UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule14a-12

FINANCIAL INVESTORS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to whom transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

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(4)	Date Filed:

FINANCIAL INVESTORS TRUST

ALPS/Red Rocks Listed Private Equity Fund

ALPS/WMC Value Intersection Fund

Clough China Fund

Jefferies Asset Management Commodity Strategy Allocation Fund

RiverFront Long-Term Growth Fund

RiverFront Moderate Growth Fund

RiverFront Long-Term Growth & Income Fund

RiverFront Moderate Growth & Income Fund

ALPS/Kotak India Growth Fund

(each, a “Fund” and together, the “Funds”)

August     , 2011

Dear Shareholders:

The enclosed Proxy Statement discusses two proposals to be voted upon by the shareholders (the “Shareholders”) of each of the above-named Funds, each a series of the Financial Investors Trust (the “Trust”). Please review the Proxy Statement and cast your vote on each of the proposals. After consideration of each of the proposals, the Board of Trustees of the Funds has unanimously approved, subject to shareholder approval, each of the proposals. The Board of Trustees of the Funds recommends that you vote FOR each proposal.

Under an investment management agreement between ALPS Advisors, Inc. (“AAI” or “ALPS Advisors”) and the Trust, AAI serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation.

AAI is a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS”), a Denver, Colorado-based company that, through its affiliates, provides a wide range of fund services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. ALPS is currently a privately held company.

As discussed in more detail in the enclosed Proxy Statement, on July 19, 2011, ALPS entered into a merger agreement (the “Transaction Agreement”) providing for the acquisition of ALPS by DST Systems, Inc. (“DST”). If the transaction contemplated by the Transaction Agreement (the “Transaction”) is completed, ALPS will become a wholly owned subsidiary of DST, a publicly traded company. Completion of the Transaction is subject to a number of conditions, including without limitation obtaining regulatory approval and the consent to the Transaction by a certain percentage of ALPS’ clients representing a certain percentage of the annualized revenue of ALPS and its subsidiaries (which includes fund shareholder approval of new investment management agreements with AAI). ALPS and DST currently expect to complete the Transaction in the fourth quarter of 2011.

The Transaction, if consummated, will constitute a change of control of AAI. To provide for continuity in the operation of the Funds, you are being asked to approve (1) new investment advisory agreements between the Trust, on behalf of each of the Funds, and AAI and (2) new investment sub-advisory agreements among the Trust, on behalf of each of the Funds, AAI and each of the sub-advisers who currently manage Fund assets (the “Sub-Advisers”).

Under these new agreements, AAI and the Sub-Advisers will provide investment advisory services to each Fund on the same terms and for the same fees that are currently in effect. None of the Funds’ investment objectives will change as a result of the Transaction, and the senior personnel of AAI and the investment advisory personnel of each of the Sub-Advisers, who currently manage the Funds, are expected to continue to do so after the closing of the Transaction. In addition, the composition of the Board of Trustees will not be changed as a direct result of the Transaction.

The Transaction and each proposal are discussed in detail in the enclosed Proxy Statement. The Transaction, which is subject to various conditions, will NOT change the names of the Funds, alter the number of shares you own in that Fund, or cause a change to the advisory fees charged to your Fund.

THE BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS A VOTE FOR EACH PROPOSAL.

Your vote is important no matter how many shares you own. The proxy documents explain the proposals in detail, and we encourage you to review them. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If we do not hear from you, our proxy solicitor, Broadridge Financial Solutions, Inc., may contact you. This will ensure that your vote is counted even if you cannot attend the special meeting in person. If you have any questions about the proposals or the voting instructions, please call Broadridge Financial Solutions, Inc. at 1-877-826-0885.

Very truly yours,

/s/ Edmund J. Burke

Edmund J. Burke
President

FINANCIAL INVESTORS TRUST

ALPS/Red Rocks Listed Private Equity Fund

ALPS/WMC Value Intersection Fund

Clough China Fund

Jefferies Asset Management Commodity Strategy Allocation Fund

RiverFront Long-Term Growth Fund

RiverFront Moderate Growth Fund

RiverFront Long-Term Growth & Income Fund

RiverFront Moderate Growth & Income Fund

ALPS/Kotak India Growth Fund

(each, a “Fund” and together, the “Funds”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be Held On

October 14, 2011

1290 Broadway, Suite 1100

Denver, Colorado 80203

(303) 623-2577

To the Shareholders of the Funds:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders (the “Shareholders”) of the Funds will be held in the offices of ALPS Advisors, Inc. (“AAI” or “ALPS Advisors”), at 1290 Broadway, Suite 1100, Denver, Colorado, on October 14, 2011 at 10:00 a.m. Mountain time.

Under an investment management agreement between ALPS Advisors, Inc. (“AAI” or “ALPS Advisors”) and the Trust, AAI serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation.

AAI is a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS”), a Denver, Colorado-based company that, through its affiliates, provides a wide range of fund services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. ALPS is currently a privately held company.

As discussed in more detail in the enclosed Proxy Statement, on July 19, 2011, ALPS entered into a merger agreement (the “Transaction Agreement”) providing for the acquisition of ALPS by DST Systems, Inc. (“DST”). If the transaction contemplated by the Transaction Agreement (the “Transaction”) is completed, ALPS will become a wholly owned subsidiary of DST, a publicly traded company. The Transaction, if consummated, will constitute a change of control of AAI. Completion of the Transaction is subject to a number of conditions, including without limitation obtaining regulatory approval and the consent to the Transaction by a certain percentage of ALPS’ clients representing a certain percentage of the annualized revenue of ALPS and its subsidiaries (which includes fund shareholder approval of new investment management agreements with AAI). ALPS and DST currently expect to complete the Transaction in the fourth quarter of 2011.

As described in the Proxy Statement, AAI will continue to be the investment adviser to the Funds after the closing of the Transaction (the “Closing”), and the sub-advisers who currently manage the Funds (the “Sub-Advisers”) are expected to continue to manage the Funds after the Closing. The senior personnel of AAI and the investment advisory personnel of each of the Sub-Advisers, who currently manage the Funds, are expected to continue to do so after the closing of the Transaction. In addition, the composition of the Board of Trustees of Financial Investors Trust (the “Board” or “Trustees”) will not be changed as a direct result of the Transaction. However, there can be no assurance that any particular employee of AAI or of a Sub-Adviser will choose to remain employed by AAI or a Sub-Adviser before or after the Closing.

In light of the Transaction, as well as other factors, the Board has determined that it is appropriate at this time to seek Shareholder approval of revised investment advisory and sub-advisory agreements between the Trust, AAI and the Sub-Advisers, as applicable. At the Meeting Shareholders will be asked:

1. To approve a new Investment Advisory Agreement for each Fund and AAI;

2. To approve a new Sub-Advisory Agreement for each Fund with AAI and each of the current Sub-Advisers listed below:

Fund	Sub-Adviser
ALPS/Red Rocks Listed Private Equity Fund	Red Rocks Capital LLC

ALPS/WMC Value Intersection Fund	Wellington Management Company, LLP

Clough China Fund	Clough Capital Partners LP

Jefferies Asset Management Commodity Strategy Allocation Fund	Jefferies Asset Management, LLC

RiverFront Long-Term Growth Fund RiverFront Long-Term Growth & Income Fund RiverFront Moderate Growth Fund RiverFront Moderate Growth & Income Fund	RiverFront Investment Group LLC RiverFront Investment Group LLC RiverFront Investment Group LLC RiverFront Investment Group LLC

ALPS/Kotak India Growth Fund	Kotak Mahindra (UK), Ltd.

3. To transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

To provide for continuity in the operation of the Funds, the Shareholders of each Fund are being asked to vote FOR Proposal 1 and Proposal 2. If approved by the shareholders, the new Investment Advisory Agreements and the new Sub-Advisory Agreements will be effective upon the Closing.

YOUR BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS.

As described in the enclosed Proxy Statement, each investment advisory agreement provides that, following the Transaction, AAI will provide the same investment advisory services on the same terms and the same fee rates as it currently provides to the Funds. Likewise, each Sub-Advisory Agreement provides that, following the Transaction, each Sub-Adviser will continue to provide the same sub-advisory services on the same terms and the same fee rates as it currently provides to its respective Fund. Each proposal is discussed in greater detail in the enclosed Proxy Statement.

You are entitled to vote at the Meeting, or any adjournment(s) or postponement(s) thereto, if you owned shares of one or more of the Funds at the close of business on August 2, 2011 (the “Record Date”). Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the relevant Fund or by voting in person at the Meeting.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

By order of the Board of Trustees of the Financial Investors Trust, on behalf of the Funds

/s/ JoEllen L. Legg

JoEllen L. Legg
Secretary

August , 2011

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. What is happening?

A. On July 19, 2011, ALPS Holdings, Inc. (“ALPS”), parent company to ALPS Advisors, Inc. (“AAI” or “ALPS Advisors”), each Fund’s investment adviser, entered into a merger agreement (the “Transaction Agreement”) providing for the acquisition of ALPS by DST Systems, Inc. (“DST”). If the transaction contemplated by the Transaction Agreement (the “Transaction”) is completed, ALPS will become a wholly owned subsidiary of DST, a publicly traded company. The Transaction, if consummated, will constitute a chance of control of AAI. Completion of the Transaction is subject to a number of conditions, including without limitation obtaining regulatory approval and the consent to the Transaction by a certain percentage of ALPS’ clients representing a certain percentage of the annualized revenue of ALPS and its subsidiaries (which includes fund shareholder approval of new investment management agreements with AAI). ALPS and DST currently expect to complete the Transaction in the fourth quarter of 2011.

ALPS Advisors is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser and is a wholly owned subsidiary of ALPS, a Denver, Colorado-based company that provides a wide range of fund services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services.

As described in the Proxy Statement, AAI will continue to be the investment adviser to the Funds after the Closing. The Sub-Advisers who currently manage the Funds are expected to continue to manage the Funds after the Closing. The senior personnel of AAI and the investment advisory personnel of each of the Sub-Advisers, who currently manage the Funds, are expected to continue to do so after the closing of the Transaction. In addition, the Board of Trustees (the “Board” or the “Trustees”) of Financial Investors Trust will continue in office after the Transaction. However, there can be no assurance that any particular employee of AAI or of a Sub-Adviser will choose to remain employed by AAI before or after the Closing.

In light of the Transaction, as well as other factors, the Board has determined that it is appropriate at this time to seek Shareholder approval of revised investment advisory and sub-advisory agreements between the Trust, AAI, and the Sub-Advisers, as applicable. Therefore, in order to provide for continued management of the Funds, Shareholders of each Fund are being asked to approve new investment advisory agreements and new sub-advisory agreements. The Proxy Statement provides additional information about AAI and each proposal. If Shareholders approve the proposals, the effectiveness of each proposal is contingent upon the Closing occurring, and each proposal will become effective only upon the Closing. If the Transaction is not consummated, none of the proposals will become effective, and the current investment advisory and sub-advisory agreements will remain in effect according to their terms.

THE BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in one or more of the Funds and have the right to vote on these very important proposals concerning your investment.

Q. Why am I being asked to vote on the new agreements?

A. Completion of the Transaction will result in an “assignment” of each Fund’s current investment advisory agreement and sub-advisory agreement and, as a result, will automatically terminate each of these agreements pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”). In light thereof, the Board has determined that it is appropriate at this time to seek Shareholder approval of revised investment advisory and sub-advisory agreements between the Trust, AAI and the Sub-Advisers, as applicable. To ensure that the operation of your Fund can continue without any interruption and that AAI and each Sub-Adviser can provide your Fund with the same services that are currently being provided to your Fund, your approval of the new agreements is sought. For the Closing to occur, certain conditions must be satisfied or waived, including, among others, the approval of the new advisory and sub-advisory agreements by Shareholders of the Funds.

Q. How will the Transaction affect me as a Fund Shareholder?

A. Your Fund and its investment objectives will not change as a result of the completion of the Transaction, and you will still own the same shares in the same Fund. The terms of the new agreements are the same as the existing agreements but for the new commencement date. If approved by the shareholders and upon the Closing, each new agreement will have an initial two-year term and will be subject to annual renewal thereafter. If the Transaction is completed, the advisory fee rates charged to your Fund are expected to remain the same as under the current investment advisory and sub-advisory agreements. The Sub-Advisers that currently manage the Funds are expected to continue to manage the Funds after the Closing. The senior personnel of AAI and the investment advisory personnel of each of the Sub-Advisers, who currently manage the Funds, are expected to continue to do so after the closing of the Transaction. In addition, the Board of Trustees will continue in office after the Transaction. However, there can be no assurance that any particular employee of AAI or of a Sub-Adviser will choose to remain employed by AAI or a Sub-Adviser before or after the Closing.

Q. Will any of the Fund’s names change?

A. No. None of the names of any Fund will change.

Q. Will there be any Sub-Adviser changes?

A. No. The Sub-Advisers that currently manage the Funds are expected to continue to manage the Funds after the Closing, using the same investment objectives and strategies currently in place.

Q. Will the fees payable under the new agreements increase as a result of the Transaction?

A. No. The proposals to approve the new agreements do not seek any increase in fee rates.

Q. How do the Trustees of the Funds recommend that I vote?

A. The Trustees of your Fund recommend that you vote FOR each of the proposals.

Q. Will my Fund pay for this proxy solicitation or for the costs of the Transaction?

A. No. The Funds will not bear these costs. ALPS has agreed to bear any such costs that would otherwise be borne by the Funds.

Q. Who is entitled to vote?

A. If you owned shares of a Fund as of the close of business on August 2, 2011 (the “Record Date”), you are entitled to vote.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meeting as described in the Proxy Statement.

Q. Why might there be more than one proxy card enclosed?

A. If you own shares of all nine Funds, you will receive a separate proxy card for each Fund. You will be allowed to vote your shares of a Fund only with respect to the approval of that Fund’s investment advisory or sub-advisory agreement.

Q. What vote is required to approve each proposal?

A. Approval of each new agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of all matters.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to your Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q. How can I obtain a copy of a Fund’s annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for any Fund, please call 1-866-759-5679, or write to ALPS Fund Services, Inc., P.O. Box 44386, Denver, Colorado 80201. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call the Funds’ proxy solicitor, Broadridge Financial Solutions, Inc. at 1-877-826-0885.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1) Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

(2) Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

(3) Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

FINANCIAL INVESTORS TRUST

ALPS/Red Rocks Listed Private Equity Fund

ALPS/WMC Value Intersection Fund

Clough China Fund

Jefferies Asset Management Commodity Strategy Allocation Fund

RiverFront Long-Term Growth Fund

RiverFront Moderate Growth Fund

RiverFront Long-Term Growth & Income Fund

RiverFront Moderate Growth & Income Fund

ALPS/Kotak India Growth Fund

(each, a “Fund” and together, the “Funds”)

PROXY STATEMENT

for the Special Meeting of Shareholders

to be held on October 14, 2011

1290 Broadway, Suite 1100

Denver, Colorado 80203

(303) 623-2577

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Financial Investors Trust (the “Trust”), on behalf of the Funds, to be used at the special meeting of shareholders (the “Shareholders”) of the Funds to be held in the offices of ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado on October 14, 2011 at 10:00 a.m. Mountain time and at any adjournments thereof (such meeting and any adjournments being referred to as the “Meeting”).

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Funds by the mailing on or about August     , 2011 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. The proposals are being submitted to a vote of shareholders in connection with the July 19, 2011 entry into a merger agreement (the “Transaction Agreement”) providing for the acquisition of ALPS Holdings, Inc. (“ALPS”) by DST Systems, Inc. (“DST”). If the transaction contemplated by the Transaction Agreement (the “Transaction”) is completed, ALPS will become a wholly owned subsidiary of DST, a publicly traded company. The Transaction, if consummated, will constitute a chance of control of AAI. Completion of the Transaction is subject to a number of conditions, as described in greater detail in the section of this Proxy Statement titled “The Transaction”. ALPS and DST currently expect to complete the Transaction (the “Closing”) in the fourth quarter of 2011. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Funds and officers, employees and agents of the Funds’ investment adviser, ALPS Advisors, Inc. (“AAI” or “ALPS Advisors”), and/or its affiliates and by Broadridge Financial Solutions, Inc., the firm that has been engaged to assist in the solicitation of proxies. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile or other electronic means.

At the Meeting, Shareholders of each Fund will be asked:

1. To approve new Investment Advisory Agreements for each Fund and AAI;

2. To approve new Sub-Advisory Agreements for each Fund with AAI and each of the current sub-advisers listed below (the “Sub-Advisers”):

Fund	Sub-Adviser
ALPS/Red Rocks Listed Private Equity Fund	Red Rocks Capital LLC
ALPS/WMC Value Intersection Fund	Wellington Management Company, LLP
Clough China Fund	Clough Capital Partners LP
Jefferies Asset Management Commodity Strategy Allocation Fund	Jefferies Asset Management, LLC
RiverFront Long-Term Growth Fund RiverFront Long-Term Growth & Income Fund RiverFront Moderate Growth Fund RiverFront Moderate Growth & Income Fund	RiverFront Investment Group LLC
ALPS/Kotak India Growth Fund	Kotak Mahindra (UK), Ltd.

3. To transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

If approved by the shareholders, the new Investment Advisory Agreements and the new Sub-Advisory Agreements will be effective upon the Closing.

The Board of Trustees has set the close of business on August 2, 2011 as the record date (the “Record Date”), and only Shareholders of record on the Record Date will be entitled to vote on these proposals at the Meeting. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “GENERAL INFORMATION” and “VOTING INFORMATION.”

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on October 14, 2011. The Notice of Special Meeting, Proxy Statement and Proxy Card are available on the internet at www.proxyweb.com. Additional information about each Fund is available in its prospectus, statement of additional information, semi-annual report and annual report to shareholders. Copies of the Funds’ annual and semi-annual reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the annual and semi-annual reports. To request a copy of the Proxy Statement or a report, please call 1-877-826-0885 (for proxy materials) or 1-866-759-5679 (for reports), write to the Fund at P.O. Box 44386, Denver, CO 80201, or visit the Fund’s website at www.alpsfunds.com. You may also call for information on how to obtain directions to be able to attend the Special Meeting in person.

Page
General Overview
Proposal 1
Proposal 2
Evaluation by the Board
Information about ALPS Advisors and Affiliates
Information about the Sub-Advisers
Information about Other Service Providers
General Information
Voting Information
Exhibit A: Forms of New Investment Advisory Agreements with ALPS Advisors
Exhibit B: Data Regarding Each Existing Investment Advisory Agreement
Exhibit C: Forms of New Sub-Advisory Agreements with each Sub-Adviser
Exhibit D: Data Regarding Each Existing Sub-Advisory Agreement
Exhibit E: Principal Executive Officer and each Director or General Partner of ALPS Advisors
Exhibit F: Principal Executive Officer and each Director or General Partner of each Sub-Adviser
Exhibit G: Additional Information Regarding ALPS Advisors and the Sub-Advisers

GENERAL OVERVIEW

The Transaction

Under investment management agreements between AAI and the Trust, AAI serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. The date of each Existing Advisory Agreement and the date on which it was last renewed by the Board are provided in Appendix B.

AAI is a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS”). ALPS is currently a privately held company.

On July 19, 2011, ALPS entered into a merger agreement (the “Transaction Agreement”) providing for the acquisition of ALPS by DST Systems, Inc. (“DST”), and pursuant to which ALPS will be merged with and into a wholly owned subsidiary of DST. If the transaction contemplated by the Transaction Agreement (the “Transaction”) is completed, ALPS will become a wholly owned subsidiary of DST.

DST, which is headquartered in Kansas City, Missouri, and is a publicly traded company on the New York Stock Exchange, provides sophisticated information processing and computer software products and services to support the mutual fund, investment management, brokerage, insurance and healthcare industries. In addition to technology products and services, DST provides integrated print and electronic statement and billing output solutions through a wholly owned subsidiary.

Completion of the Transaction is subject to a number of conditions, including, without limitation:

•	obtaining consent to the Transaction by a certain percentage of ALPS’ clients representing a certain percentage of the annualized revenue of ALPS and its subsidiaries;
•	obtaining shareholder approval from each AAI-advised fund, including each Fund, to enter into new investment advisory agreements; and
•	obtaining any necessary regulatory approvals required of DST, AAI and ALPS.

Although there is no assurance that the Closing will occur, if each of the terms and conditions required by the Transaction Agreement is satisfied or waived, DST, ALPS and AAI anticipate that the Closing will take place in the fourth quarter of 2011.

Post-Transaction Structure and Operations

If the Closing occurs, AAI will continue to be the investment adviser to the Funds after the Closing. The Sub-Advisers that currently manage their respective Funds are expected to continue to manage the Funds after the Closing. The senior personnel of AAI and the investment advisory personnel of each of the Sub-Advisers, who currently manage the Funds, are expected to continue to do so after the closing of the Transaction. However, there can be no assurance that any particular employee of AAI or of a Sub-Adviser will choose to remain employed by AAI before or after the Closing.

ALPS currently does not anticipate any changes to the organization and structure of the Funds. The composition of the Board of Trustees of the Funds will not be changed as a direct result of the Transaction, and the Board of Trustees will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Funds. AAI is not proposing any changes to these existing service providers at this time.

Anticipated Benefits of the Transaction

Although there can be no assurance as to any benefit resulting from the Transaction, ALPS anticipates the following possible benefits:

•	The possibility of certain operational synergies arising from DST’s capabilities, products and services in the financial and investment management industries;
•	The possibility of access to new sales platforms in connection with DST’s existing services and capabilities;
•	The financial condition of DST and its assurances with respect to its commitment to ALPS’ and AAI’s existing operations; and
•	The expected continuity in ALPS’ and AAI’s senior management and portfolio management.

New Investment Advisory and Sub-Advisory Agreements

AAI currently serves as investment adviser to each Fund. Upon the Closing, AAI will continue as the investment adviser to each Fund. In addition, upon the Closing, ALPS will be acquired by DST and, as a result, AAI will indirectly undergo a change in control. This change in control will likely be deemed an “assignment” of each Fund’s existing investment advisory agreement (the “Existing Investment Advisory Agreements”) and existing sub-advisory agreement (the “Existing Sub-Advisory Agreements,” and together with the Existing Investment Advisory Agreements, the “Existing Agreements”) under the 1940 Act. As required by the 1940 Act, each Fund’s Existing Agreement provides for its automatic termination in the event of an assignment, and each will, therefore, automatically terminate upon the Closing. In light thereof, the Board has determined that it is appropriate at this time to seek Shareholder approval of revised versions of each Fund’s Existing Agreement, each with a new commencement date.

Accordingly, Shareholders of each Fund are being asked to approve a new investment advisory agreement (the “New Investment Advisory Agreements”) and new sub-advisory agreements (the “New Sub-Advisory Agreements” and together, the “New Agreements”) with the same terms and the same fee rates as the Existing Agreements, but for the new commencement dates, allowing AAI and the various Sub-Advisers to manage each Fund. If approved by the Shareholders of each Fund, the New Agreements will become effective upon the Closing. For each Fund, the proposal to approve the New Sub-Advisory Agreements is subject to the approval of the New Investment Advisory Agreements. If the Transaction is not completed for any reason, the Existing Agreements will remain in effect for each Fund.

PROPOSAL 1: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENTS

Shareholders of the Funds are being asked to approve New Investment Advisory Agreements between each Fund and AAI. As described above, each Fund’s Existing Investment Advisory Agreement will automatically terminate upon the Closing. Therefore, approval of the New Investment Advisory Agreements is sought so that the operation of each Fund can continue without interruption. If approved by the Shareholders, the new Investment Advisory Agreements will be effective upon the Closing. If the Transaction is not completed for any reason, the Existing Agreements will continue in effect.

Board Approval and Recommendation

On July 26, 2011, the Board of Trustees of the Funds, including a majority of the Independent Trustees, unanimously approved the New Investment Advisory Agreement with ALPS Advisors for each Fund and unanimously recommended that Shareholders of each Fund approve the applicable New Investment Advisory Agreement with ALPS Advisors. A summary of the Board’s considerations is provided below in the section titled “EVALUATION BY THE BOARD.”

Description of the Existing and New Investment Advisory Agreements

The forms of the New Investment Advisory Agreements are set forth in Exhibit A to this Proxy Statement. The description of terms in this section and the summaries in Exhibit B are qualified in their entirety by reference to Exhibit A. Exhibit B to this Proxy Statement shows:

•	the date of each Existing Investment Advisory Agreement;

•	the date when the Existing Investment Advisory Agreement was last approved by the Board;

•	the advisory fee rates under both the Existing Investment Advisory Agreements and the New Investment Advisory Agreements for each Fund;

•

the aggregate amount of ALPS Advisors’ fee and the amount and purpose of any other payments by a Fund to ALPS Advisors, or any of its affiliated persons or affiliated person of such person, during the fiscal year ended April 30, 2011 (other than under an Existing Investment Advisory Agreement); and

•	whether ALPS Advisors has waived, reduced or otherwise agreed to reduce its compensation for any Fund under any applicable contract.

Under each Existing Investment Advisory Agreement, AAI, subject to the authority of the Board of Trustees of the Funds, is responsible for the overall management and administration of each Fund’s business affairs. AAI’s affiliate, ALPS Fund Services, Inc. (“ALPS Fund Services”), (i) serves as each Fund’s administrator and provides fund accounting and administrative services under a separate Fund Accounting and Administration Agreement and (ii) serves as each Fund’s transfer agent and provides transfer agency services under a separate Transfer Agency and Service Agreement. AAI’s affiliate, ALPS Distributors, Inc. (“ALPS Distributors”), acts as the distributor of each Fund’s shares pursuant to a separate Distribution Agreement.

The terms of each New Investment Advisory Agreement are the same as the terms of the respective Existing Investment Advisory Agreement but for the new commencement date. The fee rates for investment management under the New Investment Advisory Agreements are the same as the fee rates for those services under the respective Existing Investment Advisory Agreements. ALPS has advised the Board of Trustees that it does not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Funds or have any adverse effect on the ability of AAI, or its affiliates, ALPS Fund Services or ALPS Distributors, to fulfill their obligations to the Funds.

The following discussion of the New Investment Advisory Agreements describes both the Existing Investment Advisory Agreement and the New Investment Advisory Agreement for each Fund. The next several paragraphs briefly summarize some important provisions of the Existing and New Investment Advisory Agreements, but for a more complete understanding of the Agreements, you should read Exhibits A and B.

Services Provided by ALPS Advisors

The New Investment Advisory Agreement for each Fund requires ALPS Advisors to provide general management services to the Fund and to assume overall supervisory responsibility for the general management and investment of each Fund’s assets, subject to the review and approval of the Board of Trustees. ALPS Advisors is responsible for setting each Fund’s investment program and strategies, revising the programs, as necessary, and monitoring and reporting periodically to the Board of Trustees concerning the implementation of the programs.

The New Investment Advisory Agreement for each Fund provides for ALPS Advisors and the Fund to appoint one or more sub-advisers to have full discretion and to make all determinations with respect to the investment and reinvestment of the portion of the Fund’s assets assigned to that sub-adviser.

Term of the New Investment Advisory Agreements

The New Investment Advisory Agreement for each Fund provides that it will continue in effect for an initial period beginning on the Closing date and ending on the second anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Fund’s Board of Trustees, including a majority of the Board’s Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities of the Fund.

Termination of the New Investment Advisory Agreement

The New Investment Advisory Agreement for a Fund may be terminated without penalty by vote of the Board of Trustees, including a majority of the Board’s Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to ALPS Advisors, or by ALPS Advisors upon 60 days’ written notice to the Fund, and each terminates automatically in the event of its “assignment” as defined in the 1940 Act. The 1940 Act defines “assignment” to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occurs.

Liability of ALPS Advisors

Each New Investment Advisory Agreement provides that ALPS Advisors will not be liable to the Fund or its Shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by ALPS Advisors of its obligations and duties under the agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

Differences between the Existing and New Investment Advisory Agreements

Each New Investment Advisory Agreement is the same as the corresponding Existing Investment Advisory Agreement but for the new commencement date.

Required Quorum and Vote

Shareholders of each Fund will vote separately. The presence in person or by proxy of one-third of the Trust’s shares that are entitled to vote constitutes a quorum.

Approval of each New Investment Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

As discussed above, each Fund’s Existing Sub-Advisory Agreement will terminate upon the Closing. Consequently, Shareholders of each Fund are being asked to approve, at the Meeting, New Sub-Advisory Agreements among the Trust, AAI and the Sub-Advisers, as applicable. Approval of the New Sub-Advisory Agreements is sought so that the operation of each Fund can continue without interruption. Shareholders of each Fund are being asked to approve New Sub-Advisory Agreements among the relevant Fund, AAI and each Sub-Adviser listed below:

Fund	Sub-Adviser
ALPS/Red Rocks Listed Private Equity Fund	Red Rocks Capital LLC
ALPS/WMC Value Intersection Fund	Wellington Management Company, LLP
Clough China Fund	Clough Capital Partners LP
Jefferies Asset Management Commodity Strategy Allocation Fund	Jefferies Asset Management, LLC
RiverFront Long-Term Growth Fund RiverFront Long-Term Growth & Income Fund RiverFront Moderate Growth Fund RiverFront Moderate Growth & Income Fund	RiverFront Investment Group LLC
ALPS/Kotak India Growth Fund	Kotak Mahindra (UK), Ltd.

For each Fund, this proposal to approve New Sub-Advisory Agreements is subject to the approval of the proposal to approve New Investment Advisory Agreements. If approved by the Shareholders, the new Sub-Advisory Agreements will be effective upon the Closing. If the Transaction is not completed for any reason, the Existing Agreements will continue in effect.

Board Approval and Recommendation

On July 26, 2011, the Board of Trustees of the Funds, including a majority of the Independent Trustees, unanimously approved each New Sub-Advisory Agreement for each Fund with each respective Sub-Adviser and unanimously recommended that Shareholders approve each New

Sub-Advisory Agreement relating to that Fund with such respective Sub-Adviser. A summary of the Board’s considerations is provided below in the section titled “EVALUATION OF THE BOARD.”

Description of the Existing and New Sub-Advisory Agreements

The forms of the New Sub-Advisory Agreements are set forth in Exhibit C to this Proxy Statement. The description of terms and the summaries in Exhibit D are qualified in their entirety by reference to Exhibit C. Exhibit D to this Proxy Statement shows:

•	the date of each Existing Sub-Advisory Agreement;

•	the date when the Existing Sub-Advisory Agreement was last approved by the Board;

•	the advisory fee rates under both the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement for each Fund;

•

the aggregate amount of each Sub-Adviser’s fee and the amount and purpose of any other material payments by a Fund to a Sub-Adviser, or any affiliated person of a Sub-Adviser, during the fiscal year ended April 30, 2011; and

•	whether a Sub-Adviser has waived, reduced or otherwise agreed to reduce its compensation with respect to its respective Fund under any applicable contract.

The terms of each New Sub-Advisory Agreement are the same as those of the respective Existing Sub-Advisory Agreement. The Funds do not pay any fees under either the Existing Sub-Advisory Agreements or the New Sub-Advisory Agreements. All payments to a Sub-Adviser under an Existing Sub-Advisory Agreement are made by AAI and, if the New Sub-Advisory Agreements are approved, will continue to be made by AAI. The fee rates to be paid by AAI under each New Sub-Advisory Agreement are the same as the fee rates paid by AAI under the respective Existing Sub-Advisory Agreement. AAI and each Sub-Adviser have advised the Board of Trustees that they do not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Funds or have any adverse effect on the ability of any Sub-Adviser to fulfill its obligations under its respective New Sub-Advisory Agreement.

The following discussion of the New Sub-Advisory Agreement describes both the Existing Sub-Advisory Agreements and the New Sub-Advisory Agreements for each Fund. Each New Sub-Advisory Agreement matches the form in Exhibit C, except for items specific to a Fund, such as the Fund’s name and fee rate. The next several paragraphs briefly summarize some important provisions of the Existing and New Sub-Advisory Agreements, but for a complete understanding of the Agreements, you should read Exhibits C and D.

Services Provided by the Sub-Advisers

ALPS Advisors has delegated daily management of each Fund’s assets to its respective Sub-Adviser. The New Sub-Advisory Agreement for each Fund essentially provides that the Sub-Adviser for that Fund is engaged to manage the investments of the Fund in accordance with such Fund’s investment objective, policies and limitations and investment guidelines established by ALPS Advisors and the Board of Trustees.

Term of the New Sub-Advisory Agreements

The New Sub-Advisory Agreements provide that they will continue in effect for an initial period beginning on the Closing date and ending on the second anniversary of that date. After that, each New Sub-Advisory Agreement will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Board of Trustees, including a majority of Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities of the Fund.

Termination of the New Sub-Advisory Agreements

The New Sub-Advisory Agreement for a Fund may be terminated at any time, without the payment of any penalty, by a vote of the majority of the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, or ALPS Advisors on 60 days’ prior written notice to the Sub-Adviser and ALPS Advisors, as appropriate. In addition, the Sub-Adviser may terminate the agreement upon 60 days’ written notice to ALPS Advisors. It is anticipated that the New Sub-Advisory Agreements will automatically terminate, without the payment of any penalty, in the event the New Investment Advisory Agreement with ALPS Advisors is assigned (as defined in the 1940 Act) or terminates for any other reason. The 1940 Act defines “assignment” to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occurs. The New Sub-Advisory Agreement will also terminate upon written notice to the other party that the other party is in material breach of the agreement, unless the other party in material breach of the agreement cures such breach to the reasonable satisfaction of the party alleging the breach within 30 days after written notice.

Liability of the Sub-Adviser

Each New Sub-Advisory Agreement provides that, except as may otherwise be provided by the 1940 Act or any other federal securities law, in the absence of willful misconduct, bad faith or gross negligence, neither the Sub-Adviser nor any of its officers, affiliates, employees or consultants (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by ALPS Advisors, the Fund or the Trust as a result of any error of judgment or for any action or inaction taken in good faith by the Sub-Adviser or its Affiliates with respect to the Fund.

Differences between the Existing and New Sub-Advisory Agreements

Each New Sub-Advisory Agreement is the same as the corresponding Existing Sub-Advisory Agreement but for the new commencement date.

Required Quorum and Vote

Shareholders of each Fund will vote separately. The presence in person or by proxy of one-third of the Trust’s shares that are entitled to vote constitutes a quorum.

Approval of each New Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 2.

EVALUATION BY THE BOARD

Summary of Board Meetings and Considerations

The Board met in person on June 28, 2011 and July 26, 2011 to evaluate, among other things, the Transaction, AAI and ALPS, and to determine whether approving the New Agreements was in the best interests of the Funds’ Shareholders. At its June 28, 2011 meeting, the Board met to discuss and consider, among other things, the status and renewal of Existing Agreements under Section 15(c) of the 1940 Act. The reconvened on July 26, 2011 to discuss and consider the approval of the New Agreements in light of the change of control of AAI contemplated by the completion of the Transaction. At those meetings and throughout the process of considering the Transaction, the Board, including a majority of the Independent Trustees, was advised by its independent legal counsel.

In their consideration of the Transaction, the Board and its counsel reviewed materials furnished by DST, AAI, ALPS and the Sub-Advisers, and communicated with senior representatives of DST, AAI, ALPS and the Sub-Advisers regarding their personnel, operations and financial condition. The Board also reviewed the terms of the Transaction and considered its possible effects on the Funds and their Shareholders. In this regard, the Trustees spoke with representatives of DST, ALPS and AAI during the Board meeting and in private sessions to discuss the anticipated effects of the Transaction.

During these meetings, the representatives of DST, ALPS and AAI indicated their belief that the Transaction would not adversely affect (i) the continued operation of the Funds; (ii) the capabilities of the senior investment advisory personnel of AAI who currently manage the Funds to continue to provide these and other services to the Funds at the current levels; and (3) the capabilities of each Sub-Adviser to continue to provide the same level of advisory and other services to the Funds. Those representatives indicated that they believed that the Transaction may provide certain benefits to the Funds, but also indicated that there could be no assurance as to any particular benefits that may result.

In connection with the Board’s recommendation that Shareholders approve the New Agreements required by the Transaction, the Trustees considered the following factors with respect to the Transaction in addition to the other factors discussed below, but without identifying any single factor as all-important or controlling:

(i) the assurances from DST and AAI that the manner in which the Funds’ assets are managed will not change as a result of the Transaction, that the same people who currently manage the Funds’ assets will continue to do so after the Transaction, and that there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds;

(ii) the material terms of the New Agreements and the agreements for the provision of administrative services to the Funds, including the fees payable by the Funds, are the same as the terms of the Funds’ existing agreements but for the new commencement dates;

(iii) the assurances from ALPS that the existing expense waivers for the Funds are expected to continue in place;

(iv) the favorable history, reputation, qualification and background of ALPS;

(v) the qualifications of the ALPS and AAI personnel who will provide advisory and administrative services to the Funds;

(vi) ALPS’ and AAI’s financial condition;

(vii) DST’s financial condition;

(viii) the possibility of certain operational synergies arising from DST’s capabilities, products and services in the financial and investment management industries;

(ix) the possibility of access to new sales platforms in connection with DST’s existing services and capabilities;

(x) the potential adverse effects on AAI, and indirectly, on the Funds, in the event the Transaction is not completed;

(xi) the potential disruption to the provision of services to the Funds as a result of ALPS’ entry into the Transaction Agreement and the attendant efforts to effect the Closing; and

(xii) the fact that Fund Shareholders will not bear any costs in connection with the Transaction, inasmuch as ALPS has committed to pay the expenses of the Funds in connection with the Transaction, including all expenses in connection with the solicitation of proxies.

Board Consideration of the New Agreements

The 1940 Act requires that the Board of Trustees of the Funds review each Fund’s advisory contracts and consider whether to approve them and recommend that the Shareholders of each Fund approve them.

In anticipation of the Board’s meetings on June 28, 2011 and July 26, 2011, and as part of the process to consider the Transaction and the Funds’ Existing and New Agreements, legal counsel to the Independent Trustees requested certain information from DST, AAI and the Sub-Advisers. In response to these requests, the Independent Trustees received reports from DST, AAI and the Sub-Advisers that addressed specific factors to be considered by the Board. The Board also received from counsel a memorandum regarding the Board’s responsibilities pertaining to the approval of advisory contracts in general, as well as a memorandum regarding the Board’s responsibilities pertaining to particular considerations with respect to the New Agreements arising from the change of control of AAI.

At its meeting on June 28, 2011, the Board considered the information received from AAI and the Sub-Advisers, and reviewed the status of the Existing Agreements.

The Board reconvened on July 26, 2011 and, in addition to the information previously considered in connection with the review of the Existing Agreement, considered additional information supplied by DST, ALPS and AAI. To assist the Board in its consideration of the New Agreements, DST provided materials and information about itself, including its history, management, investment, risk management and compliance capabilities and processes, and financial condition. At the July 26, 2011 meeting, the Trustees discussed with a representative of DST its general plans and intentions regarding the Funds. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of DST in connection with the Transaction, including the anticipated senior management structure. Prior to the Board’s approval of those agreements, the Independent Trustees met to consider management’s recommendations as to the approval of each New Agreement. Based on its evaluation, the Board unanimously concluded that the terms of each New Agreement were reasonable and fair and that the approval of each New Agreement was in the best interests of the Fund and its Shareholders.

In voting to approve each New Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters it considered. The Board considered whether each New Agreement would be in the best interests of the respective Fund and its Shareholders, based on: (i) the nature, extent and quality of the services to be provided under the New Agreement; (ii) the investment performance of the Fund; (iii) the expenses borne by the Fund (including management fees and other expenses), the fees charged by AAI and the Sub-Adviser to the Fund and to their other clients, as applicable, and projected profits to be realized by AAI and its affiliates from their relationships with the Fund; (iv) the fact that economies of scale may be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of Shareholders; (v) potential fall-out benefits to AAI and each Sub-Adviser from their relationships with the Fund; and (vi) other general information about AAI and each Sub-Adviser. The following is a summary of the Board’s consideration and conclusions regarding these matters.

Nature, Extent and Quality of the Services Provided

At its June 28, 2011 meeting, the Board considered the nature, extent and quality of the services provided by AAI, including portfolio manager selection, evaluation and monitoring and the portfolio management provided by each Sub-Adviser, in light of the investment objective of the respective Fund. The Board also considered each Sub-Adviser’s demonstrated consistency in investment approach. The Board reviewed the background and experience of (i) the current AAI personnel to be responsible for the evaluation and monitoring for each Fund and (ii) the Sub-Adviser personnel responsible for managing the portfolio of the respective Fund. The Board also considered the compliance records of AAI and each Sub-Adviser. Finally, the Board also considered its and the Funds’ long association with the current personnel employed by AAI, the relationships those AAI personnel maintain with the Sub-Advisers, and the ability of those personnel to evaluate the services provided by the Sub-Advisers.

The Board concluded at that time that the nature, extent and quality of the services to be provided by AAI and the respective Sub-Advisers to the respective Funds were appropriate and consistent with the terms of the respective Existing Agreements and that each Fund was likely to benefit from services provided under the Existing Agreements. The Board also concluded that the quality of the services provided by the senior advisory personnel employed by AAI and by the Sub-Advisers had been consistent with or superior to quality norms in the industry, and that AAI and the respective Sub-Advisers would have sufficient personnel, with the appropriate education and experience, to serve each Fund effectively. The Board also concluded that the Sub-Advisers had demonstrated a continuing ability to attract and retain well-qualified personnel, and that the structure of AAI’s operations was sufficient to retain and properly motivate the Funds’ current senior advisory personnel. Finally, the Board concluded that the financial condition of AAI and of each respective Sub-Adviser was sound.

At its July 26, 2011 meeting, the Board considered, in addition to the factors considered at the June 28, 2011 meeting, the expectations of DST, ALPS and AAI regarding the continuity of senior management and operations and the low likelihood of material adverse effect on the ability to provide services to the Funds. The Board also took note of any retention or employment arrangements with respect to portfolio managers or officers covering periods subsequent to the Closing, as well as the reduced possibility of changes in personnel following the Closing. The Board considered that, following the Transaction, the same senior investment advisory personnel of AAI and the Sub-Advisers are expected to continue to provide these services to each Fund . In that regard, the Board considered the long-term history of care and conscientiousness in the management of each Fund provided by that personnel, and whether such services would reasonably be expected to be continued to be provided following the Transaction.

Investment Performance

At its meeting on June 28, 2011, the Board reviewed the long-term and short-term investment performance of each Fund as of December 31, 2010 and as of March 31, 2011, and of other investment companies and other accounts managed by the Portfolio Managers. In that connection, the Board also considered the long-term and short-term investment performance of the existing senior investment advisory personnel of AAI who will continue to manage the Funds.

At its July 26, 2011 meeting, the Board reviewed the performance information previously considered in connection AAI and the Sub-Advisers, and noted the absence of any significant changes in performance of each Fund since the June 28, 2011 meeting.

Costs of the Services to be Provided to the Funds and the Projected Profits to be Realized by AAI and the Sub-Advisers from their Relationship with the Funds

At its June 28, 2011 meeting, the Board reviewed the fees to be paid by each Fund to AAI and the fees to be paid by AAI to the Sub-Advisers under the Existing Agreements. The Board reviewed comparative fee information of each Fund’s advisory contracts, including information about (i) the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Funds and (ii) the fees charged by the Sub-Advisers to their other client accounts, including institutional accounts, as applicable. The Board also considered the fact that each Fund’s fees were generally comparable to the fees charged to similar funds. The Board also took note of the fact that the Sub-Advisers would be paid by AAI and not the Funds. Further, the Board also considered the differences in the level of services provided and the differences in responsibility of the Sub-Advisers to each Fund. In renewing the Existing Agreements, the Board concluded that the management fees payable by each Fund to AAI and the fees payable by AAI to the Sub-Advisers were reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies and the fees the Sub-Advisers charge to other clients.

At its July 26, 2011 meeting, the Board reviewed the same factors previously considered in its renewal of the Existing Agreements. With respect to the New Agreements, the Board noted that the rates of fees to be paid under the New Agreements are the same fee rates the Funds currently pay under the Existing Agreements. In that regard, the Board noted that its conclusions with respect to the Existing Agreements would continue to be applicable for the New Agreements.

Projected Profitability and Costs of Services to AAI and the Sub-Advisers

At its June 28, 2011 meeting, the Board reviewed reports of the financial position of each of the Sub-Advisers at the time of the annual renewal of the Fund’s advisory contracts. The Board considered the projected profitability of ALPS’ overall relationship with the Funds, which included fees payable to AAI for advisory services as well as fees payable to other ALPS affiliates for non-advisory services, and concluded that the projected costs of providing services to each Fund was not excessive. The Board also considered the potential “fall-out” benefits (including the receipt of research products and services from unaffiliated brokers) that AAI or the Sub-Advisers might receive in connection with their association with the Funds, and acknowledged each Sub-Adviser’s well-established stand-alone management relationships independent of each Fund and the regulatory risks each assumed in connection with the management of each Fund.

At its July 26, 2011 meeting, the Board was provided with updated information regarding the projected profitability of AAI. The Board took note of the above factors previously considered during the renewal of the Existing Agreements, and in that regard noted that the rates of fees payable to the advisers under the New Agreements would be unchanged.

Extent of Economies of Scale as the Funds Grow and Whether Fee Levels Reflect Economies of Scale

At its June 28, 2011 meeting, the Board reviewed the Funds’ certain financial information provided by AAI, and concluded that, to the extent any economies of scale could be realized as the assets of each Fund increase, such economies would likely be insignificant at the current time.

In reviewing the New Agreements at the July 26, 2011 meeting, the Board reviewed the information previously considered in connection with the Existing Agreements, and took note of the fact that the Transaction presented the possibility of certain operational synergies arising from DST’s capabilities and services.

Annual Renewal of Existing Agreements and Approval of the New Agreements

In light of the considerations noted above, the Board, at its June 28, 2011 meeting, reviewed the Existing Agreements and renewed certain Existing Agreements for the maximum period permissible under the 1940 Act as part of its annual review process. In the event that the Closing does not occur, these Existing Agreements will remain in effect.

At its July 26, 2011 meeting, the Board reviewed the considerations previously noted in reviewing the Existing Agreements, and also considered additional factors and information in light of the Transaction. Based on their evaluation, the Board unanimously concluded that the terms of the New Agreements are reasonable, fair and in the best interests of each Fund and its Shareholders. The Board believes that the New Agreements will enable each Fund to continue to enjoy the high-quality investment management and sub-advisory services it has received in the past from ALPS Advisors and each Sub-Adviser, at fee rates identical to the present rates, which the Board deems appropriate, reasonable and in the best interests of each Fund and its Shareholders. Based on their evaluation of the aforementioned considerations, the Board unanimously voted to approve and to recommend to the Shareholders of each Fund that they approve the New Agreements.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the transaction, at least 75% of the members of the investment company’s board of trustees/directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

Although the Transaction involves a sale of a portion of the business of AAI rather than the sale of an interest in AAI, AAI and ALPS intend for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. The Board has not been advised by DST, ALPS or AAI of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on any Fund. At the present time, five (5) of six (6) of the Trustees are classified as Independent Trustees and following the Transaction, all five (5) of the Trustees will continue to be classified as such. DST and ALPS have agreed under the Transaction Agreement, and the Board understands, that DST shall use commercially reasonable efforts to enable the Funds to be within the safe harbor provided by Section  15(f) of the 1940 Act for a specified period subsequent to the Closing.

INFORMATION ABOUT ALPS ADVISORS AND AFFILIATES

ALPS and its Affiliates

ALPS, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, was founded in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. ALPS conducts its business through three wholly owned subsidiaries: ALPS Advisors, a SEC-registered investment adviser; ALPS Fund Services, Inc., an administrator and SEC-registered transfer agent; and ALPS Distributors, Inc., a FINRA-registered broker-dealer, currently registered in all 50 states. As of June 30, 2011, ALPS and its affiliates provide fund administration services to funds with assets in excess of $25 billion and distribution services to funds with assets of more than $290 billion.

Information regarding the principal executive officer, directors and certain other officers of AAI and its affiliates and certain other information is attached in Exhibits E and G to this Proxy Statement. Additional information regarding AAI is also attached in Exhibit  B to this Proxy Statement.

INFORMATION ABOUT THE SUB-ADVISERS

Information for each Sub-Adviser regarding its principal executive officers and directors or general partners, as applicable, and certain other information is attached in Exhibits F and G to this Proxy Statement. Additional information regarding each Sub-Adviser is also attached in Exhibit D to this Proxy Statement.

Red Rocks Capital LLC (“Red Rocks”), located at 25188 Genesee Trail Road, Suite 250, Golden, Colorado, 80401, is the investment sub-adviser to the ALPS/Red Rocks Listed Private Equity Fund. Adam Goldman, Co-Founder and Managing Director of Red Rocks, has been portfolio manager of the Fund since its inception in December 2007. Mark Sunderhuse, Co-Founder and Managing Director of Red Rocks, has been portfolio manager of the Fund since its inception in December 2007. As of June 30, 2011, Red Rocks had approximately $1.033 billion in assets under management.

Wellington Management Company, LLP (“Wellington Management”), with principal offices at 280 Congress Street, Boston, Massachusetts, 02210, is the investment sub-adviser to the ALPS/WMC Value Intersection Fund. Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has managed the Fund since May 2009. As of June 30, 2011, Wellington Management had approximately $676 billion in assets under management.

Clough Capital Partners LP (“Clough Capital”), with principal offices at One Post Office Square, 40th Floor, Boston, Massachusetts, 02109, is the investment sub-adviser to the Clough China Fund. Eric Brock, Partner and Research Director of Clough Capital, has been co-portfolio manager of the Fund since July 2009. Francoise Vappereau, Managing Director of Clough Capital Hong Kong Ltd., has been co-portfolio manager of the Fund (including the Fund’s predecessors) since inception in December 2005. As of June 30, 2011, Clough Capital had approximately $4.0 billion in assets under management.

Jefferies Asset Management, LLC (“Jefferies Asset Management”), located at The Metro Center, One Station Place, 3N, Stamford, Connecticut, 06902, is the investment sub-adviser to the Jefferies Asset Management Commodity Strategy Allocation Fund. Robert B. Hyman is a Senior Vice President for Jefferies Asset Management and a Senior Portfolio Manager to the Fund since June 2010. As of June 30, 2011, Jefferies Asset Management had approximately $1.9 billion in assets under management (measured at agreed upon notional amounts for managed accounts, net asset value for pooled vehicles and includes non-fee paying accounts of affiliates).

RiverFront Investment Group, LLC (“RiverFront”), located at 9011 Arboretum Parkway, Suite 110, Richmond, Virginia 23236, is the investment sub-adviser to the Riverfront Long-Term Growth Fund, RiverFront Moderate Growth Fund, RiverFront Long-Term Growth & Income Fund and RiverFront Moderate Growth & Income Fund. Michael Jones, CFA Rod Smyth, Doug Sandler, CFA, and Tim Anderson, CFA of RiverFront have been the co-portfolio managers of the Funds since their inception in 2010. RiverFront was established in April 2008 by the former Chief Investment Officer, Chief Investment Strategist and Chief Equity Strategist at Wachovia Securities. RiverFront is majority-owned by its employees but is affiliated with Baird Financial Corporation and Private Advisor’s Coinvestment Fund, LP as a result of their minority equity interests and representation on RiverFront’s board of directors. As of June 30, 2011, RiverFront had approximately $3 billion in assets under management.

Kotak Mahindra (UK) Limited (“Kotak”) is part of the Kotak Mahindra Group based in Mumbai, India. Kotak’s principal business address is 8th Floor, Portsoken House, 155-157 Minories, London EC3N 1LS United Kingdom. Kotak is the investment sub-adviser to the ALPS/Kotak India Growth Fund (“Fund”). Nitin Jain, principal Fund manager and Harish Krishnan, Investment Manager at Kotak have been the portfolio managers of the Fund since its inception in February 2011. As of June 30, 2011, Kotak had approximately $1.66 billion in assets under management both on a discretionary and non-discretionary basis.

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Investment Adviser, Administrator, Distributor and Transfer Agent

Following the Transaction, ALPS Advisors, 1290 Broadway, Suite 1100, Denver, Colorado, 80203, will continue to serve as investment advisor for each Fund; ALPS Fund Services, 1290 Broadway, Suite 1100, Denver, Colorado, 80203, will continue to serve as administrator and transfer agent to each Fund; and ALPS Distributors, 1290 Broadway, Suite 1100, Denver, Colorado, 80203, will continue to serve as distributor of each Fund’s shares.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, the following shares of beneficial interest were outstanding in each class of each of the Funds.

Name of Fund		# of Shares Outstanding
ALPS/Red Rocks Listed Private Equity Fund	Class A Class C Class I Class R	20,045,882.357 580,283.408 11,487,666.025 25,184.630
ALPS/WMC Value Intersection Fund	Class A ClassC Class I	5,537,869.056 1,571.272 3,375,511.639
Clough China Fund	Class A Class C Class I	2,040,339.332 821,409.578 1,905,712.540
Jefferies Asset Management	Class A Class C	3,522,003.039 821,893.928

Commodity Strategy Allocation Fund	Class I	6,149,462.859
RiverFront Long-Term Growth Fund	Class A Class C Class I Class L Class Investor	798,836.516 463,755.509 354,061.552 2,299,286.009 1,171,811.534
RiverFront Moderate Growth Fund	Class A Class C Class I	531,801.752 959,675.098 207,427.538
RiverFront Long-Term Growth & Income Fund	Class A Class C Class I	683,514.825 961,498.691 339,416.159
RiverFront Moderate Growth & Income Fund	Class A Class C Class I	1,237,714.116 2,737,048.253 861,744.385
ALPS/Kotak India Growth Fund	Class A Class C Class I	149,787.604 50,865.877 153,135.019

As of the Record Date, the following persons were known to own of record more than 5% of any class of the voting securities of the Funds:

Name of Fund	Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership
ALPS/Kotak India Growth Fund, Class A	OPPENHEIMER & CO. INC. FBO MARSHALL P BARTLETT IAS/PLACEMARK/UMA/FLEX 11 YOUNGS ROAD	29,533.459	19.72%	Record

	PO BOX 489 NEW VERNON NJ 07976-0489
ALPS/Kotak India Growth Fund Class A	OPPENHEIMER & CO. INC. FBO WESTERN ANESTHESIOLOGY ASSOC PROFIT SHARING PLN DTD 10/1/91 C JOHNS,T SAAK & B SMITH CO-TTEES 339 CONSORT DRIVE BALLWIN, MO 63011	19,744.000	13.18%	Record
ALPS/Kotak India Growth Fund Class C	OPPENHEIMER & CO INC. FBO JOHN S GLOEKLER TRUST DTD 03/25/2010 JOHN S GLOEKLER TTEE 900 WINGOMAR ROAD PITTSBURGH PA 15237	10,371.807	20.39%	Record
ALPS/Kotak India Growth Fund Class C	NFS LLC FEBO JPMORGAN CHASE BANK TRAD CUST IRA OF SUNASIR SEN 330 E 38TH ST APT 46MNO NEW YORK NY 10016	5,117.000	10.06%	Record
ALPS/Kotak India Growth Fund Class C	OPPENHEIMER & CO INC CUSTODIAN FBO LEONARD MATTES IRA #1 IRA OF SUNASIR SEN 535 BLINN ROAD CROTON-ON-HUDSON NY 10520	4,003.757	7.87%	Record
ALPS/Kotak India Growth Fund Class C	OPPENHEIMER & CO INC. FBO UPENDRA M SARAIYA & DEVILA U SARAIYA JTWROS 31 JENNI LANE NORWOOD NJ 07648	2,860.000	5.62%	Record
ALPS/Kotak India Growth Fund Class C	OPPENHEIMER & CO INC. FBO LYNN RIEGLER & ESTHER RIEGLER JTWROS 43-34 UNION ST, APT 4J	2,561.475	5.04%	Record

	FLUSHING NY 11355
ALPS/Kotak India Growth Fund Class C	OPPENHEIMER & CO INC. FBO LEONARD MATTES MD & DONALD BERG PC RETIREMENT PLAN LEONARD MATTES & DONALD BERGMAN TTE 1199 PARK AVE STE 1F NEW YORK NY 10128	2,545.825	5.00%	Record
ALPS/Kotak India Growth Fund Class I	KOTAK MAHINDRA INC 50 MAIN ST SUITE 310 WHITE PLAINS, NY 10606	90,599.224	59.16%	Record
ALPS/Kotak India Growth Fund Class I	KOTAK MAHINDRA INTERNATIONAL LIMITED 4TH FL LES CASCADES PORT-LOUIS, MAURITIUS	46,225.942	30.19%	Record
RiverFront Long-Term Growth Fund, Class A	RAYMOND JAMES & ASSOC INC FBO L & N ANDREAS FOUNDATION PO BOX 3584 MANKATO MN 56002-3584845	103,155.123	12.91%	Record
RiverFront Long-Term Growth Fund, Class I	BAIRD RW FND LC MGD 777 E. WISCONSIN AVE FL 26 MILWAUKEE, WI 53202-5300	197,743.735	55.85%	Record
RiverFront Long-Term Growth Fund, Class Investor	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	93,291.705	7.96%	Record
RiverFront Long-Term Growth Fund, Class L	DCGT as TTEE and/or CUST FBO Principal Financial Group Qualified Prin Advtg Omnibus ATTN NPIO TRADE DESK 711 High Street Des Moines IA 50303	1,072,411.311	46.64%	Record
RiverFront Long-Term	ATTN LAURA PIOTROWSKI	389,985.959	16.96%	Record

Growth Fund, Class L	FADCP & LTIP PLANS OFFICE DELIVERY MA9P ACCOUNTING DEPARTMENT 777 E. WISCONSIN AVE FL 26 MILWAUKEE, WI 53202
RiverFront Moderate Growth Fund, Class A	SCHWAB 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	89,049.114	16.74%	Record
RiverFront Moderate Growth Fund, Class I	DCGT as TTEE and/or CUST FBO Principal Financial Group Qualified Prin Advtg Omnibus ATTN NPIO TRADE DESK 711 High Street Des Moines,IA 50303	55,152.896	26.59%	Record
RiverFront Moderate Growth Fund, Class I	ATTN LAURA PIOTROWSKI FADCP & LTIP PLANS OFFICE DELIVERY MA9P ACCOUNTING DEPARTMENT 777 E. WISCONSIN AVE FL 26 MILWAUKEE, WI 53202	44,670.484	21.54%	Record
RiverFront Moderate Growth Fund, Class I	WOODCF # 2 880 CARILLION PARKWAY PO BOX 12749 ST. PETERSBURG, FL	16,069.789	7.75%	Record
RiverFront Moderate Growth Fund, Class I	RAYMOND JAMES & ASSOC INC CSDN FBO TRACY H SHELTON IRA 209 CHISELHURST WAY CARY NC 27513-5563094	11,766.481	5.67%	Record
RiverFront Long-Term Growth & Income Fund, Class A	SCHWAB 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	138,859.739	20.32%	Record
RiverFront Long-Term Growth & Income Fund, Class A	RAYMOND JAMES & ASSOC INC CSDN FBO H JOSEPH BOBZIEN IRA 727 SAVOY RD LOUISVILLE KY 40223-2896275	37,042.738	5.42%	Record

RiverFront Long-Term Growth & Income Fund, Class I	DCGT as TTEE and/or CUST FBO Principal Financial Group Qualified Prin Advtg Omnibus ATTN NPIO TRADE DESK 711 High Street Des Moines,IA 50303	115,357.281	33.99%	Record
RiverFront Long-Term Growth & Income Fund, Class I	ATTN LAURA PIOTROWSKI FADCP & LTIP PLANS OFFICE DELIVERY MA9P ACCOUNTING DEPARTMENT 777 E. WISCONSIN AVE FL 26 MILWAUKEE, WI 53202	67,168.421	19.79%	Record
RiverFront Long-Term Growth & Income Fund, Class I	ORRAN L. BROWN & ELLEN F. BROWN JTWROS 2230 MONUMENT AVENUE RICHMOND VA 23220	22,321.429	6.58%	Beneficial
RiverFront Long-Term Growth & Income Fund, Class I	COLORADO STATE BANK & TRUST CO CUST PETER J QUINN JR IRA ROLLOVER 6341 RIDGEWAY RD RICHMOND, VA 23226	20,360.660	6.00%	Record
RiverFront Moderate Growth & Income Fund, Class A	SCHWAB 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	204,271.842	16.50%	Record
RiverFront Moderate Growth & Income Fund, Class A	370 SEI PJL IP ONE FREEDOM VALLEY DR OAKS, PA 19456	124,076.649	10.02%	Record
RiverFront Moderate Growth & Income Fund, Class I	DCGT as TTEE and/or CUST FBO Principal Financial Group Qualified Prin Advtg Omnibus ATTN NPIO TRADE DESK 711 High Street Des Moines,IA 50303	213,934.820	24.83%	Record
RiverFront Moderate Growth & Income Fund, Class I	ATTN LAURA PIOTROWSKI FADCP & LTIP PLANS OFFICE DELIVERY MA9P ACCOUNTING DEPARTMENT	79,725.156	9.25%	Record

	777 E. WISCONSIN AVE FL 26 MILWAUKEE, WI 53202
Jefferies Asset Management Commodity Strategy Allocation Fund, Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	214,383.400	6.09%	Record
Jefferies Asset Management Commodity Strategy Allocation Fund, Class C	PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	46,189.376	5.62%	Record
Jefferies Asset Management Commodity Strategy Allocation Fund, Class I	SG AMERICAS SECURITIES, LLC A/C 3942-1588 1221 AVENUE OF THE AMERICAS NEW YORK NY 10020-1001	2,064,409.579	33.57%	Record
Jefferies Asset Management Commodity Strategy Allocation Fund, Class I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	1,365,589.586	22.21%	Record
Clough China Fund, Class C	MERRILL LYNCH 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	441,801.395	53.79%	Record
Clough China Fund, Class A	MERRILL LYNCH 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	659,231.090	32.31%	Record
Clough China Fund, Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	117,423.427	5.76%	Record

Clough China Fund, Class I	MERRILL LYNCH 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	890,899.905	46.75%	Record
Clough China Fund, Class I	JOHN PETER CLAY 114 E 30TH ST NEW YORK NY 10016-7303	414,237.556	21.74%	Beneficial
Clough China Fund, Class I	SCHWAB 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	249,292.504	13.08%	Record
Clough China Fund, Class I	DAVID FRANCIS KERR FINLAY 114 E 90TH ST APT 9B NEW YORK NY 10128-1557	181,914.927	9.55%	Beneficial
ALPS/Red Rocks Listed Private Equity Fund, Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FL 32246	133,918.853	23.08%	Record
ALPS/Red Rocks Listed Private Equity Fund, Class C	UBS FINANCIAL SERVICES INC. FBO KELLY E LAMB 2658 GRIFFITH PARK BLVD #119 LOS ANGELES CA 90039-2520	32,733.224	5.64%	Record
ALPS/Red Rocks Listed Private Equity Fund, Class I	SCHWAB 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,977,931.728	25.92%	Record
ALPS/Red Rocks Listed Private Equity Fund, Class I	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FL 32246	1,257,783.281	10.95%	Record
ALPS/Red Rocks Listed	NFS LLC FEBO	10,378.378	41.21%	Record

Private Equity Fund, Class R	AMERICAN ELECTRIC POWER P/ADM RETIREMENT SAVINGS PLAN FBO THOMAS J CRAVEN 1950 RUSSELL RD BARODA MI 49101
ALPS/Red Rocks Listed Private Equity Fund, Class R	NFS LLC FEBO FMT CO CUST IRA ROLLOVER FBO DAVID L SPRAGUE 2441 W CACTUS BLUFF PLACE HIGHLANDS RANCH CO 80129	5,971.053	23.71%	Record
ALPS/Red Rocks Listed Private Equity Fund, Class R	NFS LLC FEBO FMTC CUSTODIAN - ROTH IRA FBO DREW L HARRIS 670 CORNWALL AVE. CHESHIRE CT 0641	2,595.021	10.30%	Record
ALPS/Red Rocks Listed Private Equity Fund, Class R	NFS LLC FEBO FMTC TTEE PG&E RSP 401K FBO KEITH LEE HINRICHSEN 548 WARWICK ST CAMBRIA CA 93428	1,811.594	7.19%	Record
ALPS/WMC Value Intersection Fund, Class A	NAN VANANDEL TRUST TRST NAN VAN ANDEL DTD 9/27/96 PO BOX 83 ADA MI 49301-0083	390,865.175	7.06%	Beneficial
ALPS/WMC Value Intersection Fund, Class C	ALPS FUND SERVICES 1290 BROADWAY SUITE 1100 DENVER, CO 80203	1,571.272	100.0%	Beneficial
ALPS/WMC Value Intersection Fund, Class I	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC AS AGNTS FOR CERTAIN EMPLOYEE BENEF PLNS 100 MAGELLAN WAY KW1C	3,375,511.639	100.0%	Record

COVINGTON KY 41015-1999

Any person owning more than 25% of the outstanding shares of a Fund may be deemed to control it.

Since the beginning of each Fund’s most recently completed fiscal year, no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of ALPS or its subsidiaries.

As of December 31, 2010, no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of ALPS, another investment adviser, sub-adviser or portfolio manager of either of the Funds or any person controlling, controlled by or under common control with any such entity.

As of December 31, 2010, the percentage of shares owned by the Trust’s Trustees and officers, individually and as a group, did not exceed 1% of the outstanding shares of any of the Funds.

Other Information

The following table provides certain information regarding certain Trustees and officers of the Trust.

Name	Position with Trust	Position with AAI
Edmund J. Burke	Trustee	Director
Jeremy O. May	Treasurer	Executive Vice President, Director
JoEllen L. Legg	Secretary	Vice President, Associate Counsel
Ted Uhl	Chief Compliance Officer	—
Kimberly R. Storms	Assistant Treasurer	—
Monette R. Nickels	Tax Officer	—

Mr. Burke is a Trustee of the Trust, and owns an interest in ALPS, of which AAI is a wholly owned subsidiary. Mr. May serves as Treasurer to the Trust, and also owns an interest in ALPS. Upon completion of the Transaction, Mr. Burke and Mr. May are each anticipated to receive a portion of the merger consideration based on their relative ownership in ALPS, which portion is expected to be, in either instance, less than three percent of the total consideration paid to all stockholders of ALPS.

Mses. Legg, Storms and Nickels and Mr. Uhl are officers of the Trust, and are neither directors nor general partners of AAI. Each of Mses. Legg, Storms and Nickels, and Mr. Uhl owns interests in ALPS. No other officer or Trustee of the Trust who is not a director or general partner of AAI owns securities or has a material direct or indirect interest in AAI or any person controlling or controlled by AAI. Upon completion of the Transaction, Mses. Legg, Storms and

Nickels and Mr. Uhl are each anticipated to receive a portion of the merger consideration based on their relative ownership in ALPS, which is expected to be, in either instance, less than one percent of the total consideration paid to all stockholders of ALPS.

Payment of Solicitation Expenses

ALPS will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation firm is expected to be between $98,451 and $112,133 plus expenses in connection with the solicitation of proxies. ALPS will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the shareholders.

Broadridge will also be providing additional services, including tabulation services. Among other things, Broadridge will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the applicable Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact 1-877-826-0885.

Other Business

The Trustees do not intend to bring any matters before the Meeting other than the Proposals described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposals

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Funds (if available), including financial statements of the Funds, have previously been sent to Fund shareholders. Upon request, each Fund’s most recent annual and subsequent semi-annual report (when available) can be obtained at no cost. To request a report for a Fund, please call 1-866-759-5679, write to ALPS Fund Services, Inc., P.O. Box 44386, Denver, Colorado 80201, or visit www.alpsfunds.com.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each report to shareholders having the same last name and address on the Fund’s records, unless the Fund has received contrary instructions from shareholders.

If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent at 1-866-759-5679. You may also notify the transfer agent in writing at ALPS Fund Services, Inc., P. O. Box 44386, Denver, Colorado, 80201. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the transfer agent receives your request to stop householding.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of a Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Each Fund’s Shareholders will vote separately on each proposal with respect to that Fund. If you are a Shareholder of more than one Fund, you will be voting on each proposal separately with respect to each Fund in which you hold shares.

Each proxy solicited by the Boards of Trustees which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Funds’ Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Any letter of revocation or later-dated proxy must be received by the Funds prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For Proposals 1 and 2, the Funds understand that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a new investment advisory contract. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to Proposal 1 regarding the New Investment Advisory Agreements or Proposal 2 regarding the New Sub-Advisory Agreements. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the applicable proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

Quorum; Adjournment

For each Fund, one-third of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the Shareholders of that Fund at the Meeting. The Meeting may be held for any Fund for which a quorum is present irrespective that a quorum may not be achieved for the Meeting of any other Fund. In the event a quorum is present at the Meeting, but sufficient votes to approve a proposal have not been received or in the discretion of such persons, the Chairman of the meeting or persons named as proxies (in the case of the Equity Fund) may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A Shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Vote Required

Shareholders of each Fund must separately approve the New Investment Advisory Agreements and each New Sub-Advisory Agreement for such Fund. Approval of each of Proposal 1 and Proposal 2 by a Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the Investment Company Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

If the Shareholders of a Fund approve the New Investment Advisory Agreements and the New Sub-Advisory Agreements for such Fund, their effectiveness is conditioned upon the Closing, which in turn is conditioned on the satisfaction or waiver of certain conditions set forth in the agreement related to the Transaction including, among other things, that the Funds obtain Shareholder approval to enter into the New Agreements and AAI obtains any necessary regulatory approvals. If the conditions noted in the prior sentence are not met, the Existing Investment Advisory Agreements and the Existing Sub-Advisory Agreements will remain in effect. If the proposals described in this Proxy Statement are approved by Shareholders of the Funds, they will not become effective until the Closing.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact Broadridge at 1-877-826-0885 (toll-free). Representatives are available Monday through Friday, 9:30 a.m. Eastern time to 9:00 p.m. Eastern time and Saturday, 10:00 a.m. Eastern time to 6:00 p.m. Eastern time.

EXHIBITS TO PROXY STATEMENT

EXHIBIT A:	Forms of New Investment Advisory Agreements with ALPS Advisors

EXHIBIT B:	Data Regarding Each Existing Investment Advisory Agreement

EXHIBIT C:	Forms of New Sub-Advisory Agreements with each Sub-Adviser

EXHIBIT D:	Data Regarding Each Existing Sub-Advisory Agreement

EXHIBIT E:	Principal Executive Officer and each Director or General Partner of ALPS Advisors

EXHIBIT F:	Principal Executive Officer and each Director or General Partner of each Sub-Adviser

EXHIBIT G:	Additional Information Regarding ALPS Advisors and the Sub-Advisers

EXHIBIT A

FORMS OF NEW INVESTMENT ADVISORY AGREEMENTS WITH ALPS ADVISORS

Exhibit A

ALPS/RED ROCKS LISTED PRIVATE EQUITY FUND

FORM OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

This Investment Advisory and Management Agreement (the “Agreement”) is made and entered into as of                      between Financial Investors Trust, an open-end series management investment company organized as a Delaware statutory trust (the “Trust”), on behalf of the ALPS/Red Rocks Listed Private Equity Fund (the “Fund”), a series of the Trust, and ALPS Advisors, Inc., a corporation organized under the laws of the State of Colorado (the “Adviser”).

WHEREAS the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS the Trust desires to retain the Adviser, and the Adviser is willing to serve, as the Fund’s investment adviser with full discretion to manage the investments of the Fund, subject to and upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, the Trust and the Adviser agree as follows:

1. Employment of the Adviser. The Trust hereby employs the Adviser to manage the investment and reinvestment of the Fund’s assets in the manner set forth in Section 2(A) of this Agreement and to provide the other services set forth in Section 2 of this Agreement, subject to and in accordance with this Agreement and the investment objectives, policies and restrictions set forth in the prospectus and statement of additional information contained in the Fund’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”) currently in effect and as supplemented and/or amended from time to time (respectively the “Registration Statement,” the “Prospectus” and the “SAI”). The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

2. Obligation of and Services to be Provided by the Adviser. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

A. Investment Advisory & Management Services.

(1)

The Adviser shall have overall supervisory responsibility for the general management and investment of the Fund’s assets and securities portfolio subject to and in accordance with the investment objectives, policies and restrictions of the Fund set forth in its Prospectus and SAI, and any directions which the Fund’s Trustees may issue to the Adviser from time to time.

(2)

The Adviser shall provide overall investment programs and strategies for the Fund, shall revise such programs as necessary and shall monitor and report periodically to the Trustees concerning the implementation of the programs.

(3)

The Fund and the Adviser intend to appoint one or more sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”), each such Sub-Adviser to have full investment discretion and to make all determinations with respect to the investment and reinvestment of the portion of the Fund’s assets assigned to that Sub-Adviser and the purchase and sale of portfolio securities with those assets, all within the Fund’s investment objectives, policies and restrictions set forth in the Fund’s Prospectus and SAI, and the Fund will take such steps as may be necessary to implement such appointments. The Adviser shall not be responsible or liable for the investment merits of any decision by a Sub-Adviser to purchase, hold or sell a security for the portfolio of the Fund. The Adviser shall advise the Trustees of the Fund which Sub-Advisers the Adviser believes are best suited to invest the assets of the Fund; shall monitor and evaluate the investment performance of each Sub-Adviser employed by the Fund; shall allocate and reallocate the portion of the Fund’s assets to be managed by each Sub-Adviser; shall recommend changes of or additional Sub-Advisers when deemed appropriate by the Adviser; shall coordinate and monitor the investment activities of the Sub-Advisers to ensure compliance with the Fund’s investment objectives, policies and restrictions and applicable laws, including the Investment Company Act and the Internal Revenue Code of 1986, as amended; shall have full investment discretion to make all determinations with respect to the investment of the Fund’s assets not then managed by a Sub-Adviser; and shall implement procedures reasonably designed to ensure that the Sub-Adviser comply with the Fund’s investment objectives, policies and restrictions.

(4)

The Adviser shall render regular reports to the Fund, at regular meetings of the Trustees, of, among other things, the decisions that it has made with respect to the allocation of the Fund’s assets among the Sub-Advisers.

(5)

The Adviser shall comply – and to the extent the Adviser takes or is required to take action on behalf of the Fund hereunder shall cause the Fund to comply – with all applicable requirements of the 1940 Act and other applicable laws, rules, regulations, orders and codes of ethics, as well as all investment objectives, policies, restrictions and procedures adopted by the Fund and the Fund’s Registration Statement, Declaration of Trust and By-laws.

B. Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.

The Adviser will make available and provide financial, accounting and statistical information concerning the Adviser required by the Fund in the preparation of registration statements, reports and other documents required by Federal and state securities laws, and such other information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the distribution of the Fund’s shares.

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C. Other Obligations and Services.

(l)

The Adviser will make available its officers and employees to the Trustees and officers of the Fund for consultation and discussions regarding the administration and management of the Fund and its investment activities.

(2)

The Adviser will adopt a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and of Rule 17j-1 under the 1940 Act, and will provide the Fund with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, or at any other time required by the Board of Trustees, the President or a Vice President or other officer of the Adviser shall certify to the Fund that the Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund, the Adviser shall permit the Fund, its employees or its agents to examine the reports required to be made by the Adviser by Rule 17j-1(c)(2)(ii).

(3)

The Adviser will maintain and implement compliance policies and procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the 1940 Act). The Adviser also will provide the Fund’s Chief Compliance Officer with periodic reports regarding the Adviser’s compliance with the Federal Securities Laws and the Adviser’s compliance policies and procedures, which may include, from time to time, a copy and/or summary of such compliance policies and procedures, and a report of the annual review determining the effectiveness of such compliance policies and procedures.

(4)

The Adviser (or upon designation by the Adviser, one or more Sub-Advisers) will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time in accordance with such policies as shall be determined by the Adviser, and reviewed and approved by the Board of Trustees.

3. Execution and Allocation of Portfolio Brokerage Commissions. The Sub-Advisers, subject to and in accordance with any directions the Fund may issue from time to time, shall place, in the name of the Fund, orders for the execution of the Fund’s portfolio transactions. When placing such orders, the obligation of each Sub-Adviser shall be as provided in the applicable Sub-Advisory Agreement. The Adviser will oversee the placement of orders by Sub-Advisers in accordance with their respective Sub-Advisory Agreements and will render regular reports to the Fund of the total brokerage business placed on behalf of the Fund by the Sub-Advisers and the manner in which such brokerage business has been allocated.

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The Fund hereby agrees that any entity or person associated with the Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund to the extent and as permitted by Section 11(a)(1)(H) of the Securities Exchange Act of 1934, as amended (“1934 Act”).

Subject to the appropriate policies and procedures approved by the Board of Trustees, the Sub-Adviser may, to the extent authorized by Section 28(e) of the 1934 Act, cause the Fund to pay a broker or dealer that provides brokerage or research services to the Sub-Adviser or the Fund an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to the Fund or its other investment advisory clients. To the extent authorized by said Section 28(e) and the Board of Trustees, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

4. Expenses of the Fund. It is understood that the Fund will pay all its expenses other than those expressly assumed by the Adviser, which expenses payable by the Fund shall include:

A.	Fees of the Adviser;

B.	Expenses of all audits by independent public accountants;

C.

Expenses of administrator, transfer agent, pricing services, bookkeeping services, registrar, dividend disbursing agent and shareholder record keeping services (including reasonable fees and expenses payable to the Adviser, or an affiliate of the Adviser, for such services);

D.	Expenses of custodial services;

E.	Expenses of obtaining quotations for calculating the value of the Fund’s net assets;

F.	Salaries and other compensation of any of its executive officers and employees who are not officers, directors, stockholders or employees of the Adviser or any of its affiliates;

G.	Taxes levied against the Fund and the expenses of preparing tax returns and reports;

H.	Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Fund;

I.	Expenses associated with any offering (subject to any written agreement by the Adviser or an affiliate of the Adviser to reimburse any portion of such expenses);

J.	Costs, including the interest expense, of borrowing money;

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K.

Costs and/or fees incident to Trustee and shareholder meetings of the Fund, the preparation and mailings of proxy material, prospectuses and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Fund’s legal existence, membership dues and fees of investment company industry trade associations, the listing (and maintenance of such listing) of the Fund’s shares on stock exchanges, and the registration of shares with Federal and state securities authorities;

L.

Legal fees and expenses (including reasonable fees for legal services rendered by the Adviser or its affiliates), including the legal fees related to the registration and continued qualification of the Fund’s shares for sale;

M.	Costs of printing stock certificates representing shares of the Fund, if any;

N.	Trustees’ fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Adviser or any of its affiliates;

O.	Fees for the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums; and

P.	Fees payable to Federal and state authorities in connection with the registration of the Fund’s shares.

Q.	Nonrecurring and extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

5. Representations

A.	The Fund makes the following representations to the Adviser:

(1)	The Fund is a series of the Trust that is duly registered as an open-end investment company under the 1940 Act.

(2)

The execution, delivery and performance by the Fund of this Agreement are within the Fund’s powers and have been duly authorized by all necessary action on the part of its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Fund for the execution, delivery and performance by the Fund of this Agreement.

(3)

The execution, delivery and performance by the Fund of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Fund’s Declaration of Trust, or (iii) any agreement, judgment, injunction, order decree or other instrument binding upon the Fund.

(4)	This Agreement is a valid and binding agreement of the Fund, enforceable against it in accordance with the terms hereof.

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B.	The Adviser makes the following representations to the Fund:

(1)	The Adviser is a Colorado corporation duly registered as an investment adviser under the Advisers Act.

(2)	The Adviser will discharge its duties as investment adviser to the Fund in accordance with the applicable provisions of the 1940 Act and the Advisers Act and of the rules and regulations thereunder.

(3)

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its shareholders, and Board of Directors and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement.

(4)

The execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s certificate of incorporation or by-laws, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser.

(5)	This Agreement is a valid and binding agreement of the Adviser, enforceable against it in accordance with the terms hereof.

6. Activities and Affiliates of the Adviser.

A.

The services of the Adviser to the Fund hereunder are not to be deemed exclusive, and the Adviser and any of its affiliates shall be free to render similar services to others. The Adviser shall use the same skill and care in the management of the Fund’s assets as it uses in the administration of other accounts to which it provides asset management, consulting and portfolio manager selection services, but shall not be obligated to give the Fund more favorable or preferential treatment vis-a-vis its other clients.

B.

Subject to, and in accordance with, the Declaration of Fund and By-Laws of the Fund and to Section 10(a) of the 1940 Act, it is understood that Trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser or its affiliates as directors, officers, agents or stockholders of the Adviser or its affiliates; that directors, officers, agents and stockholders of the Adviser or its affiliates are or may be interested in the Fund as Trustees, officers, agents, shareholders or otherwise; that the Adviser or its affiliates may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Declaration of Fund, By-Laws and the 1940 Act.

6. Fees for Services: Compensation of Adviser and Sub-Advisers. The compensation of the Adviser for its services under this Agreement shall be calculated and paid by the Fund

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in accordance with the attached Exhibit A. The Adviser will compensate the Sub-Advisers as provided in the Sub-Advisory Agreement entered into with the Sub-Advisers from time to time.

7. Liabilities of the Adviser.

A.

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

B.	No provision of this Agreement shall be construed to protect any Trustee or officer of the Fund, or the Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

8. Renewal and Termination.

A.

This Agreement shall continue in effect for two years from the date of this Agreement and shall continue from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund’s Board of Trustees or (ii) a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement (“Independent Trustees”), by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the Rules and Regulations thereunder.

B.	This Agreement:

(a)

may at any time be terminated without the payment of any penalty either by vote of the Trustees of the Fund, including a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Adviser;

(b)	shall immediately terminate in the event of its assignment (as that term is defined in the 1940 Act); and

(c)	may be terminated by the Adviser on sixty (60) days’ written notice to the Fund.

C.	Any notice under this Agreement shall be given in writing addressed and delivered or mailed postpaid, to the other party to this Agreement at its principal place of business.

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9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware, without regard to the conflict of laws provisions of that state.

11. Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to this Agreement and its Declaration of Fund or By-Laws, or any applicable statutory or regulatory requirements to which it is subject or by which it is bound, or to relieve or deprive the Trustees of their responsibility for and control of the conduct of the affairs of the Fund.

12. Entire Agreement. This Agreement contains the entire understanding and agreement of the parties.

13. Amendment. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the majority of the outstanding voting securities of the Fund.

14. Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

15. Force Majeure. The Adviser shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Adviser shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

16. Records. The records relating to the services provided under this Agreement shall be the property of the Fund and shall be under its control; however, the Fund shall furnish to the Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Fund by the Adviser free from any claim or retention of rights therein, provided that the Adviser may retain copies of any such records that are required by law. The Adviser shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Fund has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable Federal or state regulatory authorities.

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17. Notice/Separate Funds. A copy of the Agreement and Declaration of Trust is on file with the Secretary of the State of Delaware and notice is hereby given that this instrument is executed on behalf of the Board of Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the relevant Fund. Each Fund will be regarded for all purposes hereunder as a separate party apart from each other Fund. Unless the context otherwise requires, with respect to every transaction covered hereby, every reference herein to a Trust is deemed to relate solely to the particular Fund to which such transaction relates. Under no circumstances will the rights, obligations or remedies with respect to a particular Fund constitute a right, obligation or remedy applicable to any other Fund. The use of this single document to memorialize the separate agreement as to each Fund is understood to be for clerical convenience only and will not constitute any basis for joining the other Funds for any reason.

18. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Attention: General Counsel

To the Sub-Adviser at:

Red Rocks Capital LLC

25188 Genesee Trail Road, Suite 250

Golden, CO 80401

Attention: CFO

To the Trust or the Funds at:

ALPS/Red Rocks Listed Private Equity Fund

1290 Broadway, Suite 1100

Denver, CO 80203

Attention: Secretary

with a copy to:

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, Colorado 80202

Attn.: Lester R. Woodward, Esq.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

ALPS ADVISORS, INC., A Colorado corporation	FINANCIAL INVESTORS TRUST, a Delaware business trust, on behalf of the ALPS/Red Rocks Listed Private Equity Fund

By:	By:
Name:	Name:
Title:	Title:

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EXHIBIT A

ADVISORY FEE

For the investment advisory and management services provided to the Fund pursuant to Section 2(A) of this Agreement, the Fund will pay to the Adviser, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund for the previous calendar month at the annual rate of 0.85% of the Fund’s average daily net assets.

The fees shall be pro rated for any month during which this Agreement is in effect for only a portion of the month.

EXHIBIT A

FINANCIAL INVESTORS TRUST

FORM OF INVESTMENT ADVISORY AGREEMENT

ALPS/WMC VALUE INTERSECTION FUND

This Investment Advisory Agreement (this “Agreement”) is made and entered into as of this              day of                     , by and between ALPS Advisors, Inc., a Colorado corporation (the “Adviser”), and Financial Investors Trust, a Delaware statutory trust (the “Trust”), on behalf of the funds listed in Appendix A hereto, as amended from time to time, each a series of the Trust (each, a “Fund” and collectively, the “Funds”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1 Appointment of the Adviser. The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Trust Instrument dated February 24, 1994, and in such Fund’s Prospectuses and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a.	Trust Instrument;

b.	Bylaws;

c.	Resolutions of the Board of Trustees of the Trust selecting ALPS Advisors, Inc. as the Adviser to the Fund and approving the form of this Agreement; and

d.	the Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3. Services provided by the Adviser. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

a.

The Adviser shall have overall supervisory responsibility for the general management and investment of the Fund’s assets and securities portfolio subject to and in accordance with the investment objectives, policies and restrictions of the Fund set forth in its Prospectus, and any directions which the Board may issue to the Adviser from time to time. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”): (a) act, and to the extent the Adviser takes or is required to take action on behalf of the Fund hereunder shall cause the Fund to act, in strict conformity with the Trust’s Trust Instrument, the Trust’s Bylaws, the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time; (b) manage the Fund and furnish a continual investment program for the Fund in accordance with such Fund’s investment objective and policies as described in the Fund’s Prospectus; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for the Fund; what securities shall be held or sold by the Fund, and determine what portion of the Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund. In addition, the Adviser will furnish the Trust with, among other things, whatever statistical information the Trust may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

b.

The Adviser will (a) advise the Board which Sub-Advisers the Adviser believes are best suited to invest the assets of the Fund; (b) monitor and evaluate the investment performance of each Sub-Adviser employed by the Fund; (c) allocate and reallocate the portion of the Fund’s assets to be managed by each Sub-Adviser; (d) recommend changes of or additional Sub-Advisers when deemed appropriate by the Adviser; (e) coordinate and monitor the investment activities of the Sub-Advisers to ensure compliance with the Fund’s investment objectives, policies and restrictions as described in the Fund’s Prospectus and applicable laws, including the 1940 Act and the Code; and (f) implement procedures reasonably designed to ensure that the Sub-Adviser comply with the Fund’s investment objectives, policies and restrictions. The appointment of Sub-Advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust.

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c.

The Adviser shall initially determine the securities that will be applicable that day to redemption requests received for each Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations).

d.

The Adviser will keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative or upon request from the Trust or the Board, furnish the Trust from time to time with whatever information the Adviser or the Board believes is appropriate for this purpose.

e.

The Adviser will make available and provide financial, accounting and statistical information concerning the Adviser required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws, and such other information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the distribution of the Fund’s shares.

f.

The Adviser will adopt a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and of Rule 17j-1 under the 1940 Act, and will provide the Fund with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, or at any other time required by the Board, the President or a Vice President or other officer of the Adviser shall certify to the Fund that the Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund, the Adviser shall permit the Fund, its employees or its agents to examine the reports required to be made by the Adviser by Rule 17j-1(c)(2)(ii).

g.

The Adviser will maintain and implement compliance policies and procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the 1940 Act). The Adviser also will provide the Fund’s Chief Compliance Officer with periodic reports regarding the Adviser’s compliance with the Federal Securities Laws and the Adviser’s compliance policies and procedures, which may include, from time to time, a copy and/or summary of such compliance policies and procedures, and a report of the annual review determining the effectiveness of such compliance policies and procedures.

h.

The Adviser will maintain and preserve all accounts, books and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and shall file with the U.S. Securities Exchange Commission all forms pursuant to Section 13F and 13G of the Securities Exchange Act of 1934, as

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amended, with respect to its duties as are set forth herein. The records relating to the services provided under this Agreement shall be the property of the Fund.

i.

The Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. The Fund will provide such documents to Adviser in a reasonable timeframe prior to the due date. In addition, the Adviser and each officer and portfolio manager thereof designated by the Fund will provide on a timely basis such certifications or sub-certifications as the Fund may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer.

4. Allocation of Charges and Expenses. The Adviser will make available, without expense to the Trust or the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Fund. The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

5. Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of (i) ninety-five (95) basis points of the Fund’s daily net assets during the month of $0 - $250M; (ii) eighty-five (85) basis points of the Fund’s daily net assets during the month of between $250M - $500M; and (iii) seventy-five (75) basis points of the Fund’s daily net assets during the month of above $500M. The Adviser will compensate the Sub-Advisers as provided in the Sub-Advisory Agreements entered into with the Sub-Advisers from time to time.

6. Services to other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to

4

limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7. Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of Fund securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of Fund securities for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

8. Representations.

a.	The Trust makes the following representations to the Adviser:

(1) The Fund is a series of the Trust that is duly registered as an open-end investment company under the 1940 Act.

(2) The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement.

(3) The execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s Trust Instrument, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

5

(4) This Agreement is a valid and binding agreement of the Trust, enforceable against it in accordance with the terms hereof.

b.	The Adviser makes the following representations to the Trust:

(1) The Adviser is a Colorado corporation duly registered as an investment adviser under the Advisers Act.

(2) The Adviser will discharge its duties as investment adviser to the Fund in accordance with the applicable provisions of the 1940 Act and the Advisers Act and of the rules and regulations thereunder.

(3) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its shareholder and Board of Directors and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement.

(4) The execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s certificate of incorporation or by-laws, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser.

(5) The Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

(6) This Agreement is a valid and binding agreement of the Adviser, enforceable against it in accordance with the terms hereof.

9. Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a material breach of the Adviser of an Adviser representation or warranty made herein, willful misfeasance, bad faith or gross negligence on its part in the performance of the Adviser’s duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

10. Voting. The Adviser will take any action and provide any advice with respect to the voting of securities held by the Fund in accordance with the Fund’s Proxy Voting Policies and Procedures, as amended and revised from time to time.

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11. Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days’ written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, individually, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person”, “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

12. Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

13. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

To the Trust or the Fund at:

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, CO 80203

14. Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law, without regard to conflicts of laws provisions of such state, in a manner not in conflict with the provisions of the 1940 Act.

7

15. Miscellaneous. Neither the holders of shares of the Fund nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ALPS ADVISORS, INC.	FINANCIAL INVESTORS TRUST

By:	By:
Name:	Name:
Title:	Title:

9

Appendix A

ALPS/WMC Value Intersection Fund

10

Exhibit A

FINANCIAL INVESTORS TRUST

FORM OF INVESTMENT ADVISORY AGREEMENT

CLOUGH CHINA FUND

This Investment Advisory Agreement (this “Agreement”) is made and entered into as of this             day of                     , by and between ALPS Advisors, Inc., a Colorado corporation (the “Adviser”), and Financial Investors Trust, a Delaware statutory trust (the “Trust”), on behalf of the funds listed in Appendix A hereto, as amended from time to time, each a series of the Trust (each, a “Fund” and collectively, the “Funds”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1 Appointment of the Adviser. The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Trust Instrument dated February 24, 1994, and in such Fund’s Prospectuses and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a.	Trust Instrument;

b.	Bylaws;

c.	Resolutions of the Board of Trustees of the Trust selecting ALPS Advisors, Inc. as the Adviser to the Fund and approving the form of this Agreement; and

d.	the Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3. Services provided by the Adviser. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

a.

The Adviser shall have overall supervisory responsibility for the general management and investment of the Fund’s assets and securities portfolio subject to and in accordance with the investment objectives, policies and restrictions of the Fund set forth in its Prospectus, and any directions which the Board may issue to the Adviser from time to time. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”): (a) act, and to the extent the Adviser takes or is required to take action on behalf of the Fund hereunder shall cause the Fund to act, in strict conformity with the Trust’s Trust Instrument, the Trust’s Bylaws, the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time; (b) manage the Fund and furnish a continual investment program for the Fund in accordance with such Fund’s investment objective and policies as described in the Fund’s Prospectus; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for the Fund; what securities shall be held or sold by the Fund, and determine what portion of the Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund. In addition, the Adviser will furnish the Trust with, among other things, whatever statistical information the Trust may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

b.

The Adviser will (a) advise the Board which Sub-Advisers the Adviser believes are best suited to invest the assets of the Fund; (b) monitor and evaluate the investment performance of each Sub-Adviser employed by the Fund; (c) allocate and reallocate the portion of the Fund’s assets to be managed by each Sub-Adviser; (d) recommend changes of or additional Sub-Advisers when deemed appropriate by the Adviser; (e) coordinate and monitor the investment activities of the Sub-Advisers to ensure compliance with the Fund’s investment objectives, policies and restrictions as described in the Fund’s Prospectus and applicable laws, including the 1940 Act and the Code; and (f) implement procedures reasonably designed to ensure that the Sub-Adviser comply with the Fund’s investment objectives, policies and restrictions. The appointment of Sub-Advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust.

2

c.

The Adviser shall initially determine the securities that will be applicable that day to redemption requests received for each Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations).

d.

The Adviser will keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative or upon request from the Trust or the Board, furnish the Trust from time to time with whatever information the Adviser or the Board believes is appropriate for this purpose.

e.

The Adviser will make available and provide financial, accounting and statistical information concerning the Adviser required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws, and such other information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the distribution of the Fund’s shares.

f.

The Adviser will adopt a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and of Rule 17j-1 under the 1940 Act, and will provide the Fund with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, or at any other time required by the Board, the President or a Vice President or other officer of the Adviser shall certify to the Fund that the Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund, the Adviser shall permit the Fund, its employees or its agents to examine the reports required to be made by the Adviser by Rule 17j-1(c)(2)(ii).

g.

The Adviser will maintain and implement compliance policies and procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the 1940 Act). The Adviser also will provide the Fund’s Chief Compliance Officer with periodic reports regarding the Adviser’s compliance with the Federal Securities Laws and the Adviser’s compliance policies and procedures, which may include, from time to time, a copy and/or summary of such compliance policies and procedures, and a report of the annual review determining the effectiveness of such compliance policies and procedures.

h.

The Adviser will maintain and preserve all accounts, books and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and shall file with the U.S. Securities Exchange Commission all forms pursuant to Section 13F and 13G of the Securities Exchange Act of 1934, as

3

amended, with respect to its duties as are set forth herein. The records relating to the services provided under this Agreement shall be the property of the Fund.

i.

The Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. The Fund will provide such documents to Adviser in a reasonable timeframe prior to the due date. In addition, the Adviser and each officer and portfolio manager thereof designated by the Fund will provide on a timely basis such certifications or sub-certifications as the Fund may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer.

4. Allocation of Charges and Expenses. The Adviser will make available, without expense to the Trust or the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Fund. The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

5. Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 1.35% of the Fund’s daily net assets during the month. The Adviser will compensate the Sub-Advisers as provided in the Sub-Advisory Agreements entered into with the Sub-Advisers from time to time.

6. Services to other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to

4

other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7. Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of Fund securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of Fund securities for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

8. Representations.

a.	The Trust makes the following representations to the Adviser:

(1) The Fund is a series of the Trust that is duly registered as an open-end investment company under the 1940 Act.

(2) The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement.

(3) The execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s Trust Instrument, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

5

(4) This Agreement is a valid and binding agreement of the Trust, enforceable against it in accordance with the terms hereof.

b.	The Adviser makes the following representations to the Trust:

(1) The Adviser is a Colorado corporation duly registered as an investment adviser under the Advisers Act.

(2) The Adviser will discharge its duties as investment adviser to the Fund in accordance with the applicable provisions of the 1940 Act and the Advisers Act and of the rules and regulations thereunder.

(3) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its shareholder and Board of Directors and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement.

(4) The execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s certificate of incorporation or by-laws, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser.

(5) The Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

(6) This Agreement is a valid and binding agreement of the Adviser, enforceable against it in accordance with the terms hereof.

9. Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a material breach of the Adviser of an Adviser representation or warranty made herein, willful misfeasance, bad faith or gross negligence on its part in the performance of the Adviser’s duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

10. Voting. The Adviser will take any action and provide any advice with respect to the voting of securities held by the Fund in accordance with the Fund’s Proxy Voting Policies and Procedures, as amended and revised from time to time.

6

11. Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days’ written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, individually, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person”, “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

12. Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

13. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

To the Trust or the Fund at:

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, CO 80203

14. Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law, without regard to conflicts of laws provisions of such state, in a manner not in conflict with the provisions of the 1940 Act.

7

15. Miscellaneous. Neither the holders of shares of the Fund nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ALPS ADVISORS, INC.	FINANCIAL INVESTORS TRUST

By:	By:
Name:	Name:
Title:	Title:

9

Appendix A

Clough China Fund

10

Exhibit A

FINANCIAL INVESTORS TRUST

JEFFERIES ASSET MANAGEMENT COMMODITY

STRATEGY ALLOCATION FUND

FORM OF INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the “Agreement”) is made and entered into as of this              day of                     , by and between ALPS Advisors, Inc., a Colorado corporation (the “Adviser”), and Financial Investors Trust, a Delaware statutory trust (the “Trust”), regarding the Fund listed in Appendix A (the “Fund”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of the Adviser. The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Trust Instrument February 24, 1994, as amended, and in the Fund’s Prospectus and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a	Trust Instrument;

b	Bylaws;

c.	Resolutions of the Board of Trustees of the Trust selecting ALPS Advisors, Inc. as Adviser for the Fund and approving the form of this Agreement; and

d	the Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3. Services provided by the Adviser. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable sub-advisers: (a) act in strict conformity with the Trust’s Trust Instrument, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended; (b) manage the Fund and furnish a continual investment program for the Fund in accordance with such Fund’s investment objective and policies as described in the Fund’s Prospectus; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, allocate assets of the Fund to separate sub-accounts of the approved sub-advisers, and determine what portion of the Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing. The appointment of sub-advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust. The Adviser shall initially determine and make such modifications to the identity and number of shares of the securities that will be applicable that day to redemption requests received for the Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations).

The Adviser will keep the Trust informed of developments materially affecting the Fund and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

4. Allocation of Charges and Expenses. The Adviser will make available, without expense to the Trust or the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Fund. The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

5. Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as

2

practicable after the last day of each month in the amount of 0.85% of the Fund’s daily net assets during the month (the “Fee”).

6. Services to other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7. Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of Fund securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of Fund securities for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

8. Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the

3

Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

9. Voting. The Adviser will take any action and provide any advice with respect to the voting of securities held by the Fund in accordance with the Fund’s Proxy Voting Policies and Procedures, as amended and revised from time to time.

10. Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days’ written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, individually, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person,” “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11. Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

12. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Attn: General Counsel

4

To the Trust or the Fund at:

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, CO 80203

Attn: Secretary

13. Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

14. Miscellaneous. Neither the holders of shares of the Fund nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ALPS ADVISORS, INC.	FINANCIAL INVESTORS TRUST,
on behalf of its series, Jefferies Asset
Management Commodity Strategy
Allocation Fund

By:	By:
Name:	Name:
Title:	Title:

6

Appendix A

Jefferies Asset Management Commodity Strategy Allocation Fund

7

Exhibit A

FINANCIAL INVESTORS TRUST

FORM OF INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the “Agreement”) is made and entered into as of this              day of                      , by and between ALPS Advisors, Inc., a Colorado corporation (the “Adviser”), and Financial Investors Trust, a Delaware statutory trust (the “Trust”), regarding the Funds listed in Appendix A (each, a “Fund,” and together, the “Funds”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of the Adviser. The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Trust Instrument February 24, 1994, as amended, and in the Fund’s Prospectus and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a	Trust Instrument;

b	Bylaws;

c.	Resolutions of the Board of Trustees of the Trust selecting ALPS Advisors, Inc. as Adviser for the Fund and approving the form of this Agreement; and

d	the Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3. Services provided by the Adviser. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable sub-advisers: (a) act in strict conformity with the Trust’s Trust Instrument, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended; (b) manage the Fund and furnish a continual investment program for the Fund in accordance with such Fund’s investment objective and policies as described in the Fund’s Prospectus; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, allocate assets of the Fund to separate sub-accounts of the approved sub-advisers, and determine what portion of the Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing. The appointment of sub-advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust. The Adviser shall initially determine and make such modifications to the identity and number of shares of the securities that will be applicable that day to redemption requests received for the Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations).

The Adviser will keep the Trust informed of developments materially affecting the Fund and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

4. Allocation of Charges and Expenses. The Adviser will make available, without expense to the Trust or the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Fund. The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

5. Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 0.90% of the Fund’s daily net assets during the month.

2

6. Services to other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7. Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of Fund securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of Fund securities for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

8. Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

3

9. Voting. The Adviser will take any action and provide any advice with respect to the voting of securities held by the Fund in accordance with the Fund’s Proxy Voting Policies and Procedures, as amended and revised from time to time.

10. Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days’ written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, individually, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person,” “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11. Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

12. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Attn: General Counsel

To the Trust or the Fund at:

Financial Investors Trust
1290 Broadway, Suite 1100
Denver, CO 80203
Attn: Secretary

4

13. Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

14. Miscellaneous. Neither the holders of shares of the Fund nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ALPS ADVISORS, INC.	FINANCIAL INVESTORS TRUST,
on behalf of the Funds
By:	By:
Name: Title:	Name: Title:

6

Appendix A

RiverFront Long-Term Growth Fund

7

Exhibit A

FINANCIAL INVESTORS TRUST

FORM OF INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the “Agreement”) is made and entered into as of this              day of                     , by and between ALPS Advisors, Inc., a Colorado corporation (the “Adviser”), and Financial Investors Trust, a Delaware statutory trust (the “Trust”), regarding the Funds listed in Appendix A (each, a “Fund,” and together, the “Funds”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of the Adviser. The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Trust Instrument February 24, 1994, as amended, and in the Fund’s Prospectus and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a	Trust Instrument;

b	Bylaws;

c.	Resolutions of the Board of Trustees of the Trust selecting ALPS Advisors, Inc. as Adviser for the Fund and approving the form of this Agreement; and

d	the Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3. Services provided by the Adviser. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable sub-advisers: (a) act in strict conformity with the Trust’s Trust Instrument, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended; (b) manage the Fund and furnish a continual investment program for the Fund in accordance with such Fund’s investment objective and policies as described in the Fund’s Prospectus; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, allocate assets of the Fund to separate sub-accounts of the approved sub-advisers, and determine what portion of the Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing. The appointment of sub-advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust. The Adviser shall initially determine and make such modifications to the identity and number of shares of the securities that will be applicable that day to redemption requests received for the Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations).

The Adviser will keep the Trust informed of developments materially affecting the Fund and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

4. Allocation of Charges and Expenses. The Adviser will make available, without expense to the Trust or the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Fund. The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

5. Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 0.90% of the Fund’s daily net assets during the month.

2

6. Services to other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7. Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of Fund securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of Fund securities for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

8. Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

3

9. Voting. The Adviser will take any action and provide any advice with respect to the voting of securities held by the Fund in accordance with the Fund’s Proxy Voting Policies and Procedures, as amended and revised from time to time.

10. Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days’ written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, individually, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person,” “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11. Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

12. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Attn: General Counsel

To the Trust or the Fund at:

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, CO 80203

Attn: Secretary

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13. Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

14. Miscellaneous. Neither the holders of shares of the Fund nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ALPS ADVISORS, INC.	FINANCIAL INVESTORS TRUST,
on behalf of the Funds

By:	By:
Name:	Name:
Title:	Title:

6

Appendix A

RiverFront Moderate Growth Fund

RiverFront Long-Term Growth & Income Fund

RiverFront Moderate Growth & Income Fund

7

Exhibit A

FINANCIAL INVESTORS TRUST

ALPS/KOTAK INDIA GROWTH FUND

FORM OF INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the “Agreement”) is made and entered into as of this              day of                     , 2011, by and between ALPS Advisors, Inc., a Colorado corporation (the “Adviser”), and Financial Investors Trust, a Delaware statutory trust (the “Trust”), regarding the fund listed in Appendix A (the “Fund”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of the Adviser. The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Trust Instrument February 24, 1994, as amended, and in the Fund’s Prospectus and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a.	Trust Instrument;

b.	Bylaws;

c.	Resolutions of the Board of Trustees of the Trust selecting ALPS Advisors, Inc. as Adviser for the Fund and approving the form of this Agreement; and

d.	the Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3. Services provided by the Adviser. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable sub-advisers: (a) act in strict conformity with the Trust’s Trust Instrument, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended; (b) manage the Fund and furnish a continual investment program for the Fund in accordance with such Fund’s investment objective and policies as described in the Fund’s Prospectus; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, allocate assets of the Fund to separate sub-accounts of the approved sub-advisers, and determine what portion of the Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing. The appointment of sub-advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust. The Adviser shall initially determine and make such modifications to the identity and number of shares of the securities that will be applicable that day to redemption requests received for the Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations).

The Adviser will keep the Trust informed of developments materially affecting the Fund and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

4. Allocation of Charges and Expenses. The Adviser will make available, without expense to the Trust or the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Fund. The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

5. Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 1.25% of the Fund’s daily net assets during the month (the “Fee”).

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6. Services to other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7. Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of Fund securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of Fund securities for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

8. Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of

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fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

9. Voting. The Adviser will take any action and provide any advice with respect to the voting of securities held by the Fund in accordance with the Fund’s Proxy Voting Policies and Procedures, as amended and revised from time to time.

10. Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days’ written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, individually, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person,” “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11. Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

12. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Attn: General Counsel

4

To the Trust or the Fund at:

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, CO 80203

Attn: Secretary

13. Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

14. Miscellaneous. Neither the holders of shares of the Fund nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ALPS ADVISORS, INC.	FINANCIAL INVESTORS TRUST,
on behalf of its series,
ALPS/Kotak India Growth Fund

By:	By:
Name:	Name:
Title:	Title:

6

Appendix A

ALPS/Kotak India Growth Fund

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EXHIBIT B

DATA REGARDING EACH EXISTING

INVESTMENT ADVISORY AGREEMENT

A.	Date of Each Existing Investment Advisory Agreement.

The Board of Trustees of the Trust last approved each of the agreements listed here on July 26, 2011.

1.	Investment Advisory and Management Agreement, dated as of October 1, 2007, between the Trust, on behalf of the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund), and ALPS Advisors.

2.	Investment Advisory Agreement, dated as of August 31, 2009, between the Trust, on behalf of the ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund), and ALPS Advisors.

3.	Investment Advisory Agreement, dated as of January 15, 2010, between the Trust, on behalf of the Clough China Fund, and ALPS Advisors.

4.	Investment Advisory Agreement, dated as of June 15, 2010, between the Trust, on behalf of the Jefferies Asset Management Commodity Strategy Allocation Fund, and ALPS Advisors.

5.	Investment Advisory Agreement, dated as of August 2, 2010, between the Trust, on behalf of the RiverFront Moderate Growth Fund, RiverFront Long-Term Growth & Income Fund and RiverFront Moderate Growth & Income Fund, and ALPS Advisors.

6.	Investment Advisory Agreement, dated as of September 27, 2010, between the Trust, on behalf of the RiverFront Long-Term Growth Fund, and ALPS Advisors.

7.	Investment Advisory Agreement, dated as of January 21, 2011, between the Trust, on behalf of the ALPS/Kotak India Growth Fund, and ALPS Advisors.

B.	Advisory Fee Rates Under Both the Existing Investment Advisory Agreement and the New Investment Advisory Agreements for each Fund.

Funds	Existing Investment Advisory Agreement	New Investment Advisory Agreement
ALPS/Red Rocks Listed Private Equity Fund	0.85%	0.85%

ALPS/WMC Value Intersection Fund	0.95%	0.95%

Clough China Fund	1.35%	1.35%

Jefferies Asset Management Commodity Strategy Allocation Fund	0.85%	0.85%

RiverFront Long-Term Growth Fund	0.90%	0.90%

RiverFront Moderate Growth Fund, RiverFront Long-Term Growth & Income Fund and RiverFront Moderate Growth & Income Fund	0.90%	0.90%

ALPS/Kotak India Growth Fund	1.25%	1.25%

C.	During the Fiscal Year Ending April 30, 2011, the Aggregate Amount of Advisory Fees Paid to ALPS Advisors and the Aggregate Amount of Any Other Payments by a Fund to ALPS Advisors or any of its Affiliated Persons or Affiliated Person of Such Person (Other Than Under an Existing Investment Advisory Agreement).

Funds	Aggregate Advisory Fees Paid by a Fund to ALPS Advisors for FYE 4/30/2011	Aggregate Other Payments by a Fund to ALPS Advisors for FYE 4/30/2011 (Other Than Advisory Fees)	Aggregate Other Payments by a Fund to Affiliates* of ALPS Advisors of Affiliates of Such Affiliates for FYE 4/30/2011
ALPS/Red Rocks Listed Private Equity Fund	$1,112,523	0	$218,540
ALPS/WMC Value Intersection Fund	$577,167	0	$156,483
Clough China Fund	$1,079,443	0	$139,412
Jefferies Asset Management Commodity Strategy Allocation Fund	$249,199	0	$112,505
RiverFront Long-Term Growth Fund	$233,937	0	$31,502
RiverFront Moderate Growth Fund	$38,605	0	$6,878
RiverFront Long-Term Growth & Income Fund	$48,964	0	$8,369
RiverFront Moderate Growth & Income Fund	$140,277	0	$23,665

ALPS/Kotak India Growth Fund	$ 1,924	0	$ 25,479

*	Affiliates of ALPS Advisors consists of (i) ALPS Funds Services, Inc., each Fund’s administrator and transfer agent, and (ii) ALPS Distributors, Inc., each Fund’s distributor.

D.	Whether ALPS Advisors Has Waived, Reduced or Otherwise Agreed to Reduce its Compensation for any Fund Under any Applicable Contract.

Funds	Fee Waivers by ALPS Advisors
ALPS/Red Rocks Listed Private Equity Fund	ALPS Advisors and the Fund’s Sub-Adviser have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Service Fees (C shares only), Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.25% of the Fund’s average daily net assets. This agreement is in effective through August 31, 2012. ALPS Advisors and the Fund’s Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fees and expense were deferred. ALPS Advisors and the Fund’s Sub-Adviser may not discontinue this waiver without approval by the Fund’s Board of Trustees.

ALPS/WMC Value Intersection Fund	ALPS Advisors has contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.15% of the Fund’s average daily net assets. This agreement is in effective through August 31, 2012. ALPS Advisors will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. ALPS Advisors may not discontinue this waiver without approval by the Fund’s Board of Trustees.

Clough China Fund	Effective January 1, 2011, ALPS Advisors has agreed contractually to limit the operating expenses of the Fund (excluding underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 2.75%

for Class I shares, 3.00% for Class A shares, and 3.75% for Class C shares through December 31, 2018. ALPS Advisors will consider further reductions to these limits on an annual basis. Without this agreement expenses would be higher. ALPS Advisors will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement to the extent that the Fund’s expenses in later periods fall below the annual rates for each Fund. The Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expenses was deferred. The Advisor may not discontinue this waiver without approval by the Fund’s Board of Trustees.

Jefferies Asset Management Commodity Strategy Allocation Fund

The Fund intends to invest a portion of its assets in a wholly owned Cayman subsidiary (the “Subsidiary”). The Subsidiary has entered into a separate advisory agreement with Jefferies Asset Management, LLC, the Subsidiary’s investment adviser and the Fund’s Sub-Adviser, for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Sub-Adviser a management fee at the same rate that the Fund pays ALPS Advisors for services provided to the Fund. ALPS Advisors has agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. The Sub-Adviser has agreed to waive the sub-advisory fee it receives from the Adviser in an amount equal to the management fee paid by the Subsidiary.

RiverFront Long-Term Growth Fund

ALPS Advisors and the Fund’s Sub-Adviser have contractually agreed to limit the amount of total annual expenses of the Fund (including Acquired Fund Fees) to 0.90% of the average daily net assets for the Class A, Class

C and Class I shares. This obligation excludes Distribution and Services (12b-1) Fees, Shareholder Services Fees, taxes, brokerage commissions and extraordinary expenses. Each of ALPS Advisors and the Fund’s Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. This agreement may not be terminated or modified prior to December 31, 2012 except with the approval of the Fund’s Board of Trustees.

RiverFront Moderate Growth Fund	ALPS Advisors and the Fund’s Sub-Adviser have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, taxes and extraordinary expenses, to 1.05% of the Fund’s average daily net assets. This agreement is in effective through August 31, 2012. Each of ALPS Advisors and the Fund’s Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

RiverFront Long-Term Growth & Income Fund	ALPS Advisors and the Fund’s Sub-Adviser have contractually agreed to limit the amount of the Fund’s total annual expenses,

exclusive of Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, taxes and extraordinary expenses, to 1.05% of the Fund’s average daily net assets. This agreement is in effective through August 31, 2012. Each of ALPS Advisors and the Fund’s Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

RiverFront Moderate Growth & Income Fund	ALPS Advisors and the Fund’s Sub-Adviser have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, taxes and extraordinary expenses, to 1.05% of the Fund’s average daily net assets. This agreement is in effective through August 31, 2012. Each of ALPS Advisors and the Fund’s Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

ALPS/Kotak India Growth Fund	ALPS Advisors has agreed to waive and Kotak Mahindra (UK) Limited, the Fund’s Sub-Adviser, has agreed to waive and/or reimburse fees or expenses in order to limit Total annual Fund operating expenses after fee waiver/expense reimbursements (excluding distribution and service (12b-1) fees, shareholder services fees, Acquired fund fees and expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.60% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2012. The Fund may have to repay some of these waivers and reimbursements to ALPS Advisors and the Fund’s Sub-Adviser in the following three years. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

EXHIBIT C

FORMS OF NEW SUB-ADVISORY AGREEMENTS WITH EACH SUB-ADVISER

Exhibit C

FORM OF INVESTMENT SUBADVISORY AGREEMENT

This Investment Subadvisory Agreement (the “Agreement”) is made as of this                     by and among ALPS Advisors, Inc. (the “Adviser”), Red Rocks Capital LLC (the “Sub-Adviser”), and Financial Investment Trust (the “Trust”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, pursuant to an Investment Advisory Agreement dated as of                     , between the Adviser and the Trust, the Adviser acts as investment adviser for the portfolios listed on Appendix A attached hereto (each a “Fund”, and collectively, the “Funds”); and

WHEREAS, the Adviser and the Trust each desire to retain the Sub-Adviser to provide investment advisory services to the Trust in connection with the management of all or a portion of the assets of the Funds, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1. (a) Subject to supervision and oversight by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall create an investment program for the Fund in accordance with the Fund’s investment objectives, policies and restrictions (the “Investment Strategy”) as stated in such Fund’s Prospectus(es) (such Prospectus(es) and Statement(s) of Additional Information (“SAI”) as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Sub-Adviser shall implement the Fund’s Investment Strategy, adhering to the specific investment style mandated by the Fund’s Prospectus and SAI.

(ii) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees and will conform and comply with the applicable requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

(iii) The Sub-Adviser at its expense will make available to the Trustees of the Funds and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding a Fund and to consult with the Trustees of the Funds and Adviser regarding each Fund’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs. The Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officers of, the Adviser and the Trust.

(iv) The Sub-Adviser at its expense will provide the Adviser and/or the Trust’s Chief Compliance Officer with such compliance reports relating to its duties under this Agreement as may be requested from time to time. Notwithstanding the foregoing, the Sub-Adviser will promptly report to the Adviser and the Trust any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that the Sub-Adviser is or should be aware of or any material violation of the Sub-Adviser’s compliance policies and procedures that pertain to the Funds, as well as any change in portfolio manager(s) of the Funds.

(v) The Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Investment Advisers Act of 1940, as amended, and has provided the Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Adviser or the Fund, but in any event no less frequently than quarterly, the Sub-Adviser will supply the Adviser and the Fund with a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser’s last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser’s code of ethics are reasonably designed to prevent “access persons” from violating the code of ethics.

(vi) The Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. Adviser will provide such documents to Sub-Adviser in a reasonable timeframe prior to the due date. In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser or the Fund may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer.

(vii)(A) Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser’s officers or employees.

(B) The Sub-Adviser shall keep each Fund’s books and records required to be maintained by subparagraphs (b)(10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall (i) render to the Trust’s Board of Trustees such periodic and special reports as the Trust may reasonably request, and (ii) timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s

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request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) of this Agreement.

(C) The Sub-Adviser shall be responsible for voting the proxies related to the Funds, provided however, the Advisor will work with the Sub-Adviser to coordinate the applicable filings related thereto.

(viii) Sub-Adviser will not be responsible for regulatory filings (except (i) as set forth below for review and comment, or (ii) with respect to proxy voting set forth above) or FINCEN reporting.

2. The Adviser shall continue to have responsibility for all services to be provided to each Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement.

3. Sub-Adviser Representations

(a)	The Sub-Adviser makes the following representations to the Adviser:

(b)	The Sub-Adviser is a Colorado limited liability corporation duly registered as an investment adviser under the Advisers Act.

(c)

The Sub-Adviser will discharge its duties as investment adviser to the Fund in accordance with the applicable provisions of the 1940 Act and the Advisers Act and of the rules and regulations thereunder.

(d)

The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its shareholders, Board of Directors, or other applicable governing body and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement.

(e)

The execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s certificate of incorporation or by-laws, or other applicable organizational documents, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser.

(f)	This Agreement is a valid and binding agreement of the Sub-Adviser, enforceable against it in accordance with the terms hereof.

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4. Adviser Representations

(a)	The Adviser makes the following representations to the Sub-Adviser:

(b)	The Adviser is a Colorado corporation duly registered as an investment adviser under the Advisers Act.

(c)	The Adviser will discharge its duties as investment adviser to the Fund in accordance with the applicable provisions of the 1940 Act and the Advisers Act and of the rules and regulations thereunder.

(d)

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its shareholders, Board of Directors, or other applicable governing body and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement.

(e)

The execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s certificate of incorporation or by-laws, or other applicable organizational documents, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser.

(f)	This Agreement is a valid and binding agreement of the Adviser, enforceable against it in accordance with the terms hereof.

5. The Adviser has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a) Certified resolutions of the Trust’s Board of Trustees authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

(b) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended on Form N-1A (the “Registration Statement”), as filed with the Securities and Exchange Commission (the “Commission”) relating to each Fund and shares of the Fund’s beneficial shares, and all amendments thereto; and

(c) Prospectus(es) of each Fund.

During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, the Trust or the public that refers to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed upon) after receipt thereof. The Sub-Adviser’s right to

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object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first-class mail, electronic mail or overnight delivery service, facsimile transmission equipment or hand delivery.

4. For the services to be provided by the Sub-Adviser pursuant to this Agreement for each Fund, the Adviser will pay to the Sub-Adviser as full compensation therefore a fee at an annual rate of the Fund’s average daily net assets, as set forth in the attached Fee Schedule. The fee will be paid to the Sub-Adviser from the Adviser’s advisory fee from each Fund. This fee will be computed daily and paid to the Sub-Adviser monthly.

5. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Funds or the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act provided, however, that this Agreement may be terminated (a) by a Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (c) by the Adviser or Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the other parties. This Agreement shall terminate automatically in the event of its assignment. As used in this Section 6, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

7. The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust. Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser’s partners, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

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8. The Sub-Advisor retains the right to use the name “Listed Private Equity” in connection with another investment company or business enterprise with which the Sub-Advisor is or may become associated. The Sub-Advisor hereby grants to the Trust the right and license to use the name “Listed Private Equity”, which right and license shall automatically terminate ninety (90) days after termination of this Agreement.

9. No Trustee or Shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

10. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the majority of the outstanding voting securities of the applicable Fund or Funds.

11. This Agreement shall be governed by the laws of the state of Delaware without regard to the conflicts of laws provisions of that state; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original; all such counterparts shall, together, constitute only one instrument.

13. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14. Notice/Separate Funds. A copy of the Agreement and Declaration of Trust is on file with the Secretary of the State of Delaware and notice is hereby given that this instrument is executed on behalf of the Board of Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the relevant Fund. Each Fund will be regarded for all purposes hereunder as a separate party apart from each other Fund. Unless the context otherwise requires, with respect to every transaction covered hereby, every reference herein to a Trust is deemed to relate solely to the particular Fund to which such transaction relates. Under no circumstances will the rights, obligations or remedies with respect to a particular Fund constitute a right, obligation or remedy applicable to any other Fund. The use of this single document to memorialize the separate agreement as to each Fund is understood to be for clerical convenience only and will not constitute any basis for joining the other Funds for any reason.

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15. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Attention: General Counsel

To the Sub-Adviser at:

Red Rocks Capital LLC
25188 Genesee Trail Road, Suite 250
Golden, CO 80401
Attention: CFO

To the Trust or the Funds at:

ALPS/Red Rocks Listed Private Equity Fund
1290 Broadway, Suite 1100
Denver, CO 80203
Attention: Secretary

with a copy to:

Davis Graham & Stubbs LLP
1550 17th Street, Suite 500 Denver, Colorado 80202
Attn.: Lester R. Woodward, Esq.

16. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

ALPS ADVISORS, INC., A Colorado corporation	FINANCIAL INVESTORS TRUST, a Delaware business trust, on behalf of the ALPS/Red Rocks Listed Private Equity Fund

By:	By:
Name:	Name:
Title:	Title:

RED ROCKS CAPITAL LLC,
A Colorado limited liability company

By:
Name:
Title:

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FEE SCHEDULE

In consideration for the services to be performed under this Agreement, the Sub-Adviser shall receive from the Adviser an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of two-thirds (“2/3” or “66.6%”) of the management fee paid by the Fund to the Adviser of each Fund’s daily net assets during the month.

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Appendix A

ALPS/Red Rocks Listed Private Equity Fund

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Exhibit C

FINANCIAL INVESTORS TRUST

FORM OF SUB-ADVISORY AGREEMENT

ALPS/WMC VALUE INTERSECTION FUND

AGREEMENT, dated as of                      by and among ALPS Advisors, Inc. (the “Investment Adviser”), a Colorado corporation having its principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado 80203, Financial Investors Trust, a Delaware statutory trust (the “Trust”), on behalf of the funds listed in Appendix A hereto, as amended from time to time, each a series of the Trust (each, a “Fund” and collectively, the “Funds”), and Wellington Management Company, LLP, a Massachusetts limited liability partnership (the “Sub-Adviser”), having its principal place of business at 75 State Street, Boston, Massachusetts 02109.

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of                      with the Trust;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Trust and the Investment Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the Funds in the manner and on the terms hereinafter set forth;

WHEREAS, the Investment Adviser has the authority under the Investment Advisory Agreement, with the consent of the Trustees of the Trust (the “Trustees”), to select sub-advisers for each Fund; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Investment Adviser and each Fund.

NOW, THEREFORE, the Investment Adviser, the Trust and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER

The Investment Adviser hereby appoints the Sub-Adviser to act as a sub-adviser for each Fund, and in accordance with the terms and conditions of this Agreement.

2.	ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Fund will be maintained in the custody of a custodian (who shall be identified by Investment Adviser in writing). The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reasonable reliance on instructions of the Sub-Adviser. The custodian will be responsible for the custody, receipt and delivery of securities and other assets of the Fund, and the Sub-Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Fund.

3.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A. As sub-adviser to each Fund, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Fund and determine the composition of the assets of the Fund, in accordance with the terms of this Agreement, the Fund’s Prospectuses and Statements of Additional Information, as currently in effect and as amended or supplemented from time to time, and subject to the direction, supervision and control of the Investment Adviser and the Trustees of the Trust. Prior to the commencement of the Sub-Adviser’s services hereunder, the Investment Adviser shall provide the Sub-Adviser with current copies of the Fund’s Prospectuses and Statements of Additional Information (“SAI”). The Investment Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to the Fund’s Prospectuses and Statements of Additional Information, and the Sub-Adviser will not need to comply until a copy has been provided to the Sub-Adviser. The Investment Adviser undertakes to highlight changes to the Fund’s investment objective, policies or restrictions in any supplements, revisions or updated prospectus or SAI to facilitate compliance with such policies.

B. The Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with or through such brokers, dealers or banks as the Sub-Adviser may select and, subject to Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), review by the Adviser and the Trustees, and other applicable law, may pay commissions on transactions in excess of the amount of commissions another broker or dealer would have charged. The Sub-Adviser will seek best execution under the circumstances of the particular transaction taking into consideration the full range and quality of a broker’s services in placing brokerage including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness to the Sub-Adviser. The Sub-Adviser may aggregate sales and purchase orders of securities or derivatives held in the Fund with similar orders being made simultaneously for other portfolios managed by the Sub-Adviser if, in the Sub-Adviser’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund in accordance with the Sub-Adviser’s policies and procedures. A copy of these policies and procedures has been provided to the Investment Adviser.

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C. The Investment Adviser understands and agrees that the Sub-Adviser performs investment management services for various clients and may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken by the Sub-Adviser for the Fund. The Sub-Adviser’s authority hereunder shall not be impaired because of the fact that it may effect transactions with respect to securities for its own account or for the accounts of others which it manages which are identical or similar to securities to which it may effect transactions for the Fund at the same or similar times.

D. The Sub-Adviser will provide the Investment Adviser with copies of the Sub-Adviser’s current policies and procedures adopted in accordance with Rule 206(4)-7 under the Advisers Act. Only to the extent that the Fund(s) are required by the 1940 Act to adopt or ratify the Sub-Adviser’s specific policy or procedure, the Investment Adviser will submit such policy or procedure to the Trust’s Board of Trustees for adoption or ratification by each of the Funds, with such modifications or additions thereto as the Board of Trustees or the Investment Adviser may recommend subject to the concurrence of the Sub-Adviser.

E. The Sub-Adviser will maintain and preserve all accounts, books and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13D, 13F and 13G of the Exchange Act solely on its own behalf (and those filings remain the property of the Sub-Adviser), with respect to its investments or holdings. The Fund or Adviser may have its own filing obligation with respect to Forms 13D, 13F, or 13G under the Exchange Act. The records relating to the services provided under this Agreement shall be the property of the Fund. The Fund, Sub-Adviser or Adviser shall have the right to copies of such records if required under applicable law.

F. The Sub-Adviser will, unless and until otherwise directed by the Investment Adviser, exercise all investment rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies in accordance with the Sub-Adviser’s then-current proxy voting policies. Notwithstanding anything else to the contrary in this Agreement, Sub-Adviser will not compile or file claims or take any related actions on behalf of the Fund or Investment Adviser in any class action, bankruptcy or other legal proceeding related to securities currently or previously held in the Fund. However, Sub-Adviser shall provide factual information in its possession as the Fund or Investment Adviser may reasonably request.

G. The Sub-Adviser will make available and provide information concerning the Sub-Adviser required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws, and such other information as the Fund or the Investment Adviser may reasonably request for use in the preparation of such documents, or of other materials necessary or helpful for the distribution of the Fund’s shares, subject to the express use of name approval rights of the Sub-Adviser pursuant to Section 14 of this Agreement. Subject to paragraph 5 of this Agreement, the Fund, Trust, Adviser or principal underwriter shall be solely responsible for the compliance of promotional materials with applicable laws and rules, including those of any applicable self-regulatory organization.

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H. In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Fund’s Prospectuses and Statements of Additional Information and with the instructions and directions of the Investment Adviser and of the Board of Trustees and will conform and comply with the applicable requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

I. The Sub-Adviser at its expense will make available to the Trustees and the Investment Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Investment Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding a Fund and to consult with the Trustees of the Funds and Investment Adviser regarding each Fund’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Investment Adviser or the Trustees relating to the investment strategies it employs. The Sub-Adviser and its personnel shall also cooperate fully with the commercially reasonable requests of counsel and auditors for, and the Chief Compliance Officers of, the Investment Adviser and the Trust.

J. The Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. The Investment Adviser or the Fund will provide such documents to the Sub-Adviser in a reasonable timeframe prior to the due date. In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Investment Adviser will provide on a timely basis such certifications or sub-certifications as the Investment Adviser or the Fund may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer.

4.	COMPENSATION OF SUB-ADVISER

The Investment Adviser will pay the Sub-Adviser as compensation for providing services in accordance with this Agreement those fees as set forth in Appendix B. The Investment Adviser and the Sub-Adviser agree that all fees shall become due and owing to the Sub-Adviser promptly after the termination date of the Sub-Adviser with respect to any Fund and that the amount of such fees shall be calculated by treating the termination date as the next fee computation date. The annual base fee will be prorated for such fees owed through the termination date. In addition, the Investment Adviser shall be responsible for extraordinary expenses incurred by the Sub-Adviser in connection with the performance of its duties hereunder, including, without limitation, expenses incurred with respect to proxy voting execution, advice and reporting.

5.	LIABILITY AND INDEMNIFICATION

A. Except as may otherwise be provided by the 1940 Act or any other federal securities law, in the absence of willful misconduct, bad faith or gross negligence, neither the Sub-Adviser nor any of its officers, affiliates, employees or consultants (its “Affiliates”) shall be

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liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the Investment Adviser, the Fund or the Trust as a result of any error of judgment or for any action or inaction taken in good faith by the Sub-Adviser or its Affiliates with respect to each Fund.

B. Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Investment Adviser shall indemnify and hold harmless the Sub-Adviser, its officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject at common law or otherwise, arising out of the Sub-Adviser’s action or inaction or based on this Agreement; provided however, the Investment Adviser shall not indemnify or hold harmless the Sub-Adviser Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made herein, (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (iii) any untrue statement of a material fact contained in the Prospectuses or Statements of Additional Information, proxy materials, advertisements or sales literature, if such statement was made in reliance upon information furnished to the Investment Adviser by the Sub-Adviser in writing and intended for use therein.

C. Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Investment Adviser and the Sub-Adviser shall each, jointly and severally, indemnify and hold harmless the Fund and the Trust, their officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, “Fund Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, arising out of the Investment Adviser’s or the Sub-Adviser’s action or inaction or based on this Agreement; provided however, the Investment Adviser and Sub-Adviser shall not indemnify or hold harmless the Fund Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Fund or the Trust of a Fund representation or warranty made herein or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Fund or Trust in the performance of any of its duties or obligations hereunder.

D. Notwithstanding anything in this Agreement to the contrary contained herein, the Sub-Adviser shall not be responsible or liable for its failure to perform under this Agreement or for any losses to the Investment Adviser or the Trust resulting from any event beyond the reasonable control of the Sub-Adviser or its agents, including but not limited to nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Trust’s property; or the breakdown, failure or malfunction of any utilities or telecommunications

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systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event.

E. No Trustee or shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

6.	REPRESENTATIONS OF THE INVESTMENT ADVISER

The Investment Adviser represents, warrants and agrees that:

A. The Investment Adviser has been duly authorized by the Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

B. The Investment Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Sub-Adviser with a copy of such code of ethics.

C. The Investment Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

D. The Investment Adviser acknowledges receipt of Part II of the Sub-Adviser’s Form ADV at least 48 hours prior to entering into this Agreement, as required by Rule 204-3 under the Advisers Act.

E. The Investment Adviser shall provide (or cause the Trust’s custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition to assets in the portion of each Fund managed by the Sub-Adviser, cash requirements and cash available for investment in such portion of each such Fund, and all other information as may be reasonably necessary for the Sub-Adviser to perform its duties hereunder.

7.	REPRESENTATIONS OF THE TRUST

The Trust represents, warrants and agrees as follows:

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A. The Fund is a series of the Trust that is duly registered as an open-end investment company under the 1940 Act.

B. The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement.

C. The execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s Trust Instrument, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

D. The Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Investment Adviser and the Sub-Adviser with a copy of such code of ethics.

E. This Agreement is a valid and binding Agreement of the Trust, enforceable against it in accordance with the terms hereof.

8.	REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

A. The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Trust with a copy of such code of ethics. Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Sub-Adviser shall certify to the Investment Adviser and the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Adviser or the Trust, the Sub-

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Adviser shall provide reasonable periodic certifications regarding compliance with its Code, and annually will provide copies of internal or external assessments that include descriptions of testing of, and Sub-adviser’s compliance with its, Code of Ethics, including the Sub-Adviser’s Chief Compliance Officer’s (“CCO”) annual report required under the Advisers Act.

C. Upon written request, the Sub-Adviser shall provide a certification to the Fund to the effect that the Sub-Adviser has adopted and implemented policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons of the Advisers Act.

D. The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

E. The Sub-Adviser acknowledges that the Investment Adviser and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser agrees not to consult with (i) other sub-advisers to a Fund, if any, (ii) other sub-advisers to any other fund of the Trust, or (iii) other sub-advisers to an investment company under common control with any Fund, concerning transactions for a Fund in securities or other assets.

F. This Agreement is a valid and binding Agreement of the Sub-Adviser, enforceable against it in accordance with the terms hereof.

9.	NON-EXCLUSIVITY

The services of the Sub-Adviser to the Investment Adviser, the Fund(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation.

10.	SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment or require a written advisory agreement pursuant to the 1940 Act. In particular, the Sub-Adviser may engage investment personnel associated with its control affiliates to assist it with providing its services under this Agreement, provided that Sub-Adviser will remain liable to the Trust at all times for the performance of its obligations under the Agreement, will remain responsible for the acts and omissions of such control affiliates and will provide prior notice of use of any investment personnel. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Investment Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

11.	TERMINATION OF AGREEMENT

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This Agreement shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Trustees or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by a vote of the majority of the Trustees, by the vote of a majority of the outstanding voting securities of such Fund, or the Investment Adviser on sixty (60) days’ prior written notice to the Sub-Adviser, and the Investment Adviser as appropriate. In addition, this Agreement may be terminated with respect to any Fund by the Sub-Adviser upon sixty (60) days written notice to the Investment Adviser. This Agreement will automatically terminate, without the payment of any penalty in the event the Investment Advisory Agreement between the Investment Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

12.	AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties with respect to any Fund only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Fund (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Fund affected by the amendment or all the Funds of the Trust. Additional funds may be added to Appendix A by written agreement of the Investment Adviser and the Sub-Adviser.

13.	ASSIGNMENT

The Sub-Adviser shall not assign this Agreement. Any assignment (as that term is defined in the 1940 Act) of this Agreement shall result in the automatic termination of this Agreement, as provided in Section 11 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of the Sub-Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

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14.	USE OF SUB-ADVISER’S NAME

In connection with the promotion and provision of information about the Fund or Trust, Sub-Adviser shall provide to the Trust or Investment Adviser upon reasonable request information relating to Wellington Management and its services to the Fund for inclusion in any promotional or disclosure materials. The Trust and Investment Manager will not use Sub-Adviser’s name or make any statements relating to Sub-Adviser or its affiliates in any such promotional or disclosure materials until Sub-Adviser has reviewed and approved the materials prior to their first use. Such approval will not be unreasonably withheld or delayed. Prior approval is not necessary for materials that merely list the Sub-Adviser as the sub-adviser to the Fund. The Trust and Investment Adviser may not use the logo of Sub-Adviser or any affiliate in any promotional materials without the prior approval of Sub-Adviser, which Sub-Adviser may grant or withhold in its sole discretion.

15.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to each Fund.

16.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

17.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party (i) in person, (ii) by registered or certified mail, or (iii) delivery service, providing the sender with notice of receipt, or to such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered if sent in accordance with this paragraph.

For:	Wellington Management Company, LLP 75 State Street Boston, MA 02109 Attn: Legal and Compliance Fax Number: (617) 790-7760

For:	ALPS Advisors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203 Attention: General Counsel

For:	Financial Investors Trust 1290 Broadway, Suite 1100 Denver, CO 80203 Attention: General Counsel

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17.	SEVERABILITY AND SURVIVAL

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein. Sections 5, 17 and 20 shall survive the termination of this Agreement.

18.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado, without regard to the conflicts of laws provisions of that state, or any of the applicable provisions of the 1940 Act. To the extent that the laws of the State of Colorado, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control.

19.	INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.	CONFIDENTIALITY

Each party shall treat as confidential all Confidential Information of the other (as that term is defined below) and use such information only in furtherance of the purposes of this Agreement. Each party shall limit access to the Confidential Information to its affiliates, employees, consultants, auditors and regulators who reasonably require access to such Confidential Information, and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information. For purposes of this Agreement, Confidential Information shall include all non-public business and financial information, methods, plans, techniques, processes, documents and trade secrets of a party. Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was known to the applicable party at the time of the disclosure.

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21.	COUNTERPARTS

This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

ALPS ADVISORS, INC.		WELLINGTON MANAGEMENT COMPANY, LLP

By:		By:
	Name:		Name:
	Title:		Title:

FINANCIAL INVESTORS TRUST

By:
Name:
Title:

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APPENDIX A

TO

SUB-ADVISORY AGREEMENT

ALPS/WMC Value Intersection Fund

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APPENDIX B

TO

SUB-ADVISORY AGREEMENT

In consideration for the services to be performed under this Agreement, the Sub-Adviser shall receive from the Investment Adviser from the management fee paid by the Trust to the Investment Adviser under the Investment Advisory Agreement an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of (i) fifty (50) basis points of the Fund’s daily net assets during the month of $0 - $250M; (ii) forty (40) basis points of the Fund’s daily net assets during the month of between $250M - $500M; and (iii) thirty (30) basis points of the Fund’s daily net assets during the month of $500M and above.

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Exhibit C

FINANCIAL INVESTORS TRUST

FORM OF SUB-ADVISORY AGREEMENT

CLOUGH CHINA FUND

AGREEMENT, dated as of                      by and among ALPS Advisors, Inc. (the “Investment Adviser”), a Colorado corporation having its principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado 80203, Financial Investors Trust, a Delaware statutory trust (the “Trust”), on behalf of the funds listed in Appendix A hereto, as amended from time to time, each a series of the Trust (each, a “Fund” and collectively, the “Funds”), and Clough Capital Partners LP, a Delaware limited partnership (the “Sub-Adviser”), having its principal place of business at 1 Post Office Square, 40th Floor, Boston, MA 02109

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of                      with the Trust;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Trust and the Investment Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the Funds in the manner and on the terms hereinafter set forth;

WHEREAS, the Investment Adviser has the authority under the Investment Advisory Agreement, with the consent of the Trustees of the Trust (the “Trustees”), to select sub-advisers for each Fund; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Investment Adviser and each Fund.

NOW, THEREFORE, the Investment Adviser, the Trust and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER

The Investment Adviser hereby appoints the Sub-Adviser to act as a sub-adviser for each Fund, and in accordance with the terms and conditions of this Agreement.

2.	ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Fund will be maintained in the custody of a custodian (who shall be identified by Investment Adviser in writing). The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reasonable reliance on instructions of the Sub-Adviser. The custodian will be responsible for the custody, receipt and delivery of securities and other assets of the Fund, and the Sub-Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Fund.

3.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A. As sub-adviser to each Fund, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Fund and determine the composition of the assets of the Fund, in accordance with the terms of this Agreement, the Fund’s Prospectuses and Statements of Additional Information, as currently in effect and as amended or supplemented from time to time, and subject to the direction, supervision and control of the Investment Adviser and the Trustees of the Trust. The Sub-Adviser shall initially determine the securities that will be applicable that day to redemption requests received for the Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations). Prior to the commencement of the Sub-Adviser’s services hereunder, the Investment Adviser shall provide the Sub-Adviser with current copies of the Fund’s Prospectuses and Statements of Additional Information. The Investment Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to the Fund’s Prospectuses and Statements of Additional Information, and the Sub-Adviser will not need to comply until a copy has been provided to the Sub-Adviser.

B. The Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with or through such brokers, dealers or banks as the Sub-Adviser may select and, subject to Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), review by the Adviser and the Trustees, and other applicable law, may pay commissions on transactions in excess of the amount of commissions another broker or dealer would have charged. The Sub-Adviser will seek best execution under the circumstances of the particular transaction taking into consideration the full range and quality of a broker’s services in placing brokerage including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness to the Sub-Adviser. The Sub-Adviser may aggregate sales and purchase orders of securities or derivatives held in the Fund with similar orders being made simultaneously for other portfolios managed by the Sub-Adviser if, in the Sub-Adviser’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund.

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C. The Investment Adviser understands and agrees that the Sub-Adviser performs investment management services for various clients and may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken by the Sub-Adviser for the Fund. The Sub-Adviser’s authority hereunder shall not be impaired because of the fact that it may effect transactions with respect to securities for its own account or for the accounts of others which it manages which are identical or similar to securities to which it may effect transactions for the Fund at the same or similar times.

D. The Sub-Adviser will provide the Investment Adviser with copies of the Sub-Adviser’s current policies and procedures adopted in accordance with Rule 206(4)-7 under the Advisers Act. To the extent the Fund(s) are required by the 1940 Act to adopt any such policy or procedure, the Investment Adviser will submit such policy or procedure to the Trust’s Board of Trustees for adoption by each of the Funds, with such modifications or additions thereto as the Board of Trustees or the Investment Adviser may recommend with the concurrence of the Sub-Adviser.

E. The Sub-Adviser will maintain and preserve all accounts, books and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13F and 13G of the Exchange Act, with respect to its duties as are set forth herein. The records relating to the services provided under this Agreement shall be the property of the Fund.

F. The Sub-Adviser will, unless and until otherwise directed by the Investment Adviser, exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies in accordance with the Sub-Adviser’s then-current proxy voting policies.

G. The Sub-Adviser will make available and provide financial, accounting and statistical information concerning the Sub-Adviser required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws, and such other information as the Fund or the Investment Adviser may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the distribution of the Fund’s shares.

H. In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Fund’s Prospectuses and Statements of Additional Information and with the instructions and directions of the Investment Adviser and of the Board of Trustees and will conform and comply with the applicable requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

I. The Sub-Adviser at its expense will make available to the Trustees and the Investment Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Investment Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related

3

information regarding a Fund and to consult with the Trustees of the Funds and Investment Adviser regarding each Fund’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Investment Adviser or the Trustees relating to the investment strategies it employs. The Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officers of, the Investment Adviser and the Trust.

J. The Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. The Investment Adviser or the Fund will provide such documents to the Sub-Adviser in a reasonable timeframe prior to the due date. In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Investment Adviser will provide on a timely basis such certifications or sub-certifications as the Investment Adviser or the Fund may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer.

4.	COMPENSATION OF SUB-ADVISER

The Investment Adviser will pay the Sub-Adviser as compensation for providing services in accordance with this Agreement those fees as set forth in Appendix B. The Investment Adviser and the Sub-Adviser agree that all fees shall become due and owing to the Sub-Adviser promptly after the termination date of the Sub-Adviser with respect to any Fund and that the amount of such fees shall be calculated by treating the termination date as the next fee computation date. The annual base fee will be prorated for such fees owed through the termination date. In addition, the Investment Adviser shall be responsible for extraordinary expenses incurred by the Sub-Adviser in connection with the performance of its duties hereunder, including, without limitation, expenses incurred with respect to proxy voting execution, advice and reporting.

5.	LIABILITY AND INDEMNIFICATION

A. Except as may otherwise be provided by the 1940 Act or any other federal securities law, in the absence of willful misconduct, bad faith or gross negligence, neither the Sub-Adviser nor any of its officers, affiliates, employees or consultants (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the Investment Adviser, the Fund or the Trust as a result of any error of judgment or for any action or inaction taken in good faith by the Sub-Adviser or its Affiliates with respect to each Fund.

B. Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Investment Adviser shall indemnify and hold harmless the Sub-Adviser, its officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject at common law or

4

otherwise, arising out of the Sub-Adviser’s action or inaction or based on this Agreement; provided however, the Investment Adviser shall not indemnify or hold harmless the Sub-Adviser Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made herein, (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (iii) any untrue statement of a material fact contained in the Prospectuses or Statements of Additional Information, proxy materials, advertisements or sales literature, if such statement was made in reliance upon information furnished to the Investment Adviser by the Sub-Adviser in writing and intended for use therein.

C. Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Investment Adviser and the Sub-Adviser shall each, jointly and severally, indemnify and hold harmless the Fund and the Trust, their officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, “Fund Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, arising out of the Investment Adviser’s or the Sub-Adviser’s action or inaction or based on this Agreement; provided however, the Investment Adviser and Sub-Adviser shall not indemnify or hold harmless the Fund Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Fund or the Trust of a Fund representation or warranty made herein or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Fund or Trust in the performance of any of its duties or obligations hereunder.

D. Notwithstanding anything in this Agreement to the contrary contained herein, the Sub-Adviser shall not be responsible or liable for its failure to perform under this Agreement or for any losses to the Investment Adviser or the Trust resulting from any event beyond the reasonable control of the Sub-Adviser or its agents, including but not limited to nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Trust’s property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event.

E. No Trustee or shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

6.	REPRESENTATIONS OF THE INVESTMENT ADVISER

The Investment Adviser represents, warrants and agrees that:

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A. The Investment Adviser has been duly authorized by the Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

B. The Investment Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Sub-Adviser with a copy of such code of ethics.

C. The Investment Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

D. The Investment Adviser acknowledges receipt of Part II of the Sub-Adviser’s Form ADV at least 48 hours prior to entering into this Agreement, as required by Rule 204-3 under the Advisers Act.

E. The Investment Adviser shall provide (or cause the Trust’s custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition to assets in the portion of each Fund managed by the Sub-Adviser, cash requirements and cash available for investment in such portion of each such Fund, and all other information as may be reasonably necessary for the Sub-Adviser to perform its duties hereunder.

7.	REPRESENTATIONS OF THE TRUST

The Trust represents, warrants and agrees as follows:

A. The Fund is a series of the Trust that is duly registered as an open-end investment company under the 1940 Act.

B. The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement.

C. The execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation,

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(ii) the Trust’s Trust Instrument, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

D. The Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Investment Adviser and the Sub-Adviser with a copy of such code of ethics.

E. This Agreement is a valid and binding Agreement of the Trust, enforceable against it in accordance with the terms hereof.

8.	REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

A. The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Sub-Adviser shall certify to the Investment Adviser and the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Adviser or the Trust, the Sub-Adviser shall permit the Investment Adviser or the Trust, their employees or their agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

C. Upon written request, the Sub-Adviser shall provide a certification to the Fund’s Chief Compliance Officer (“CCO”) to the effect that the Sub-Adviser has adopted and implemented policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons of the Advisers Act.

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D. The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

E. The Sub-Adviser acknowledges that the Investment Adviser and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser agrees not to consult with (i) other sub-advisers to a Fund, if any, (ii) other sub-advisers to any other fund of the Trust, or (iii) other sub-advisers to an investment company under common control with any Fund, concerning transactions for a Fund in securities or other assets.

F. This Agreement is a valid and binding Agreement of the Sub-Adviser, enforceable against it in accordance with the terms hereof.

9.	NON-EXCLUSIVITY

The services of the Sub-Adviser to the Investment Adviser, the Fund(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation.

10.	SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment or require a written advisory agreement pursuant to the 1940 Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Investment Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

11.	TERMINATION OF AGREEMENT

This Agreement shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Trustees or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by a vote of the majority of the Trustees, by the vote of a majority of the outstanding voting securities of such Fund, or the Investment Adviser on sixty (60) days’ prior written notice to the Sub-Adviser, and the Investment Adviser as appropriate. In addition, this Agreement may be terminated with respect to any Fund by the Sub-Adviser upon sixty (60) days written notice to the Investment

8

Adviser. This Agreement will automatically terminate, without the payment of any penalty in the event the Investment Advisory Agreement between the Investment Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

12.	AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties with respect to any Fund only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Fund (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Fund affected by the amendment or all the Funds of the Trust. Additional funds may be added to Appendix A by written agreement of the Investment Adviser and the Sub-Adviser.

13.	ASSIGNMENT

The Sub-Adviser shall not assign this Agreement. Any assignment (as that term is defined in the 1940 Act) of this Agreement shall result in the automatic termination of this Agreement, as provided in Section 11 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of the Sub-Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

14.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to each Fund.

15.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

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16.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party (i) in person, (ii) by registered or certified mail, or (iii) delivery service, providing the sender with notice of receipt, or to such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered if sent in accordance with this paragraph.

For:	Clough Capital Partners LP
One Post Office Square, 40th Floor
Boston, MA 02109

For:	ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Attention: General Counsel

For:	Financial Investors Trust
1290 Broadway, Suite 1100
Denver, CO 80203
Attention: General Counsel

17.	SEVERABILITY AND SURVIVAL

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein. Sections 5, 17 and 20 shall survive the termination of this Agreement.

18.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado, without regard to the conflicts of laws provisions of that state, or any of the applicable provisions of the 1940 Act. To the extent that the laws of the State of Colorado, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control.

19.	INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any

10

provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.	CONFIDENTIALITY

Each party shall treat as confidential all Confidential Information of the other (as that term is defined below) and use such information only in furtherance of the purposes of this Agreement. Each party shall limit access to the Confidential Information to its affiliates, employees, consultants, auditors and regulators who reasonably require access to such Confidential Information, and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information. For purposes of this Agreement, Confidential Information shall include all non-public business and financial information, methods, plans, techniques, processes, documents and trade secrets of a party. Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was known to the applicable party at the time of the disclosure.

21.	COUNTERPARTS

This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

ALPS ADVISORS, INC.		CLOUGH CAPITAL PARTNERS LP

By:		By:

	Name:		Name:
	Title:		Title:

FINANCIAL INVESTORS TRUST

By:

Name:
Title:

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APPENDIX A

TO

SUB-ADVISORY AGREEMENT

Clough China Fund

12

APPENDIX B

TO

SUB-ADVISORY AGREEMENT

In consideration for the services to be performed under this Agreement, the Sub-Adviser shall receive from the Investment Adviser from the management fee paid by the Trust to the Investment Adviser under the Investment Advisory Agreement an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 0.90% of the Fund’s daily net assets during the month.

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Exhibit C

FINANCIAL INVESTORS TRUST

JEFFERIES ASSET MANAGEMENT COMMODITY

STRATEGY ALLOCATION FUND

FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of                     (the “Effective Date”) by and among ALPS Advisors, Inc. (the “Investment Adviser”), a Colorado corporation having its principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado 80203, Financial Investors Trust, a Delaware statutory trust (the “Trust”), on behalf of the funds listed in Appendix A hereto, as amended from time to time to add or remove a fund, each a series of the Trust (each, a “Fund” and collectively, the “Funds”), and Jefferies Asset Management, LLC, a Delaware limited liability company (the “Sub-Adviser”), having its principal place of business at The Metro Center, One Station Place, Three North, Stamford, Connecticut 06902.

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and has entered into an Investment Advisory Agreement with the Trust dated the Effective Date;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Trust and the Investment Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the Funds in the manner and on the terms hereinafter set forth;

WHEREAS, the Investment Adviser has the authority under the Investment Advisory Agreement, with the consent of the Trustees of the Trust (the “Trustees”), to select sub-advisers for each Fund; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Investment Adviser and each Fund.

NOW, THEREFORE, the Investment Adviser, the Trust and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER

The Investment Adviser hereby appoints the Sub-Adviser to act as a sub-adviser for each Fund in accordance with the terms and conditions of this Agreement.

2.	ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Fund will be maintained in the custody of a custodian (who shall be identified by the Investment Adviser in writing). The Sub-Adviser will not have custody of any securities, cash or other assets of a Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reasonable reliance on instructions of the Sub-Adviser. The custodian will be responsible for the custody, receipt and delivery of securities and other assets of a Fund, and the Sub-Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of a Fund. The Investment Adviser shall be responsible for all custodial arrangements, including the payment of all fees and charges to the custodian.

3.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A. As sub-adviser to each Fund, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Fund and determine the composition of the assets of the Fund, in accordance with the terms of this Agreement, the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, and subject to the direction, supervision and control of the Investment Adviser and the Trustees of the Trust. Prior to the commencement of the Sub-Adviser’s services hereunder, the Investment Adviser shall provide the Sub-Adviser with current copies of the Fund’s Prospectus and Statement of Additional Information. The Investment Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to the Fund’s Prospectus and Statement of Additional Information and the Sub-Adviser will not need to comply until a copy has been provided to the Sub-Adviser.

B. The Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with or through such brokers, dealers or banks as the Sub-Adviser may select and, subject to Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable law and Fund procedures, may pay commissions on transactions in excess of the amount of commissions another broker or dealer would have charged. The Sub-Adviser will seek best execution under the circumstances of the particular transaction taking into consideration the full range and quality of a broker’s services in placing brokerage including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness to the Sub-Adviser. The Sub-Adviser may aggregate sales and purchase orders of securities or derivatives held in the Fund with similar orders being made simultaneously for other portfolios managed by the Sub-Adviser if, in the Sub-Adviser’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund.

C. The Investment Adviser understands and agrees that the Sub-Adviser performs investment management services for various clients and may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken by the Sub-Adviser for the Fund. The Sub-Adviser’s authority hereunder shall not be impaired because of the fact that it may effect transactions with respect to securities for its own account or for the accounts of others which it manages

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which are identical or similar to securities to which it may effect transactions for the Fund at the same or similar times.

D. The Sub-Adviser will provide the Investment Adviser with copies of the Sub-Adviser’s current policies and procedures adopted in accordance with Rule 206(4)-7 under the Advisers Act. To the extent the Fund(s) are required by the Investment Company Act of 1940, as amended (the “1940 Act”), to adopt any such policy or procedure, the Investment Adviser will submit such policy or procedure to the Trust’s Board of Trustees for adoption by each of the Funds, with such modifications or additions thereto as the Board of Trustees or the Investment Adviser may recommend with the concurrence of the Sub-Adviser.

E. The Sub-Adviser will maintain and preserve all accounts, books and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and shall file with the U.S. Securities and Exchange Commission (“SEC”) all forms pursuant to Sections 13F and 13G of the Exchange Act, with respect to its duties as are set forth herein. The records relating to the services provided under this Agreement shall be the property of the Fund.

F. The Sub-Adviser will, unless and until otherwise directed by the Investment Adviser, exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to, voting proxies in accordance with the Sub-Adviser’s then-current proxy voting policies.

G. The Sub-Adviser will make available and provide information concerning the Sub-Adviser required by a Fund in the preparation of its registration statements, reports and other documents required by federal and state securities laws, and such other information as the Fund or the Investment Adviser may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the distribution of the Fund’s shares.

H. In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with each Fund’s Prospectus and Statement of Additional Information and with the instructions and directions of the Investment Adviser and of the Board of Trustees and will comply in all materials respects with the applicable requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

I. The Sub-Adviser at its expense will make available to the Trustees and the Investment Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or by telephone, at the mutual convenience of the Investment Adviser and the Sub-Adviser, in order to review the investment policies, performance and other investment related information regarding a Fund and to consult with the Trustees of the Funds and Investment Adviser regarding each Fund’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties

3

hereunder. The Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officers of, the Investment Adviser and the Trust.

J. The Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. The Investment Adviser or the Fund will provide such documents to the Sub-Adviser in a reasonable timeframe prior to the due date. In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Investment Adviser will provide on a timely basis such certifications or sub-certifications as the Investment Adviser or the Fund may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer in order to satisfy the Trust’s legal and regulatory requirements.

4.	COMPENSATION OF THE SUB-ADVISER

The Investment Adviser will pay the Sub-Adviser as compensation for providing services in accordance with this Agreement those fees as set forth in Appendix B. The Investment Adviser and the Sub-Adviser agree that all fees shall become due and owing to the Sub-Adviser promptly after the termination date of the Sub-Adviser with respect to any Fund and that the amount of such fees shall be calculated by treating the termination date as the next fee computation date. The annual base fee will be prorated for such fees owed through the termination date. In addition, the Investment Adviser shall be responsible for extraordinary expenses incurred by the Sub-Adviser in connection with the performance of its duties hereunder, including, without limitation, expenses incurred with respect to proxy voting execution, advice and reporting.

5.	LIABILITY AND INDEMNIFICATION

A. Except as may otherwise be provided by the 1940 Act or any other federal securities law, in the absence of willful misconduct, fraud, reckless disregard or gross negligence, neither the Sub-Adviser nor any of its officers, affiliates, employees or consultants (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the Investment Adviser, the Fund or the Trust as a result of any error of judgment or for any action or inaction taken in good faith by the Sub-Adviser or its Affiliates with respect to each Fund.

B. Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Investment Adviser shall indemnify and hold harmless the Sub-Adviser, its members, officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject at common law or otherwise, arising out of the Sub-Adviser’s action or inaction or based on this Agreement; provided however, the Investment Adviser shall not indemnify or hold harmless the Sub-Adviser Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and

4

other expenses) due to (i) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made in this Agreement, (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations under this Agreement, or (iii) any untrue statement of a material fact contained in a Fund’s Prospectus or Statement of Additional Information, proxy materials, advertisements or sales literature, if such statement was made in reliance upon information furnished to the Investment Adviser by the Sub-Adviser in writing and intended for use therein.

C. Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Investment Adviser and the Sub-Adviser shall each, severally and not jointly, indemnify and hold harmless the Fund and the Trust, their officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, “Fund Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, arising out of the Investment Adviser’s or the Sub-Adviser’s, as applicable, willful misconduct, fraud, reckless disregard or gross negligence in carrying out its obligations under this Agreement.

D. Notwithstanding anything in this Agreement to the contrary contained herein, the Sub-Adviser shall not be responsible or liable for its failure to perform under this Agreement or for any losses to the Investment Adviser or the Trust resulting from any event beyond the reasonable control of the Sub-Adviser or its agents, including but not limited to nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Trust’s property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event.

E. No Trustee or shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

6.	REPRESENTATIONS OF THE INVESTMENT ADVISER

The Investment Adviser represents and warrants to the Trust and the Sub-Adviser that:

A. The Investment Adviser has been duly authorized by the Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

5

B. The Investment Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Sub-Adviser with a copy of such code of ethics.

C. The Investment Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other applicable law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

D. The Investment Adviser acknowledges receipt of Part II of the Sub-Adviser’s Form ADV at least forty-eight (48) hours prior to entering into this Agreement, as required by Rule 204-3 under the Advisers Act.

E. The Investment Adviser shall provide (or cause the Trust’s custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition to assets in the portion of each Fund managed by the Sub-Adviser, cash requirements and cash available for investment in such portion of each such Fund, and all other information as may be reasonably necessary for the Sub-Adviser to perform its duties hereunder.

E. This Agreement is a valid and binding Agreement of the Investment Adviser, enforceable against it in accordance with the terms hereof.

7.	REPRESENTATIONS OF THE TRUST

The Trust represents and warrants to the Investment Adviser and the Sub-Adviser as follows:

A. The Fund is a series of the Trust that is duly registered as an open-end investment company under the 1940 Act.

B. The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement.

C. The execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or

6

regulation, (ii) the Trust’s Trust Instrument, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

D. The Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Investment Adviser and the Sub-Adviser with a copy of such code of ethics.

E. This Agreement is a valid and binding Agreement of the Trust, enforceable against it in accordance with the terms hereof.

8.	REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents and warrants to the Investment Adviser and the Trust as follows:

A. The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other applicable law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Sub-Adviser shall certify to the Investment Adviser and the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Adviser or the Trust, the Sub-Adviser shall permit the Investment Adviser or the Trust, their employees or their agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

C. Upon written request, the Sub-Adviser shall provide a certification to the Fund’s Chief Compliance Officer (“CCO”) to the effect that the Sub-Adviser has adopted and implemented policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons of the Advisers Act.

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D. The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

E. The Sub-Adviser acknowledges that the Investment Adviser and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser agrees not to consult with (i) other sub-advisers to a Fund, if any, (ii) other sub-advisers to any other fund of the Trust, or (iii) other sub-advisers to an investment company under common control with any Fund, concerning transactions for a Fund in securities or other assets.

F. This Agreement is a valid and binding Agreement of the Sub-Adviser, enforceable against it in accordance with the terms hereof.

9.	NON-EXCLUSIVITY

The services of the Sub-Adviser to the Investment Adviser, the Fund(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation.

10.	SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment or require a written advisory agreement pursuant to the 1940 Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Investment Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under this Agreement.

11.	TERMINATION OF AGREEMENT

This Agreement shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Trustees or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by a vote of the majority of the Trustees, by the vote of a majority of the outstanding voting securities of such Fund, or by the Investment Adviser on sixty (60) days’ prior written notice to the Sub-Adviser, and the Investment Adviser as appropriate. In addition, this Agreement may be terminated with respect to

8

any Fund by the Sub-Adviser upon sixty (60) days written notice to the Investment Adviser. This Agreement will automatically terminate, without the payment of any penalty in the event the Investment Advisory Agreement between the Investment Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

12.	AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties with respect to any Fund only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Fund (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Fund affected by the amendment or all the Funds of the Trust. Additional funds may be added to Appendix A by written agreement of the Investment Adviser, the Trust and the Sub-Adviser.

13.	ASSIGNMENT

The Sub-Adviser shall not assign this Agreement. Any assignment (as that term is defined in the 1940 Act) of this Agreement shall result in the automatic termination of this Agreement, as provided in Section 11 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of the Sub-Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

14.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the Fund.

15.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

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16.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party (i) in person, (ii) by registered or certified mail, or (iii) delivery service, providing the sender with notice of receipt, or to such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered if sent in accordance with this paragraph.

	For:	Sub-Adviser:
Jefferies Asset Management, LLC
The Metro Center
One Station Place, Three North
Stamford, CT 06902
Attn: Satyana Rayan Chada

With a copy to:
Jefferies Asset Management, LLC
The Metro Center
One Station Place, Three North
Stamford, CT 06902
Attn: General Counsel

For:	Investment Adviser:
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Attn: General Counsel

For:	Trust:
Financial Investors Trust
1290 Broadway, Suite 1100
Denver, CO 80203
Attn: Secretary

17.	SEVERABILITY AND SURVIVAL

Should any portion of this Agreement for any reason be held to be void in law or in equity with respect to a Fund, this Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein with respect to such Fund. Sections 5, 17 and 20 shall survive the termination of this Agreement.

18.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the conflicts of laws provisions of that state, or any of the applicable provisions of the 1940 Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control.

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19.	INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated persons,” as used herein, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.	CONFIDENTIALITY

Each party shall treat as confidential all Confidential Information of the other (as that term is defined below) and use such information only in furtherance of the purposes of this Agreement. Each party shall limit access to the Confidential Information to its affiliates, employees, consultants, auditors and regulators who reasonably require access to such Confidential Information, and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information. For purposes of this Agreement, Confidential Information shall include all non-public business and financial information, methods, plans, techniques, processes, documents and trade secrets of a party. Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was known to the applicable party at the time of the disclosure.

21.	COUNTERPARTS

This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

11

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

ALPS ADVISORS, INC.		JEFFERIES ASSET MANAGEMENT, LLC

By:		By:
	Name:		Name:
	Title:		Title:

FINANCIAL INVESTORS TRUST on behalf of the Funds set forth on Appendix A

By:
Name:
Title:

12

APPENDIX A

Jefferies Asset Management Commodity Strategy Allocation Fund

13

APPENDIX B

In consideration for the services to be performed under this Agreement, the Sub-Adviser shall receive from the Investment Adviser a portion of the management fee paid by the Trust to the Investment Adviser under the Investment Advisory Agreement, payable monthly and accrued daily in an amount equal to 0.75% of the Fund’s daily net assets during the month.

14

Exhibit C

FINANCIAL INVESTORS TRUST

FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of                      (the “Effective Date”) by and among ALPS Advisors, Inc. (the “Investment Adviser”), a Colorado corporation having its principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado 80203, Financial Investors Trust, a Delaware statutory trust (the “Trust”), on behalf of the funds listed in Appendix A hereto, as amended from time to time, each a series of the Trust (each, a “Fund”) and collectively, the “Funds”), and RiverFront Investment Group, LLC, a Delaware limited liability company (the “Sub-Adviser”), having its principal place of business at 9011 Arboretum Parkway, Suite 110, Richmond, Virginia 23236.

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and has entered into an Investment Advisory Agreement dated the Effective Date with the Trust;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Trust and the Investment Adviser desire to retain Sub-Adviser to render investment advisory and other services to the Funds in the manner and on the terms hereinafter set forth;

WHEREAS, the Investment Adviser has the authority under the Investment Advisory Agreement, with the consent of the Trustees of the Trust (the “Trustees”), to select sub-advisers for each the Fund; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Investment Adviser and each Fund.

NOW, THEREFORE, the Investment Adviser, the Trust and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER

The Investment Adviser hereby appoints the Sub-Adviser to act as a sub-adviser for each Fund and in accordance with the terms and conditions of this Agreement.

2.	ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Fund will be maintained in the custody of a custodian (who shall be identified by the Investment Adviser in writing). The Sub-Adviser will not have custody of any securities, cash or other assets of a Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reasonable reliance on instructions of the Sub-Adviser. The custodian will be responsible for the custody, receipt and delivery of securities and other assets of a Fund, and the Sub-Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of a Fund. The Investment Adviser shall be responsible for all custodial arrangements, including the payment of all fees and charges to the custodian.

3.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A. As sub-adviser to each Fund, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Fund and determine the composition of the assets of the Fund, in accordance with the terms of this Agreement, a Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, and subject to the direction, supervision and control of the Investment Adviser and the Trustees of the Trust. The Sub-Adviser shall initially determine the identity and number of securities that will be applicable that day to redemption requests received for the Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations). Prior to the commencement of the Sub-Adviser’s services hereunder, the Investment Adviser shall provide the Sub-Adviser with current copies of the Fund’s Prospectus and Statement of Additional Information. The Investment Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to the Fund’s Prospectus and Statement of Additional Information and the Sub-Adviser will not need to comply until a copy has been provided to the Sub-Adviser.

B. The Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with or through such brokers, dealers or banks as the Sub-Adviser may select and, subject to Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), review by the Adviser and the Board, and other applicable law, may pay commissions on transactions in excess of the amount of commissions another broker or dealer would have charged. The Sub-Adviser will seek best execution under the circumstances of the particular transaction taking into consideration the full range and quality of a broker’s services in placing brokerage including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness to the Sub-Adviser. The Sub-Adviser may aggregate sales and purchase orders of securities or derivatives held in the Fund with similar orders being made simultaneously for other portfolios managed by the Sub-Adviser if, in the Sub-Adviser’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund.

C. The Investment Adviser understands and agrees that the Sub-Adviser performs investment management services for various clients and may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken by the Sub-Adviser for the Fund. The Sub-Adviser’s authority hereunder shall not be impaired because of the fact that it may effect transactions with respect to securities for its own account or for the accounts of others which it manages which are identical or similar to securities to which it may effect transactions for the Fund at the same or similar times.

D. The Sub-Adviser will provide the Investment Adviser with copies of the Sub-Adviser’s current policies and procedures adopted in accordance with Rule 206(4)-7 under the Advisers Act. To the extent the Fund(s) are required by the 1940 Act to adopt any such policy or procedure, the Investment Adviser will submit such policy or procedure to the Trust’s Board of Trustees for adoption by each of the Funds, with such modifications or additions thereto as the Board of Trustees or the Investment Adviser may recommend with the concurrence of the Sub-Adviser.

E. The Sub-Adviser will maintain and preserve all accounts, books and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and shall file with the U.S. Securities and Exchange Commission (“SEC”) all forms pursuant to Sections 13F and 13G of the Exchange Act, with respect to its duties as are set forth herein. The records relating to the services provided under this Agreement shall be the property of the Fund.

F. The Sub-Adviser will, unless and until otherwise directed by the Investment Adviser, exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies in accordance with the Sub-Adviser’s then-current proxy voting policies.

G. The Sub-Adviser will make available and provide financial, accounting and statistical information concerning the Sub-Adviser required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws, and such other information as the Fund or the Investment Adviser may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the distribution of the Fund’s shares.

H. In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Fund’s Prospectuses and Statements of Additional Information and with the instructions and directions of the Investment Adviser and of the Board of Trustees and will conform and comply with the applicable requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

I. The Sub-Adviser at its expense will make available to the Trustees and the Investment Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Investment Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding a Fund and to consult with the Trustees of the Funds and Investment Adviser regarding each Fund’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Investment Adviser or the Trustees relating to the investment strategies it employs. The Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officers of, the Investment Adviser and the Trust.

J. The Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. The Investment Adviser or the Fund will provide such documents to the Sub-Adviser in a reasonable timeframe prior to the due date. In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Investment Adviser will provide on a timely basis such certifications or sub-certifications as the Investment Adviser or the Fund may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer.

4.	COMPENSATION OF THE SUB-ADVISER

The Investment Adviser will pay the Sub-Adviser as compensation for providing services in accordance with this Agreement those fees as set forth in Appendix B. The Investment Adviser and the Sub-Adviser agree that all fees shall become due and owing to the Sub-Adviser promptly after the termination date of the Sub-Adviser with respect to any Fund and that the amount of such fees shall be calculated by treating the termination date as the next fee computation date. The annual base fee will be prorated for such fees owed through the termination date. In addition, the Investment Adviser shall be responsible for extraordinary expenses incurred by the Sub-Adviser in connection with the performance of its duties hereunder, including, without limitation, expenses incurred with respect to proxy voting execution, advice and reporting.

5.	LIABILITY AND INDEMNIFICATION

A. Except as may otherwise be provided by the 1940 Act or any other federal securities law, in the absence of willful misconduct, fraud, reckless disregard or gross negligence, neither the Sub-Adviser nor any of its officers, affiliates, employees or consultants (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the Investment Adviser, the Fund or the Trust as a result of any error of judgment or for any action or inaction taken in good faith by the Sub-Adviser or its Affiliates with respect to each Fund.

B. Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Investment Adviser shall indemnify and hold harmless the Sub-Adviser, its officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject at common law or otherwise, arising out of the Sub-Adviser’s action or inaction or based on this Agreement; provided however, the Investment Adviser shall not indemnify or hold harmless the Sub-Adviser Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made in this Agreement, (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations under this Agreement, or (iii) any untrue statement of a material fact contained in the Fund’s Prospectus or Statement of Additional Information, proxy materials, advertisements or sales literature, if such statement was made in reliance upon information furnished to the Investment Adviser by the Sub-Adviser in writing and intended for use therein.

C. Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Investment Adviser and the Sub-Adviser shall each, jointly and severally, indemnify and hold harmless the Fund and the Trust, their officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, “Fund Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, arising out of the Investment Adviser’s or the Sub-Adviser’s action or inaction or based on this Agreement; provided however, the Investment Adviser and Sub-Adviser shall not indemnify or hold harmless the Fund Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Fund or the Trust of a Fund representation or warranty made herein or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Fund or Trust in the performance of any of its duties or obligations hereunder.

D. Notwithstanding anything in this Agreement to the contrary contained herein, the Sub-Adviser shall not be responsible or liable for its failure to perform under this Agreement or for any losses to the Investment Adviser or the Trust resulting from any event beyond the reasonable control of the Sub-Adviser or its agents, including but not limited to nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Trust’s property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event.

E. No Trustee or shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

6.	REPRESENTATIONS OF THE INVESTMENT ADVISER

The Investment Adviser represents and warrants to the Trust and the Sub-Adviser that:

A. The Investment Adviser has been duly authorized by the Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

B. The Investment Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Sub-Adviser with a copy of such code of ethics.

C. The Investment Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

D. The Investment Adviser acknowledges receipt of Part II of the Sub-Adviser’s Form ADV at least forty-eight (48) hours prior to entering into this Agreement, as required by Rule 204-3 under the Advisers Act.

E. The Investment Adviser shall provide (or cause the Trust’s custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the portion of each Fund managed by the Sub-Adviser, cash requirements and cash available for investment in such portion of each such Fund, and all other information as may be reasonably necessary for the Sub-Adviser to perform its duties hereunder.

F. This Agreement is a valid and binding Agreement of the Investment Adviser, enforceable against it in accordance with the terms hereof.

7.	REPRESENTATIONS OF THE TRUST

The Trust represents, warrants and agrees to the Investment Adviser and the Sub-Adviser as follows:

A. The Fund is a series of the Trust that is duly registered as an open-end investment company under the 1940 Act.

B. The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement.

C. The execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s Trust Instrument, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

D. The Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Investment Adviser and the Sub-Adviser with a copy of such code of ethics.

E. This Agreement is a valid and binding Agreement of the Trust, enforceable against it in accordance with the terms hereof.

8.	REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents and warrants to the Investment Adviser and the Trust as follows:

A. The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Sub-Adviser shall certify to the Investment Adviser and the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Adviser or the Trust, the Sub-Adviser shall permit the Investment Adviser or the Trust, their employees or their agents to examine the reports required to be made by the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

C. Upon written request, the Sub-Adviser shall provide a certification to the Fund’s Chief Compliance Officer (“CCO”) to the effect that the Sub-Adviser has adopted and implemented policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons of the Advisers Act.

D. The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

E. The Sub-Adviser acknowledges that the Investment Adviser and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser agrees not to consult with (i) other sub-advisers to a Fund, if any, (ii) other sub-advisers to any other fund of the Trust, or (iii) other sub-advisers to an investment company under common control with any Fund, concerning transactions for a Fund in securities or other assets.

F. This Agreement is a valid and binding Agreement of the Sub-Adviser, enforceable against it in accordance with the terms hereof.

9.	NON-EXCLUSIVITY

The services of the Sub-Adviser to the Investment Adviser, the Fund(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation.

10.	SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment or require a written advisory agreement pursuant to the 1940 Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Investment Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under this Agreement.

11.	TERMINATION OF AGREEMENT

This Agreement shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Trustees or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by a vote of the majority of the Trustees, by the vote of a majority of the outstanding voting securities of such Fund, or the Investment Adviser on sixty (60) days’ prior written notice to the Sub-Adviser, and the Investment Adviser as appropriate. In addition, this Agreement may be terminated with respect to any Fund by the Sub-Adviser upon sixty (60) days written notice to the Investment Adviser. This Agreement will automatically terminate, without the payment of any penalty in the event the Investment Advisory Agreement between the Investment Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

12.	AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties with respect to any Fund only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Fund (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Fund affected by the amendment or all the Funds of the Trust. Additional funds may be added to Appendix A by written agreement of the Investment Adviser, the Trust and the Sub-Adviser.

13.	ASSIGNMENT

The Sub-Adviser shall not assign this Agreement. Any assignment (as that term is defined in the 1940 Act) of this Agreement shall result in the automatic termination of this Agreement, as provided in Section 11 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of the Sub-Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

14.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the Fund.

15.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

16.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party (i) in person, (ii) by registered or certified mail, or (iii) delivery service, providing the sender with notice of receipt, or to such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered if sent in accordance with this paragraph.

For:	Sub-Adviser: RiverFront Investment Group, LLC 9011 Arboretum Parkway, Suite 110 Richmond, VA 23236 Attn: Peter J. Quinn, Jr.

For:	Investment Adviser: ALPS Advisors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203 Attn: General Counsel

For:	Trust:
Financial Investors Trust
1290 Broadway, Suite 1100
Denver, CO 80203
Attn: Secretary

17.	SEVERABILITY AND SURVIVAL

Should any portion of this Agreement for any reason be held to be void in law or in equity, this Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein. Sections 5, 17 and 20 shall survive the termination of this Agreement.

18.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado, without regard to the conflicts of laws provisions of that state, or any of the applicable provisions of the 1940 Act. To the extent that the laws of the State of Colorado, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control.

19.	INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated persons,” as used herein, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.	CONFIDENTIALITY

Each party shall treat as confidential all Confidential Information of the other (as that term is defined below) and use such information only in furtherance of the purposes of this Agreement. Each party shall limit access to the Confidential Information to its affiliates, employees, consultants, auditors and regulators who reasonably require access to such Confidential Information, and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information. For purposes of this Agreement, Confidential Information shall include all non-public business and financial information, methods, plans, techniques, processes, documents and trade secrets of a party. Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was known to the applicable party at the time of the disclosure.

21.	COUNTERPARTS

This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

ALPS ADVISORS, INC.		RIVERFRONT INVESTMENT GROUP, LLC

By:		By:
	Name:		Name:
	Title:		Title:

FINANCIAL INVESTORS TRUST

By:
Name:
Title:

APPENDIX A

RiverFront Long-Term Growth Fund

RiverFront Moderate Growth Fund

RiverFront Long-Term Growth & Income Fund

RiverFront Moderate Growth & Income Fund

APPENDIX B

In consideration for the services to be performed under this Agreement, the Sub-Adviser shall receive from the Investment Adviser from the management fee paid by the Trust to the Investment Adviser under the Investment Advisory Agreement an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 0.60% of the Fund’s daily net assets during the month.

Exhibit C

FINANCIAL INVESTORS TRUST

ALPS/KOTAK INDIA GROWTH FUND

FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of                      by and among ALPS Advisors, Inc. (the “Investment Adviser”), a Colorado corporation having its principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado 80203, Kotak Mahindra (UK) Ltd. (the “Sub-Adviser”), a corporation organized under the laws of the United Kingdom, having its principal place of business at 6th Floor, Portsoken House, 155-157 Minories, London, United Kingdom EC3N 1LS, and the Financial Investors Trust (the “Trust”), on behalf of the ALPS/Kotak India Growth Fund (the “Fund”), a Delaware statutory trust having its principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder (the “Advisers Act”);

WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the same date of this Agreement with Financial Investors Trust (the “Trust”), an investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “1940 Act”);

WHEREAS, the Trust is registered as an open-end, management investment company under the 1940 Act, and the Fund is a separate series of shares of the Trust (other series of shares of the Trust are referred to herein as “funds”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Trust and the Investment Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the Fund in the manner and on the terms hereinafter set forth;

WHEREAS, the Investment Adviser has the authority under the Investment Advisory Agreement, with the consent of the Board of Trustees of the Trust (the “Board of Trustees”), to select sub-advisers for the Fund; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Investment Adviser and the Fund pursuant to and subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the Investment Adviser, the Trust and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER

The Investment Adviser hereby appoints the Sub-Adviser to act as the sub-adviser for the Fund in accordance with the terms and conditions of this Agreement.

2.	ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts the appointment made in Section 1 and agrees to render the services herein set forth for the compensation herein provided.

The assets of the Fund will be maintained in the custody of a custodian (who shall be identified by the Investment Adviser in writing). The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reasonable reliance on written instructions of the Sub-Adviser., and then only if and to the extent provided in Section 5 hereof. The custodian will be responsible for the custody, receipt and delivery of securities and other assets of the Fund, and the Sub-Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Fund. The Investment Adviser and the Fund shall be responsible for all custodial arrangements, including the payment of all fees and charges to the custodian.

3.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A. As sub-adviser to the Fund, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Fund and determine the composition of the assets of the Fund, and shall have discretion in purchasing and in selling securities and other assets for the Fund, in accordance with the terms of this Agreement, the Fund’s Prospectus and Statement of Additional Information (“SAI”) and subject to the direction, supervision and control of the Investment Adviser and the Board of Trustees of the Trust. Prior to the commencement of the Sub-Adviser’s services hereunder, the Investment Adviser shall provide the Sub-Adviser with current copies of the Fund’s Prospectus and SAI. The Investment Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to the Fund’s Prospectus and SAI and the Sub-Adviser will not need to comply until a copy has been provided to the Sub-Adviser and agreed upon.

B. The Sub-Adviser is authorized, in its discretion, to place orders for the purchase and sale of securities with or through such brokers, dealers or banks as the Sub-Adviser may select and to open, maintain and close accounts in the name and on behalf of the Trust and the Fund or any of its subsidiaries with such brokers, dealers and banks, and may also place orders directly with an issuer. The Sub-Adviser will seek to obtain best execution under the circumstances of the particular transaction taking into consideration the full range and quality of a broker’s services in placing brokerage including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness to the Sub-Adviser. Consistent with this principle, the Sub-Adviser may place orders with brokers and dealers (including affiliates of the Adviser or the Sub-Adviser, subject to

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compliance with the Trust’s Rule 17e-1 policies and procedures) that provide the Sub-Adviser with “research services” as such term is used in Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “1934 Act”). Such research services received from such brokers and dealers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser hereunder or the compensation to be received by the Sub-Adviser hereunder. Subject to any Fund procedures that are communicated to the Sub-Adviser in writing and applicable law, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser or its affiliates an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund and to other clients of the Sub-Adviser and its affiliates as to which the Sub-Adviser and its affiliates exercise investment discretion. The Sub-Adviser may (but is not required to) aggregate sales and purchase orders of securities or derivatives held in the Fund with similar orders being made simultaneously for other portfolios managed by the Sub-Adviser if, in the Sub-Adviser’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund.

C. The Investment Adviser understands and agrees that the Sub-Adviser and its affiliates perform investment management services for various clients, some of which have investment strategies similar to the Fund, and may take action with respect to any of its or their other clients which may differ from, or be substantially similar to, action taken or from the timing or nature of action taken by the Sub-Adviser for the Fund. The Sub-Adviser’s authority hereunder shall not be impaired because of the fact that it or its affiliates may effect transactions with respect to securities for its or their own account or for the accounts of others which the Sub-Adviser or an affiliate manages which are identical or similar to securities with respect to which the Sub-Adviser may effect transactions for the Fund at the same or similar times.

D. The Sub-Adviser will provide the Investment Adviser with copies of the Sub-Adviser’s current policies and procedures adopted in accordance with Rule 206(4)-7 under the Advisers Act. To the extent the Fund is required by the 1940 Act to adopt any such policy or procedure, the Investment Adviser will submit such policy or procedure to the Board of Trustees for adoption by the Fund, with such modifications or additions thereto as the Board of Trustees or the Investment Adviser may recommend with the concurrence of the Sub-Adviser.

E. The Sub-Adviser will maintain and preserve all accounts, books and records with respect to its services hereunder on behalf of the Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and Advisers Act and shall file with the U.S. Securities and Exchange Commission (“SEC”) all forms it is required to file pursuant to Section 13(f) and 13(g) of the 1934 Act, with respect to its duties as are set forth herein. The records maintained by the Sub-Adviser hereunder on behalf of the Fund and relating to the services provided under this Agreement shall be the property of the Fund.

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F. The Sub-Adviser will, unless and until otherwise directed by the Investment Adviser, exercise all rights of security holders with respect to securities held by the Fund, including, but not limited to, voting proxies in accordance with the Sub-Adviser’s then-current proxy voting policies. as approved by the Fund and filing class action claims with respect to securities held by the Fund.

G. The Sub-Adviser will make available and provide information concerning the Sub-Adviser required by the Fund in the preparation of its registration statements, reports and other documents required by federal and state securities laws, and such other information as the Fund or the Investment Adviser may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the distribution of the Fund’s shares.

H. In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Fund’s Prospectus and SAI and with the instructions and directions of the Investment Adviser and of the Board of Trustees and will comply in all materials respects with the applicable requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

I. The Sub-Adviser at its expense will make available to the Board of Trustees and the Investment Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or by telephone, at the mutual convenience of the Investment Adviser and the Sub-Adviser, in order to review the investment policies, performance and other investment related information regarding a Fund and to consult with the Board of Trustees of the Fund and Investment Adviser regarding the Fund’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder. The Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officers of, the Investment Adviser and the Trust in matters relating to the Sub-Adviser’s services on behalf of the Fund.

J. The Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide any comments on a timely basis. The Investment Adviser or the Fund will provide such documents to the Sub-Adviser in a reasonable timeframe prior to the due date. In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Investment Adviser will provide on a timely basis such certifications or sub-certifications as the Investment Adviser or the Fund may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer in order to satisfy the Trust’s legal and regulatory requirements.

4.	COMPENSATION OF SUB-ADVISER; EXPENSES

The Investment Adviser will pay the Sub-Adviser as compensation for providing services in accordance with this Agreement those fees as set forth in Appendix A. In the event that this Agreement is terminated pursuant to Section 11, the Investment Adviser and the Sub-Adviser agree that all fees not previously paid shall become due and owing to the Sub-Adviser promptly

4

after the termination date of the Sub-Adviser with respect to the Fund and that the amount of such fees shall be calculated by treating the termination date as the next fee computation date. The annual base fee will be prorated for such fees owed through the termination date.

During the term of this Agreement, the Sub-Adviser will bear all costs and expenses of its employees and any overhead incurred in connection with the performance of its duties hereunder. In addition, the Investment Adviser shall be responsible for extraordinary expenses incurred by the Sub-Adviser in connection with the performance of its duties hereunder, including, without limitation, expenses incurred with respect to proxy voting execution, advice and reporting.

5.	LIABILITY AND INDEMNIFICATION

A. Notwithstanding anything to the contrary contained in this Agreement, except as may otherwise be provided by the 1940 Act or any other federal securities law, in the absence of willful misconduct, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties under this Agreement, neither the Sub-Adviser nor any of its shareholders, partners, officers, directors, trustees, employees, agents, consultants or affiliates (its “Affiliates”) shall be liable for any error of judgment or mistake of law or for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the Investment Adviser, the Fund or the Trust or its or their shareholders, partners, officers, directors, trustees, employees or agents, for any action or inaction taken in good faith by the Sub-Adviser or its Affiliates with respect to the Fund.

B. Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Investment Adviser shall indemnify and hold harmless the Sub-Adviser, its officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (the “1933 Act”)) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject at common law or otherwise, arising out of the Sub-Adviser’s action or inaction or based on this Agreement; provided however, the Investment Adviser shall not indemnify or hold harmless the Sub-Adviser Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to the extent due to (i) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made herein, (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, advertisements or sales literature, if such statement was made in reasonable reliance upon information furnished to the Investment Adviser by the Sub-Adviser in writing and intended for use therein.

C. Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Investment Adviser and the Sub-Adviser shall each, severally and not jointly, indemnify and hold harmless the Fund and the Trust, their officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all

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controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, “Fund Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, arising out of the Investment Adviser’s or the Sub-Adviser’s, as applicable, willful misconduct, fraud, reckless disregard or gross negligence in carrying out its obligations under this Agreement.

D. Notwithstanding anything in this Agreement to the contrary contained herein, the Sub-Adviser shall not be responsible or liable (including for indemnification obligations) for its failure to perform under this Agreement or for any losses to the Investment Adviser or the Trust resulting from any event beyond the reasonable control of the Sub-Adviser or its agents, including but not limited to nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Trust’s property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event.

E. No Trustee or shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

6.	REPRESENTATIONS OF THE INVESTMENT ADVISER

The Investment Adviser represents and warrants to the Trust and the Sub-Adviser as follows:

A. The Investment Adviser has been duly authorized by the Board of Trustees and the Trust’s Trust Instrument and other governing documents to delegate to the Sub-Adviser the provision of investment services to the Fund as contemplated hereby.

B. The Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Sub-Adviser with a copy of such code of ethics.

C. The Investment Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other applicable law, regulation or order from retaining the Sub-Adviser to serve as sub-adviser to the Fund or from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the

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Investment Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

D. The Investment Adviser shall provide (or cause the Trust’s custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition to assets in the portion of the Fund managed by the Sub-Adviser, cash requirements and cash available for investment in such portion of such Fund, and all other information as may be reasonably necessary for the Sub-Adviser to perform its duties hereunder.

E. This Agreement is a valid and binding Agreement of the Investment Adviser, enforceable against it in accordance with the terms hereof.

7.	REPRESENTATIONS OF THE TRUST

The Trust represents and warrants to the Investment Adviser and the Sub-Adviser as follows:

A. The Fund is a series of the Trust that is duly registered as an open-end investment company under the 1940 Act.

B. The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement.

C. The execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s Trust Instrument or other governing documents, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

D. The Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Investment Adviser and the Sub-Adviser with a copy of such code of ethics.

E. This Agreement is a valid and binding Agreement of the Trust, enforceable against it in accordance with the terms hereof.

8.	REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents and warrants to the Investment Adviser and the Trust as follows:

A. The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other applicable law, regulation or order from

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performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Sub-Adviser shall certify to the Investment Adviser and the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Adviser or the Trust, the Sub-Adviser shall permit the Investment Adviser or the Trust, their employees or their agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

C. Upon written request, the Sub-Adviser shall provide a certification to the Chief Compliance Officer (“CCO”) to the effect that the Sub-Adviser has adopted and implemented policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons of the Advisers Act.

D. The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

E. The Sub-Adviser acknowledges that the Investment Adviser and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser agrees not to consult with (i) other sub-advisers to the Fund, if any, (ii) other sub-advisers to any other fund of the Trust, or (iii) other sub-advisers to an investment company under common control with the Fund, concerning transactions for the Fund in securities or other assets. The Sub-Adviser may utilize Rule 17a-7 as long as it complies with the Trust’s Rule 17a-7 policies and procedures.

F. This Agreement is a valid and binding Agreement of the Sub-Adviser, enforceable against it in accordance with the terms hereof.

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9.	NON-EXCLUSIVITY

The services of the Sub-Adviser to the Investment Adviser, the Fund and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers, employees and affiliates of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation.

10.	SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person, including its affiliates, it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund that would constitute an assignment or require a written advisory agreement pursuant to the 1940 Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Investment Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under this Agreement.

11.	TERMINATION OF AGREEMENT

This Agreement shall become effective as of the date hereof and, unless sooner terminated as provided herein, shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by both (i) the vote of a majority of the Board of Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a vote of a majority of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated by the Trust on behalf of the Fund at any time, without the payment of any penalty, by a vote of the majority of the Board of Trustees, or by the vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ prior written notice to the Sub-Adviser, and the Investment Adviser as appropriate. This Agreement may be terminated by the Investment Adviser on sixty (60) days’ prior written notice to the Sub-Adviser. In addition, this Agreement may be terminated with respect to the Fund by the Sub-Adviser upon sixty (60) days’ prior written notice to the Investment Adviser. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act). This Agreement will automatically terminate in the event the Investment Advisory Agreement between the Investment Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. Upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice, this Agreement will terminate at the end of such thirty (30) day period.

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12.	AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties with respect to the Fund only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Board of Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other fund affected by the amendment or all the funds of the Trust. Additional funds may be added to this Agreement by written agreement of the Investment Adviser, the Trust and the Sub-Adviser.

13.	ASSIGNMENT

The Sub-Adviser shall not assign this Agreement. Any assignment (as that term is defined in the 1940 Act) of this Agreement shall result in the automatic termination of this Agreement, as provided in Section 11 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of the Sub-Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

14.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the Fund.

15.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

16.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party (i) in person, (ii) by registered or certified mail, or (iii) delivery service, providing the sender with notice of receipt, or to such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered if sent in accordance with this paragraph.

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For:		Sub-Adviser:
Kotak Mahindra (UK) Ltd.
6th Floor, Portsoken House
155-157 Minories
London, UK EC3N 1LS
Attn: Amit Garg

For:		Investment Adviser:
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Attn: General Counsel

For :	:	Trust:
Financial Investors Trust
1290 Broadway, Suite 1100
Denver, CO 80203
Attn: Secretary

17.	SEVERABILITY AND SURVIVAL

Should any portion of this Agreement for any reason be held to be void in law or in equity, this Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein. Sections 5, 17, 20 and 21 shall survive the termination of this Agreement.

18.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York, without regard to the conflicts of laws provisions of that state, or any of the applicable provisions of the 1940 Act. To the extent that the laws of the State of New York, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control.

19.	INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of

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special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.	CONFIDENTIALITY

Each party shall treat as confidential all Confidential Information (as that term is defined below) of the other and use such information only in furtherance of the purposes of this Agreement. Each party shall limit access to the Confidential Information to its affiliates, employees, consultants, auditors and regulators who reasonably require access to such Confidential Information, and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information. For purposes of this Agreement, Confidential Information shall include all non-public business and financial information, methods, plans, techniques, processes, documents and trade secrets of a party. Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was known to the applicable party at the time of the disclosure. Further, the parties are authorized to disclose Confidential Information if required by law or regulatory authorities having jurisdiction. The disclosing party shall, if permitted by applicable law, notify the other party of such disclosure as soon as reasonably practicable.

21.	USE OF NAMES; CONSENT TO REFERENCE

It is expressly understood and agreed that the names “Kotak,” “Kotak Mahindra,” “Kotak Mahindra (UK) Limited” or any derivation thereof, or any logo associated with those names, are the valuable property of the Sub-Adviser’s parent company, namely Kotak Mahindra Bank Limited, and that the Fund and the Investment Adviser shall not have the right to use such names (or derivations thereof or associated logos) except as may be permitted in writing by Kotak Mahindra Bank Limited.

22.	COUNTERPARTS

This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

ALPS ADVISORS, INC.	KOTAK MAHINDRA (UK) LTD.

By:	By:
Name:
Title:

FINANCIAL INVESTORS TRUST on behalf of the ALPS/Kotak India Growth Fund

By:

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APPENDIX A

In consideration for the services to be performed under this Agreement, the Investment Adviser will pay the Sub-Adviser a portion of the management fee paid by the Trust to the Investment Adviser under the Investment Advisory Agreement dated the same date as this Agreement an annual management fee payable monthly and accrued daily in an amount equal to (i) 1.15% on the first $50 million of average daily net assets and (ii) 1.05% on assets over $50 million of the Fund’s average daily net assets during the month. Such fee will be due and payable by the Investment Adviser in arrears within ten business days after the end of each month. If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

EXHIBIT D

DATA REGARDING EACH EXISTING

SUB-ADVISORY AGREEMENT

A.	Date of Each Existing Sub-Advisory Agreement.

The	Board of Trustees of the Trust last approved each of the agreements listed here on July 26, 2011.

1.

Investment Advisory and Management Agreement, dated as of October 1, 2007, between the Trust, on behalf of the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund), and ALPS Advisors.

2.	Investment Advisory Agreement, dated as of August 31, 2009, between the Trust, on behalf of the ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund), and ALPS Advisors.

3.	Investment Advisory Agreement, dated as of January 15, 2010, between the Trust, on behalf of the Clough China Fund, and ALPS Advisors.

4.	Investment Advisory Agreement, dated as of June 15, 2010, between the Trust, on behalf of the Jefferies Asset Management Commodity Strategy Allocation Fund, and ALPS Advisors.

5.

Investment Advisory Agreement, dated as of August 2, 2010, between the Trust, on behalf of the RiverFront Moderate Growth Fund, RiverFront Long-Term Growth & Income Fund and RiverFront Moderate Growth & Income Fund, and ALPS Advisors.

6.	Investment Advisory Agreement, dated as of September 27, 2010, between the Trust, on behalf of the RiverFront Long-Term Growth Fund, and ALPS Advisors.

7.	Investment Advisory Agreement, dated as of January 21, 2011, between the Trust, on behalf of the ALPS/Kotak India Growth Fund, and ALPS Advisors.

B.	Advisory Fee Rates Under Both the Existing Sub-Advisory Agreements and the New Sub-Advisory Agreements for each Fund.

Funds	Existing Sub- Advisory Agreement	New Sub-Advisory Agreement

ALPS/Red Rocks Listed Private Equity Fund	0.57%	0.57%

ALPS/WMC Value Intersection Fund	(i) 0.50% ($0-$250M); (ii) 0.40% (between $250M-$500M); and (iii) 0.30% ($500M and above)	(i) 0.50% ($0-$250M); (ii) 0.40% (between $250M-$500M); and (iii) 0.30% ($500M and above)

Clough China Fund	0.90%	0.90%

Jefferies Asset Management Commodity Strategy Allocation Fund	0.75%	0.75%

RiverFront Long-Term Growth Fund	0.60%	0.60%

RiverFront Moderate Growth Fund, RiverFront Long-Term Growth & Income Fund and RiverFront Moderate Growth & Income Fund	0.60%	0.60%

ALPS/Kotak India Growth Fund	(i) 1.15% ($0-$50M) and (ii) 1.05% (over $50M)	(i) 1.15% ($0-$50M) and (ii) 1.05% (over $50M)

C.

During the Fiscal Year Ending April 30, 2011, the Aggregate Amount of Advisory Fees Paid to Any Sub-Adviser and the Aggregate Amount of Any Other Payments by a Fund to Any Sub-Adviser or any of its Affiliated Persons or Affiliated Person of Such Person (Other Than Under an Existing Sub-Advisory Agreement).

Funds	Aggregate Advisory Fees Paid by a Fund to a Sub- Adviser for FYE 4/30/2011	Aggregate Other Payments by a Fund to a Sub- Adviser for FYE 4/30/2011	Aggregate Other Payments by a Fund to Affiliates of Any Sub-Adviser of Affiliates of Such Affiliates for FYE 4/30/2011

ALPS/Red Rocks Listed Private Equity Fund	0	0	0

ALPS/WMC Value Intersection Fund	0	0	0

Clough China Fund	0	0	0

Jefferies Asset Management Commodity Strategy Allocation Fund	0	0	0

RiverFront Long-Term Growth Fund	0	0	0

RiverFront Moderate Growth Fund	0	0	0

RiverFront Long-Term Growth & Income Fund	0	0	0

RiverFront Moderate Growth & Income Fund	0	0	0

ALPS/Kotak India Growth Fund	0	0	0

D.	Whether Any Sub-Adviser Has Waived, Reduced or Otherwise Agreed to Reduce its Compensation for any Fund Under any Applicable Contract.

Funds	Fee Waivers by ALPS Advisors

ALPS/Red Rocks Listed Private Equity Fund

ALPS Advisors and the Fund’s Sub-Adviser have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Service Fees (C shares only), Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.25% of the Fund’s average daily net assets. This agreement is in effective through August 31, 2012. ALPS Advisors and the Fund’s Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fees and expense were deferred. ALPS Advisors and the Fund’s Sub-Adviser may not discontinue this waiver without approval by the Fund’s Board of Trustees.

ALPS/WMC Value Intersection Fund	Not applicable.

Clough China Fund	Not applicable.

Jefferies Asset Management Commodity Strategy Allocation Fund	The Fund’s Sub-Adviser has agreed to waive and/or reimburse fees or expenses in order to limit Total annual Fund operating expenses after fee waiver/expense reimbursements (excluding distribution and service (12b-1) fees, shareholder services fees, Acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.05% (for Class A shares), 1.05% (for Class C shares) and 1.15% (for Class I shares) of average daily net assets through August 31, 2012. The Fund may have to repay some of these waivers and reimbursements to the Sub-Adviser in the following two years. This waiver may not be discontinued without approval by the Board of the Fund.

The Fund intends to invest a portion of its assets in a wholly owned Cayman subsidiary (the “Subsidiary”). The Subsidiary has entered into a separate advisory agreement with Jefferies Asset Management, LLC, the Subsidiary’s investment adviser and the Fund’s Sub-Adviser, for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Sub-Adviser a management fee at the same rate that the Fund pays ALPS Advisors for services provided to the Fund. ALPS Advisors has agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. The Sub-Adviser has agreed to waive the sub-advisory fee it receives from the Adviser in an amount equal to the management fee paid by the Subsidiary.

RiverFront Long-Term Growth Fund	ALPS Advisors and the Fund’s Sub-Adviser have contractually agreed to limit the amount of total annual expenses of the Fund (including Acquired Fund Fees) to 0.90% of the average daily net assets for the Class A, Class C and Class I shares. This obligation excludes Distribution and Services (12b-1) Fees, Shareholder Services Fees, taxes, brokerage commissions and extraordinary expenses. Each of ALPS Advisors and the Fund’s Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. This agreement may not be terminated or modified prior to December 31, 2012 except with the approval of the Fund’s Board of Trustees.

RiverFront Moderate Growth Fund	ALPS Advisors and the Fund’s Sub-Adviser have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, taxes and extraordinary expenses, to 1.05% of the Fund’s average daily net assets. This agreement is in effective through August 31, 2012. Each of ALPS Advisors and the Fund’s Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

RiverFront Long-Term Growth & Income Fund	ALPS Advisors and the Fund’s Sub-Adviser have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, taxes and extraordinary expenses, to 1.05% of the Fund’s average daily net assets. This agreement is in effective through August 31, 2012. Each of ALPS Advisors and the Fund’s Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

RiverFront Moderate Growth & Income Fund	ALPS Advisors and the Fund’s Sub-Adviser have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, taxes and extraordinary expenses, to 1.05% of the Fund’s average daily net assets. This agreement is in effective through August 31, 2012. Each of ALPS Advisors and the Fund’s Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

ALPS/Kotak India Growth Fund	ALPS Advisors has agreed to waive and Kotak Mahindra (UK) Limited, the Fund’s Sub-Adviser, has agreed to waive and/or reimburse fees or expenses in order to limit Total annual Fund operating expenses after fee waiver/expense reimbursements (excluding distribution and service (12b-1) fees, shareholder services fees, Acquired fund fees and expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.60% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2012. The Fund may have to repay some of these waivers and reimbursements to ALPS Advisors and the Fund’s Sub-Adviser in the following three years. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

EXHIBIT E

A.	Principal Executive Officer and Each Director of ALPS Advisors

Principal Executive Officer of ALPS Advisors:

1.	Thomas A. Carter.

Directors of ALPS Advisors:

1.	Thomas A. Carter

2.	Edmund J. Burke

3.	Jeremy O. May

4.	Spencer Hoffman

Name and Address*	Principal Occupation	Position(s) with the Funds (if any)

Thomas A. Carter

Mr. Carter joined ALPS Fund Services in 1994 and is currently President and Director of ALPS Advisors, ALPS Distributors and FTAM Funds Distributor, Inc. (“FDI”) and Executive Vice President and Director of ALPS Fund Services and ALPS Holdings. Before joining ALPS Fund Services, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is Trustee and President of ALPS ETF Trust and Trustee of Financial Investors Variable Insurance Trust.

None.

Edmund J. Burke

Mr. Burke is Chief Executive Officer and a Director of ALPS Holdings (since 2005) and Director of ALPS Advisors, ALPS Distributors, ALPS Fund Services and FDI and from 2001-2008, was President of ALPS Advisors, ALPS Distributors, ALPS Fund Services and FDI. Mr. Burke is Chairman and President of the Trust, Trustee and President of Clough Global Allocation Fund; Trustee and President of the Clough Global Equity Fund; Trustee and President of the Clough Global Opportunities Fund; Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.

Mr. Burke is Chairman and President of the Trust.

Jeremy O. May

Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services and Executive Vice President and Director of ALPS Holdings, ALPS Advisors, ALPS Distributors and FDI. Mr. May is also the Treasurer of the Trust,

Mr. May is Treasurer of the Trust.

Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc.,
Clough Global Allocation Fund, Clough Global Equity Fund, Clough
Global Opportunities Fund and Financial Investors Variable
Insurance Trust and Chairman and Trustee of the Reaves Utility
Income Fund.

Spencer Hoffman

Mr. Hoffman is a Managing Director of Lovell Minnick Partners LLC (“LMP”) and a member of its Investment Committee. He joined the Philadelphia office of LMP in 2007. Prior to joining LMP, Mr. Hoffman was a Principal at Safeguard Scientifics, a publicly traded growth capital investor. Prior to Safeguard, he was an Associate with Mellon Ventures where he was active in all aspects of their investing activities. Mr. Hoffman began his career in Merrill Lynch’s Global Investment Banking Group and then joined MicroStrategy as Manager of Corporate Affairs, reporting to the CEO. Mr. Hoffman received an MBA in Finance/Private Equity from the Wharton School of Business, and a Bachelor of Arts in African American Studies from Brown University.

None.

*	The business address of each Director is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

EXHIBIT F

PRINCIPAL EXECUTIVE OFFICER AND EACH DIRECTOR

OR GENERAL PARTNER OF EACH SUB-ADVISER

Red Rocks Capital LLC (“Red Rocks”)

Principal Executive Officers of Red Rocks:

1.	Adam Goldman

2.	Mark S. Sunderhuse

Managing Partners of Red Rocks:

1.	Adam Golden

2.	Mark S. Sunderhuse

Name and Address of Principal Executive Officers and Managing Partners*	Principal Occupation	Position(s) with the Funds (if any)
Adam Goldman	Co-Founder and Managing Partner of Red Rocks	Co-Portfolio Manager
Mark S. Sunderhuse	Co-Founder and Managing Partner of Red Rocks	Co-Portfolio Manager

*	The business address of each is Red Rocks Capital LLC, 25188 Genesee Trail Road, Suite 250, Golden, Colorado 80401.

Wellington Management Company LLP (“Wellington”)

Principal Executive Officers of Wellington:

1.	Charles S. Argyle

2.	Edward P. Bousa

3.	Cynthia M. Clarke

4.	Wendy M. Cromwell

5.	Selwyn J. Notelovitz

6.	Saul J. Pannell

7.	Phillip H. Perelmuter

8.	Edward J. Steinborn

9.	Brendan J. Swords

10.	Perry M. Traquina

11.	Vera M. Trojan

12.	James W. Valone

Managing Partners of Wellington:

1.	Perry M. Traquine

2.	Philip H. Perelmuter

3.	Brendan J. Swords

Name and Address of Principal Executive Officer and Managing Partners*	Principal Occupation	Position(s) with the Funds (if any)
Charles S. Argyle	Managing Director, Partner and Executive Committee Member	None.
Edward P. Bousa	Senior Vice President, Partner and Executive Committee Member	None.
Cynthia M. Clarke	Senior Vice President, Partner and Chief Legal Officer	None.
Wendy M. Cromwell	Senior Vice President, Partner and Executive Committee Member	None.
Selwyn J. Notelovitz	Senior Vice President, Partner and Chief Compliance Officer	None.
Saul J. Pannell	Senior Vice President, Partner and Executive Committee Member	None.
Phillip H. Perelmuter	Senior Vice President, Managing Partner and Executive Committee Member	None.
Edward J. Steinborn	Senior Vice President, Partner and Chief Financial Officer	None.
Brendan J. Swords	Senior Vice President, Managing Partner and Executive Committee Member	None.
Perry M. Traquina	President, Chief Executive Officer, Managing Partner and Executive Committee Member	None.
Vera M. Trojan	Senior Vice President, Partner and Executive Committee Member	None.
James W. Valone	Senior Vice President, Partner and Executive Committee Member	None.
Perry M. Traquina	President, Chief Executive Officer, Managing Partner and Executive Committee Member	None.
Phillip H. Perelmuter	Senior Vice President, Managing Partner and Executive Committee Member	None.
Brendan J. Swords	Senior Vice President, Managing Partner and Executive Committee Member	None.

*	The business address of each is Wellington Management Company, LLP, 280 Congress Street, Boston, Massachusetts 02210.

Clough Capital Partners LP (“Clough Capital”)

Principal Executive Officer of Clough Capital:

1.	Charles I. Clough, Jr.

General Partner of Clough Capital:

1.	Clough Capital Partners, LLC

Managing Members of Clough Capital:

1.	Charles I. Clough, Jr.

2.	James E. Canty

3.	Eric A. Brock

Name and Address of Principal Executive Officer and Managing Members*	Principal Occupation	Position(s) with the Funds (if any)
Charles I. Clough, Jr.	Partner, Chief Executive Officer and Managing Member of Clough Capital	None.
James E. Canty	Partner, Chief Financial Officer and Managing Member of Clough Capital	None.
Eric A. Brock	Partner, Research Director and Managing Member of Clough Capital	Co-Portfolio Manager

*	The business address of each is Clough Capital Partners LP, One Post Office Square, 40th Floor, Boston, Massachusetts 02109.

Jefferies Asset Management, LLC (“Jefferies”)

Principal Executive Officers of Jefferies:

1.	Adam C. Dechiara

2.	Bradford L. Klein

3.	Peregrine C. de M. Broadbent

4.	Andrew R. Kaplan

5.	Michael S. Kaplan

6.	Michael S. Sheehy

7.	Todd Streichler

Managing Member of Jefferies:

1.	Jefferies Group, Inc.

Name and Address of Principal Executive Officers and Managing Member*	Principal Occupation	Position(s) with the Funds (if any)
Adam C. Dechiara	Co-President of Jefferies Financial Products, LLC (November 2003 to December 2010); and Co-President of Jefferies Commodity Investment Services, LLC (since December 2009).	None.

Bradford L. Klein	President of Jefferies Financial Products, LLC (since November 2003); and Co-President of Jefferies Commodity Investment Services, LLC (since December 2009).	None.

Peregrine C. de M. Broadbent

Executive Vice President and Chief Financial Officer for Jefferies & Co., Inc., a registered broker-dealer, Jefferies Group, Inc. (NYSE: JEF), and certain affiliates (since November 2007); Chief Financial Officer of Jefferies Commodity Investment Services, LLC (since December 2009); Managing Director, Head of Institutional Controllers (Fixed Income, Equity and Investment Banking) of Morgan Stanley (November 2003 to November 2007).

None.

Andrew R. Kaplan

Executive Vice President and General Counsel of Jefferies Financial Products, LLC (since March 2004), Executive Vice President and General Counsel of Jefferies Commodity Investment Services, LLC (since December 2009); Secretary of Jefferies (since December 2005).

None.

Michael S. Kaplan

Managing Director and Director of Operations of Jefferies Financial Products, LLC (since January 2004), Managing Director and Director of Operations of Jefferies Commodity Investment Services, LLC (since December 2009).

None.

Michael S. Sheehy

Senior Vice President and Chief Compliance Officer of Jefferies Financial Products, LLC (since July 2007), Senior Vice President and Chief Compliance Officer of Jefferies Commodity Investment Services, LLC (since December 2009); associate at Cobb & Associates LLC (February 2006 to July 2007).

None.

Todd Streichler

Managing Director and Director of Finance of Jefferies Financial Products, LLC (since March 2004), Managing Director and Director of Finance of Jefferies Commodity Investment Services, LLC (since December 2009).

None.

*	The business address of each is Jefferies Asset Management, LLC, The Metro Center, One Station Place, 3N, Stamford, Connecticut 06902.

RiverFront Investment Group LLC (“RiverFront”)

Principal Executive Officer of RiverFront:

1.	Michael Jones, CFA

Board of Managers of RiverFront Investment Holdings Group, LLC (“RIHG”):

1.	Michael Jones, CFA (Chair)

2.	Roderick Smyth

3.	Douglas Sandler, CFA

4.	Peter Quinn

5.	Paul Purcell

6.	Michael Schroeder

7.	Louis Moelchert

Name and Address of Principal Executive Officer and Directors*	Principal Occupation	Position(s) with the Funds (if any)
Michael Jones, CFA	Chief Investment Officer, RiverFront	Co-Portfolio Manager
Roderick Smyth	Chief Investment Strategist, RiverFront	Co-Portfolio Manager
Douglas Sandler, CFA	Chief Equity Officer, RiverFront	Co-Portfolio Manager
Peter Quinn	Chief Financial Officer/Chief Operating Officer, RiverFront	None.

Paul Purcell	Chief Executive Officer, Robert W. Baird & Co. Inc.	None.

Michael Schroeder	President, Private Wealth Management, Robert W. Baird & Co. Inc.	None.

Louis Moelchert	Managing Partner, Private Advisors, LLC	None.

*	The business address of each is RiverFront Investment Group LLC, 9011 Arboretum Parkway, Suite 110, Richmond, Virginia 23236.

Kotak Mahindra (UK) Ltd. (“Kotak”)

Principal Executive Officer of Kotak:

1.	Abhishek Balotia

Directors of Kotak:

1.	Abhishek Bhalotia

2.	Varadarajan Viswanathan

3.	Ruchit Puri

4.	Gijo Joseph

5.	Hasan Askari

6.	Paul Parambi

7.	Chengalath, Jayaram

Name and Address*	Principal Occupation	Position(s) with the Funds (if any)
Abhishek Bhalotia	Director and Chief Executive Officer of Kotak, London	None.
Varadarajan Viswanathan	Director and MLRO of Kotak	None.
Ruchit Puri	Director and Chief Executive Officer Kotak, Singapore	None.
Gijo Joseph	Director and Chief Executive Officer Kotak, Dubai	None.
Hasan Askari	Non-Executive Director, Kotak	None.
Paul Parambi	Non-Executive Director, Kotak	None.
Chengalath, Jayaram	Non-Executive Director, Kotak	None.

*	The business address of each is Kotak Mahindra (UK) Ltd., 8th Floor, Portsoken House, 155-157 Minories, London EC3N 1LS United Kingdom.

EXHIBIT G

ADDITIONAL INFORMATION REGARDING ALPS ADVISORS

AND THE SUB-ADVISERS

ALPS Advisors, Inc.

ALPS Advisors, Inc. is a wholly owned subsidiary of ALPS Holdings, Inc. Lovell Minnick Equity Partners II LP owns approximately 73% of ALPS Holdings, Inc. Lovell Minnick Equity Advisors II LLC serves as the general partner of Lovell Minnick Equity Partners II LP. Lovell Minnick Partners LLC is the sole managing member of Lovell Minnick Equity Advisors II LLC. Lovell Minnick Holdings LLC is the sole managing member of Lovell Minnick Partners LLC. Jeffrey D. Lovell and James E. Minnick control Lovell Minnick Holdings LLC by virtue of their equity interests in this entity. The address for each entity listed above, except ALPS Advisors, Inc. and ALPS Holdings, Inc., is 2141 Rosecrans Avenue, Suite 5150, El Segundo, CA 90245. The address of ALPS Holdings, Inc. is 1290 Broadway, Suite 1100, Denver, CO 80203.

ALPS Advisors Inc. serves as investment adviser to the following registered funds that have investment objectives similar to those of the Funds:

Comparable Fund	Investment Objective	Assets under Management	Investment Advisory Fee	Fee Waiver or Reimbursements
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio	The portfolio seeks to provide investors with capital appreciation.	$42,952,695.38	0.45%	Yes
Ibbotson Growth ETF Asset Allocation Portfolio	The portfolio seeks to provide investors with capital appreciation.	$144,694,017.61	0.45%	Yes
Ibbotson Balanced ETF Asset Allocation Portfolio	The portfolio seeks to provide investors with capital appreciation and some current income.	$161,993,826.89	0.45%	Yes
Ibbotson Income & Growth ETF Asset Allocation Portfolio	The portfolio seeks to provide investors with current income and capital appreciation.	$91,746,191.02	0.45%	Yes
Liberty All Star Equity Fund	To seek total investment return, comprised of long-term capital appreciation and current income, through investment of at least 80% of its net assets in a diversified portfolio of equity securities.	$1,049,192,681.11	First $400 million: 0.800%; Next $400 million: 0.720%; Next $400 million: 0.648%; Over $1.2	No

billion 0.584%
Liberty All Star Growth Fund	To seek long-term capital appreciation through investment primarily in a diversified portfolio of equity securities.	$144,637,764.37	First $300 million: 0.80%; Over $300 million: 0.72%	No

Although the funds identified above may have investment objectives that are similar to those of one or more Funds, we note that there are important differences in fund characteristics and fund investment strategies that serve to distinguish these funds from the Funds.

Red Rocks Capital LLC (“Red Rocks”)

Red Rocks is owned by Adam Goldman and Mark Sunderhuse. The address of Mr. Goldman and Mr. Sunderhuse is 25188 Genesee Trail Road, Golden, Colorado 80401.

Red Rocks serves as investment adviser to the following registered funds that have an investment objective similar to the ALPS/Red Rocks Listed Private Equity Fund:

Comparable Fund	Assets under Management	Investment Objective	Investment Sub- Advisory Fee	Fee Waiver or Reimbursements
JNL/Red Rocks Listed Private Equity Fund	$840M as of June 30, 2011	Maximum Total Return	$0 to $200 M - .57% $200 M to $500M - .52% Over $500M - .47%	None

Wellington Management Company, LLP (“Wellington”)

The following individuals are partners and control persons of Wellington Management: Saul J. Pannell, Perry M. Traquina, Phillip H. Perelmuter, Brendan J. Swords, Edward P. Bousa, James W. Valone, Charles S. Argyle, Vera M. Trojan and Wendy M. Cromwell. The business address of the aforementioned individuals is 280 Congress Street, Boston, Massachusetts, 02210.

Clough Capital Partners, LP (“Clough Capital”)

Clough Capital Partners, LLC serves as general partner to Clough Capital. The following individuals are partners and control persons of Clough Capital, as well as managing members of Clough Capital Partners, LLC: Charles I. Clough, Jr., James E. Canty and Eric A. Brock. The address of Clough Capital Partners, LLC is One Post Office Square, 40th Floor, Boston, Massachusetts 02109.

Jefferies Asset Management, LLC (“Jefferies”)

Jefferies is a wholly owned subsidiary of Jefferies Group, Inc., a publicly traded company (JEF:NYSE). The address of Jefferies Group, Inc. is 520 Madison Avenue, 10th Floor, New York, New York 10022.

RiverFront Investment Group LLC (“RiverFront”)

RiverFront Investment Holding Group, LLC holds a 99% interest in RiverFront. Baird Financial Corporation holds a 1% interest in RiverFront Investment Holding Group, LLC. The address of RiverFront Investment Holding Group, LLC is 9011 Arboretum Parkway, Suite 110, Richmond, Virginia 23236.

Kotak Mahindra (UK) Ltd. (“Kotak”)

Kotak Mahindra (International) Limited and Kotak Mahindra Bank Limited own a 49% and 51% share holding in Kotak, respectively. Uday Kotak is Executive Vice Chairman and Managing Director of Kotak Mahindra Bank Limited. Kotak Mahindra (International) Limited is located at Cim Global Business Les Cascades, Edith Cavell Street, Port-Louis, Mauritius and Kotak Mahindra Bank Limited is located at 36-38A, 3rd Floor, Nariman Bhavan, 227, Nariman Point, Mumbai 400021.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.

    EVERY UNITHOLDERS VOTE IS IMPORTANT.

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE PROPOSALS.
				For	Against	Abstain

1. To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and ALPS Advisors, Inc.				☐	☐	☐

2. To approve a new Sub-Advisory Agreement among the Trust, on behalf of the Fund, ALPS Advisors, Inc. and the Fund’s Sub-Adviser.				☐	☐	☐

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement and Proxy Card for the Special Meeting, and information about how to attend the Special Meeting, are available at www.proxyweb.com or by calling 1-877-826-0885.

<XXXXX>2

FINANCIAL INVESTORS TRUST

Proxy for a Special Meeting of Shareholders to be Held on October 14, 2011

The undersigned, revoking prior proxies, hereby appoints JoEllen L. Legg and Jeremy O. May, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to attend, act, and vote shares of the Fund held in the name of the undersigned on the record date and entitled to vote at the Special Meeting of Shareholders of Financial Investors (the “Trust”) to be held at 1290 Broadway, Suite 1100, Denver, Colorado, 80203, on October 14, 2011, at 10:00 a.m. Mountain Time, or at any adjournment or postponement thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and the Proposals (set forth on the reverse side of this proxy card) have been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated. If no choice is indicated, this proxy will be voted “FOR” the Proposal. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE